                            OHIO NATIONAL FUND, INC.


                               One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800) 366-6654
                      STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 15, 2002


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Ohio National Fund, Inc. (the "Fund") dated May 1, 2002.

To obtain a free copy of the Fund's prospectus, write or call the Fund at the above address.

                                Table of Contents
                                -----------------
                                                                  Page
                                                                  ----
The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Fund Performance. . . . . . . . . . . . . . . . . . . . . . . . . .4
      Current Yield of Money Market Portfolio
      Total Return
      Portfolio Turnover

Investment Objectives and Policies. . . . . . . . . . . . . . . . .9
      Money Market Instruments

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . 10
      Hedging Transactions
      Covered Call Options and Put Options
      Futures Contracts
      Options on Futures Contracts and Financial Indexes
      Foreign Currency Hedging Transactions
      Short Sales
      Borrowing Money
      Zero-Coupon and Pay-in-kind Debt Securities

Management of the Fund. . . . . . . . . . . . . . . . . . . . . . .22
      Directors and Officers
      Compensation of Directors
      Shareholders' Meetings
      Investment Advisory and Other Services

Brokerage Allocation. . . . . . . . . . . . . . . . . . . . . . . .27

Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . 29

Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . .30

Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . 31

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 31

Legal Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . 31

The S&P 500 . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

The Nasdaq-100 Index. . . . . . . . . . . . . . . . . . . . . . . .32

Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
      Debt Security Ratings

                                    THE FUND


The Fund is an open-end diversified management investment company which currently consists of 20 separate portfolios - the Equity portfolio, the Money Market portfolio, the Bond portfolio, the Omni portfolio, the International portfolio, the Capital Appreciation portfolio, the Discovery (formerly called Small Cap) portfolio, the International Small Company portfolio, the Aggressive Growth portfolio, the Small Cap Growth (formerly called Core Growth) portfolio, the Growth & Income portfolio, the S&P 500 Index portfolio, the Social Awareness portfolio, the Capital Growth portfolio, the High Income Bond portfolio, the Equity Income portfolio, the Blue Chip portfolio, the Nasdaq-100 Index portfolio, the Bristol portfolio and the Bryton Growth portfolio. At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLI"), Ohio National Life Assurance Corporation ("ONLAC") and National Security Life and Annuity Company ("NSLAC") to support certain benefits under variable contracts issued by ONLI, ONLAC and NSLAC. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.


The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the Equity portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market portfolio, and the Bond portfolio was created. The Omni portfolio was added in 1984, the International portfolio in 1993, the Capital Appreciation and Discovery portfolios in 1994, the International Small Company and Aggressive Growth portfolios in 1995, the Core Growth, Growth & Income, S&P 500 Index and Social Awareness portfolios in 1997, the Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios in 1998, the Nasdaq-100 Index portfolio in 2000, and the Bristol and Bryton Growth portfolios in 2002. The investments held by each portfolio are maintained separately from those held by the other portfolios.

The investment and reinvestment of the assets of the Money Market, Bond, S&P 500 Index, Social Awareness and Nasdaq-100 Index portfolios, and the fixed-income component of the Omni portfolio, are directed by the Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of ONLI. The principal business address of ONLI, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242. That is also the address of the NSLAC administrative office. NSLAC's home office is at 100 Court Street, Binghamton, New York 13902.

The investment and reinvestment of Equity portfolio assets is managed by Legg Mason Funds Management, Inc. ("Legg Mason") as sub-adviser. The principal business address of Legg Mason is 100 Light Street, Baltimore, Maryland 21202.

The investment and reinvestment of International and International Small Company portfolio assets is managed by Federated Global Investment Management Corp. ("Federated Global") as sub-adviser. The principal business address of Federated Global is 175 Water Street, New York, New York 10038.

The investment and reinvestment of Capital Appreciation portfolio assets is managed by Jennison Associates LLC ("Jennison") as sub-adviser. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

The investment and reinvestment of Discovery portfolio assets is managed by Founders Asset Management LLC ("Founders") as sub-adviser. The principal business address of Founders is 2930 East Third Avenue, Denver, Colorado 80206.

The investment and reinvestment of Aggressive Growth portfolio assets is managed by Janus Capital Management LLC ("Janus") as sub-adviser. The principal business address of Janus is 100 Fillmore Street, Denver, Colorado 80206.


The investment and reinvestment of Small Cap Growth portfolio assets is managed by UBS Global Asset Management (New York), Inc. ("UBS Global AM") as sub-adviser. The principal business address of UBS Global AM is 51 West 52nd Street, New York, New York 10019.

The investment and reinvestment of Growth & Income and Capital Growth portfolio assets is managed by RS Investment Management Co. LLC. ("RSIM") as sub-adviser. The principal business address of RSI is 555 California Street, San Francisco, California 94104.

The investment and reinvestment of Bristol and Bryton Growth portfolio assets and the equity component of the Omni portfolio are managed by Suffolk Capital Management, LLC ("Suffolk") as sub-adviser. The principal business address of Suffolk is 1633 Broadway, New York, New York 10019. Suffolk is 81% owned by ONLI's parent, Ohio National Financial Services, Inc.

The investment and reinvestment of High Income Bond, Equity Income and Blue Chip portfolio assets is managed by Federated Investment Counseling ("Federated Investment") as sub-adviser. The principal business address of Federated Investment is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

Interests in each portfolio are represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the portfolio corresponding to that class. All shares of each portfolio have one vote per share and are freely transferable. When matters arise that affect only one portfolio, shares of just that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a portfolio whose shareholders did not approve that matter.

Each share of each portfolio may participate equally in the portfolio's dividends, distributions and net assets. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLI, ONLAC and NSLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI, ONLAC or NSLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.

U.S. Bancorp Fund Services, LLC is the Fund's transfer agent and fund accounting agent. It is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A. is custodian for those portfolios other than the International and International Small Company portfolios. It is located at 425 Walnut Street, Cincinnati, Ohio 45202. The custodian for the International and International Small Company portfolios is State Street Bank and Trust Company. It is located at 801 Pennsylvania Street, Kansas City, Missouri. For assets held outside the United States, the custodians enter into subcustodial agreements. The Board of Directors approves all these relationships.


                                FUND PERFORMANCE

From time to time, we advertise the current yield, average annual total return and cumulative total returns for the portfolios. We might compare the results to other similar mutual funds or unmanaged indices. Management's discussion and analysis of the Fund's performance is included in the Fund's most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio's average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods. Cumulative total return reflects a portfolio's aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio's expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund's total return may be demonstrated by comparing the Fund's total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

From time to time the annualized yield and "effective" yield will be quoted for the Money Market portfolio. The Money Market portfolio's yield refers to the income generated by an investment in the portfolio over the seven-day period indicated. This income is then "annualized" by assuming that the same amount of income generated by the portfolio that week is generated over a 52-week period and is shown as a percentage of the investment. "Effective" yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund may distribute sales literature comparing the performance of its portfolios against the Consumer Price Index or such established market indices as the Dow Jones Industrial Average, the Standard & Poor's 500, 400, 600 or 1500 Indices, one or more of Lehman Brothers Bond Indices, Merrill Lynch Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000, 2500 or 3000 Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the NASDAQ Composite Index, the Nasdaq-100 Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC's Money Fund Reports, or other management investment companies having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund may also advertise the performance ratings or rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption "Financial Highlights," certain information concerning the Fund and its individual portfolios. The following discussion describes the methods of calculating the current yield of the Money Market portfolio and the total return of all portfolios, and states the Fund's policy with respect to each portfolio's turnover rate.


CURRENT YIELD OF MONEY MARKET PORTFOLIO

Current annualized yield quotations for the Money Market portfolio are based on the portfolio's net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also disclose the effective yield of the Money Market portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.


TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

      where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
                      ERV= the ending redeemable value of a hypothetical $1,000
                           beginning-of-period payment at the end of the period (or fractional portion thereof).

The average annual total returns for each of the portfolios from the inception of the portfolio and for the one-, five- and ten-year periods ending on December 31, 2001, are as stated below:


                                                  One            Five             Ten          From        Inception
                                                  Year           Years           Years        Inception       Date
                                                  ----           ------          -----        ---------     -------
Equity*                                           -8.43%         5.06%           9.01%           9.86%     1/14/1971
Money Market                                       3.78%         5.18%           4.65%           6.92%     3/20/1980
Bond                                               8.41%         5.83%           6.48%           7.91%     11/2/1982
Omni                                             -13.07%         0.36%           5.82%           8.20%     9/10/1984
International*                                   -29.57%        -0.54%            N/A            6.22%      5/3/1993
International Small Company*                     -29.28%         3.52%            N/A            5.67%     3/31/1995
Capital Appreciation*                              9.69%        13.38%            N/A           14.27%      5/1/1994
Discovery                                        -18.36%        12.41%            N/A           17.35%      5/1/1994
Aggressive Growth*                               -31.82%        -8.66%            N/A           -3.02%     3/31/1995
Small Cap Growth*                                -39.50%         1.68%            N/A            1.68%      1/3/1997
Growth & Income                                  -12.84%        13.64%            N/A           13.64%      1/3/1997
Capital Growth                                   -14.46%         N/A              N/A           20.81%      5/1/1998
S&P 500 Index                                    -13.34%        11.01%            N/A           11.01%      1/3/1997
High Income Bond                                   4.27%         N/A              N/A           -0.37%      5/1/1998
Equity Income                                    -11.83%         N/A              N/A           -0.82%      5/1/1998
Blue Chip                                         -4.23%         N/A              N/A            1.34%      5/1/1998
Social Awareness                                 -19.78%        -4.31%            N/A           -4.31%      1/3/1997
Nasdaq-100 Index                                 -32.68%         N/A              N/A          -41.39%      5/1/2000
Bristol                                            N/A           N/A              N/A            N/A        5/1/2002
Bryton Growth                                      N/A           N/A              N/A            N/A        5/1/2002


In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from the inception of the portfolio and for the five- and ten-year periods ending on December 31, 2001 (assuming a hypothetical initial investment of $1,000) were as follows:


                                  Five Years      Ten Years   From Inception


Equity*                              $ 1,280       $ 2,370       N/A
Money Market                         $ 1,287       $ 1,575       N/A
Bond                                 $ 1,328       $ 1,874       N/A
Omni                                 $ 1,018       $ 1,761       N/A
International*                       $   973       N/A           $ 1,686
International Small Company*         $ 1,189       N/A           $ 1,451
Capital Appreciation*                $ 1,874       N/A           $ 2,782
Discovery                            $ 1,795       N/A           $ 3,410
Aggressive Growth*                   $   636       N/A           $ 1,451
Small Cap Growth*                    $ 1,087       N/A           $ 1,087
Growth & Income                      $ 1,895       N/A           $ 1,895
Capital Growth                       N/A           N/A           $ 2,000
S&P 500 Index                        $ 1,686       N/A           $ 1,686
High Income Bond                     N/A           N/A           $   987
Equity Income                        N/A           N/A           $   970
Blue Chip                            N/A           N/A           $ 1,050
Social Awareness                     $   802       N/A           $   802
Nasdaq-100 Index                     N/A           N/A           $   410
Bristol                              N/A           N/A           N/A
Bryton Growth                        N/A           N/A           N/A



*Prior to January 1, 1999, the sub-adviser of the International and International Small Company portfolios was Societe Generale Asset Management Corp. and the investment policies of the International Small Company portfolio were substantially different. Prior to August 2, 1999, the Equity portfolio was managed by the Adviser. Prior to January 3, 2000, the Capital Appreciation portfolio was managed by T. Rowe Price Associates, Inc. and the Aggressive Growth portfolio was managed by Strong Capital Management, Inc. Prior to May 1, 2002, the equity component of the Omni portfolio was managed by the Adviser. Prior to October 31, 2002, the Small Cap Growth portfolio was managed by Pilgrim Baxter & Associates, Ltd.


PORTFOLIO TURNOVER

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a portfolio. The Small Cap, Aggressive Growth and Strategic Income portfolios may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the portfolio's turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund's policy with respect to each portfolio is as follows:

      EQUITY PORTFOLIO - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the portfolio will be low. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. During 2001, the turnover rate for this portfolio was 20%.

      MONEY MARKET PORTFOLIO - Since the assets of this portfolio consist of short-term instruments, replacement of portfolio securities occurs frequently. However, since purchases are generally made through dealers or issuers on a net basis, the portfolio does not normally incur significant brokerage commissions.

      BOND PORTFOLIO - This portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The portfolio turnover rate will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 12% in 2001.

      OMNI PORTFOLIO - The portfolio turnover rate will vary from time to time but generally is not expected to exceed 150% annually. The turnover rate for this portfolio was 118% in 2001.

      INTERNATIONAL PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 201% in 2001.

      CAPITAL APPRECIATION PORTFOLIO - Although Jennison generally seeks less volatile securities for this portfolio, the portfolio may be traded fairly aggressively. Its portfolio turnover rate is normally expected to be 50% to 150% annually. The turnover rate for this portfolio was 126% in 2001.

      DISCOVERY PORTFOLIO - While this portfolio purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time a security has been held. The engagement in a substantial number of short-term transactions is expected to result in annual portfolio turnover rates of 100% to 300%. The turnover rate for this portfolio was 112% in 2001.

      INTERNATIONAL SMALL COMPANY PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 221% in 2001.

      AGGRESSIVE GROWTH PORTFOLIO - The securities of this portfolio are generally expected to be traded more aggressively than those of the other portfolios. Its portfolio turnover rate can normally be expected to be in excess of 100% annually. The turnover rate for this portfolio was 111% in 2001.


      SMALL CAP GROWTH PORTFOLIO - This portfolio is actively managed and its annual turnover rate may exceed 150%. The turnover rate for this portfolio was 208% in 2001.


      GROWTH & INCOME PORTFOLIO - RSIM exercises "sell" disciplines. A stock held in this portfolio is likely to be sold if it declines substantially in price (at least 15%), if it reaches its upside target price, if the company's business fundamentals turn negative, or if a more attractive opportunity appears. The prices of small- and mid-cap company securities in which this portfolio invests may be more volatile than those of larger companies. As a result, the portfolio's annual turnover rate is normally expected to be in excess of 100%. The turnover rate for this portfolio was 407% in 2001.

      S&P 500 INDEX PORTFOLIO - Securities held in this portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 10% in 2001.

      SOCIAL AWARENESS PORTFOLIO - This portfolio will not normally purchase securities with the intention of obtaining short-term returns. Under normal market conditions, the annual turnover rate generally is not expected to exceed 150%. The turnover rate for this portfolio was 150% in 2001.

      CAPITAL GROWTH PORTFOLIO - Securities held in this portfolio tend to be actively traded. Its portfolio turnover rate is normally expected to exceed 100%. The turnover rate was 142% in 2001.

      HIGH INCOME BOND PORTFOLIO - The portfolio turnover rate will vary from time to time, but it is not normally expected to exceed 100% for this portfolio. The turnover rate was 41% in 2001.

      EQUITY INCOME PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to be in the range of 50% to 150% annually. The turnover rate was 96% in 2001.

      BLUE CHIP PORTFOLIO - The portfolio will not engage in short-term trading, but it may dispose of securities held for a short period if, after examination of their value, the sub-adviser believes such disposition to be advisable in order to attain the portfolio's investment objective. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 27% in 2001.

      NASDAQ 100 INDEX PORTFOLIO. Securities held in this portfolio are generally only replaced when changes occur in the make-up of the Index or in order to more closely replicate the Index. The annual turnover rate is not expected to exceed 100%. The turnover rate was 58% in 2001.

      BRISTOL PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually.

      BRYTON GROWTH PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually.


                       INVESTMENT OBJECTIVES AND POLICIES

The following descriptions of money market instruments supplement the "Investment Objectives and Policies" set forth for each portfolio in the prospectus. The Money Market portfolio and the Omni and Strategic Income portfolios, to the extent they invest in the money market sector, will invest extensively in these instruments. The other portfolios may invest in such instruments to a limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.


MONEY MARKET INSTRUMENTS

      U.S. GOVERNMENT OBLIGATIONS - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

      CERTIFICATES OF DEPOSIT - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

      BANKERS' ACCEPTANCES - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

      COMMERCIAL PAPER - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

      CORPORATE OBLIGATIONS - Bonds and notes issued by corporations in order to finance longer-term credit needs.

      REPURCHASE AGREEMENTS - Agreements by which the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The term of these repurchase agreements will generally be short, from overnight to one week, and at no time more than one year.


                             INVESTMENT RESTRICTIONS

The prospectus lists the most significant investment restrictions to which the Fund is subject. The following is a complete list of the Fund's investment restrictions. Except as otherwise specified, investment restrictions stated in the prospectus and this Statement of Additional Information are fundamental policies. Restrictions number 4, 7, 8, 12 and 13 are fundamental policies of the Money Market, Bond and Omni portfolios and nonfundamental as to the remaining portfolios. The fundamental policies and nonfundamental operating policies of the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios are shown separately below. Fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. The Investment Company Act of l940 defines a majority vote as the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

The Fund may not issue senior securities and each portfolio of the Fund (other than the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios) will not:

      l. invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities) (this restriction does not apply to the Nasdaq 100 Index portfolio and it only applies as to 75% of the Equity portfolio's assets);

      2. purchase more than l0% of the outstanding voting securities of any one issuer, and the Money Market portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;

      3. invest more than 25% of the value of its total assets in any one industry, except that each portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal (this restriction does not apply to the Nasdaq-100 Index portfolio);

      4. invest more than 15% of the value of its assets (10% in the case of the Money Market, Bond and Omni portfolios) in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;


      5. other than the Growth & Income and Capital Growth portfolios, borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction. The Growth & Income and Capital Growth portfolios may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of each of their total net assets, other than the amount borrowed;


      6. purchase or sell commodities or commodity contracts except that (a) each portfolio other than the Money Market portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below,
            (b) the S&P 500 Index portfolio may purchase or sell stock index futures contracts in accordance with its stated investment objectives, and (c) the Nasdaq-100 Index portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index;

      7. other than the S&P 500 Index portfolio, purchase or sell put or call options, except that each portfolio other than the Money Market portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;


      8. invest in securities of foreign issuers except that (a) each of the Bond, Omni, Small Cap Growth, Growth & Income, S&P 500 Index, Social Awareness, Bristol and Bryton Growth portfolios may (i) invest up to l5% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments) American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional l0% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (b) each of the Discovery and Capital Growth portfolios may invest up to 30% of its assets in the securities of foreign issuers, (c) the Money Market portfolio may invest up to 50% of its assets in the securities of foreign issuers, provided the securities are denominated in U.S. dollars and held in custody in the United States, and (d) each of the Equity and Nasdaq-100 Index portfolios may invest up to 25% of its assets in the securities of foreign issuers. For purposes of this restriction number 8, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities;

      9. underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of l933 in selling portfolio securities;

      10. purchase or sell real estate, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;

      11. lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. No more than 10% of a portfolio's total assets will be invested in repurchase agreements maturing in more than seven days;

      12. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions, except that the Growth & Income portfolio may sell securities short;

      13. as to the Money Market, Bond and Omni portfolios, participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management;


      14. purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.


As a nonfundamental policy of each portfolio other than the Money Market, International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios, which policies may be changed at any time by the vote of a majority of the Board of Directors, each portfolio, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but, not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

In addition to the above restrictions, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, no more than 5% of the assets of the Money Market portfolio will be invested in "second-tier" short-term debt instruments, that is those receiving the second highest rating by any two nationally recognized statistical rating organizations ("NRSRO's") and not receiving the highest rating from more than one NRSRO (or receiving the second highest rating from one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased. In addition, not more than $1 million (or 1% of this portfolio's assets, if greater) may be invested in the second-tier instruments of any one issuer.

Under normal market conditions, at least 80% of the assets of the International and International Small Company Portfolios will be invested in securities of issuers in at least three different foreign countries. The Board of Directors has determined that each of State Street Bank and Trust Company and Bankers Trust Company has established a system to monitor the appropriateness of the Fund's assets held in foreign countries. The Board has delegated to State Street Bank and to Bankers Trust the selection of foreign custodians for the Fund's assets that are held outside the United States. In so doing the Board requires that these delegates determine that the Fund's assets will be subject to reasonable care based on the standards applying to custodians in the relevant markets after considering all factors related to the safekeeping of such assets.

CAPITAL APPRECIATION PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio may not:

        C.A.1. Borrow money except that the portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The portfolio may borrow from banks, other portfolios managed by Jennison or other persons to the extent permitted by applicable law;

        C.A.2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

        C.A.3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

        C.A.4. Make loans, although the portfolio may (i) lend portfolio securities and participate in an interfund lending program with other portfolios managed by Jennison provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the portfolio's total assets;
                (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

        C.A.5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

        C.A.6. Purchase a security if, as a result, with respect to 75% of the value of the portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

        C.A.7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

        C.A.8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

        C.A.9. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

        With respect to investment restrictions C.A.1. and C.A.4,, the portfolio will not borrow from or lend to any other portfolios managed by Jennison unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the portfolio or promulgate any rules allowing the transactions.

        With respect to investment restriction C.A.2., the portfolio does not consider currency contracts or hybrid investments to be commodities.

        For purposes of investment restriction C.A.3., U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

        For purposes of investment restriction C.A.4., the portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


CAPITAL APPRECIATION PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        C.A.10. Purchase additional securities when money borrowed exceeds 5% of its total assets;

        C.A.11. Invest in companies for the purpose of exercising management or control;

        C.A.12. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value;

        C.A.13. Purchase illiquid securities (including securities eligible for resale under Rule 144A of the Securities Act of 1933) and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

        C.A.14. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

        C.A.15. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) to make margin deposits in connection with futures contracts or other permissible investments;

        C.A.16. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

        C.A.17. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if as a result more than 5% of the value of the total assets of the portfolio would be invested in such programs;

        C.A.18. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

        C.A.19. Effect short sales of securities;

        C.A.20. Purchase any warrants if as a result the portfolio will have more than 5% of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security; or

        C.A.21. Invest more than 25% of the portfolio's total assets (excluding reserves) in foreign securities.


AGGRESSIVE GROWTH PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio:

        A.G.1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer, or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

        A.G.2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The portfolio may also borrow money from the other mutual funds managed by Janus or other persons to the extent permitted by applicable law.

        A.G.3. May not issue senior securities, except as permitted under the Investment Company Act of 1940.

        A.G.4. May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

        A.G.5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

        A.G.6. May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

        A.G.7. May not purchase the securities of any issuer if, as a result, more that 25% of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

        A.G.8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


AGGRESSIVE GROWTH PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        A.G.9. Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

        A.G.10. Purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contacts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

        A.G.11. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940.

        A.G.12. Purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.

        A.G.13. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the portfolio may invest in the securities of issuers that engage in these activities.

        A.G.14. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the portfolio's net assets.

                In addition, (i) the aggregate value of securities underlying call options on securities written by the portfolio or obligations underlying put options on securities written by the portfolio determined as of the date the options are written will not exceed 50% of the portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the portfolio and which are being held will not exceed 20% of the portfolio's net assets; and (iii) the portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested.

        A.G.15. Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of the borrowing or investment.

        A.G.16. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

        A.G.17. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy:

F.I.1 The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio's total assets, any such borrowings will be repaid before additional investments are made.

F.I.2. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio's total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4. The portfolios will not lend any of their assets, except a portfolio's securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

F.I.5. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7. The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

F.I.8. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy:

F.I.9. The portfolios will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, a portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

F.I.10. The portfolios will not sell securities short unless during the time the short position is open, a portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of a portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

F.I.11. Each of the portfolios will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.


HEDGING TRANSACTIONS

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restriction 7, is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help the Fund to gain exposure or to protect itself from changes in market values. For example, the Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market.

The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.


COVERED CALL OPTIONS AND PUT OPTIONS

In writing (i.e., selling) "covered" call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights.

In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

FUTURES CONTRACTS

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association
(GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time the Fund enters into a contract, it sets aside a small portion of the contract value in an account with the Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value (variable margin). The Fund, its futures commission merchant and the Fund's custodian retain control of the initial margin until the contract is liquidated.


OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES

Instead of entering into a financial futures contract, the Fund may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. The Fund also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will primarily be used for hedging purposes and will, therefore, be incidental to the Fund's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, generally will be set aside to collateralize the options or futures contracts.


FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in or exposed to such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors with Options" and "Risk Factors with Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

HYBRID INSTRUMENTS

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors and collars.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million LIBOR swap would require one party to pay to the other party the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SHORT SALES

Until a borrowed security borrowed in connection with a short sale (as described in the prospectus) is replaced, a portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Hedging Transactions" and "Covered Call Options and Put Options." In addition to the short sales discussed above, a portfolio also may make short sales "against the box," a transaction in which a portfolio enters into a short sale of a security which the portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the portfolio delivers the security to close the short position. A portfolio receives the net proceeds from the short sale. No portfolio will, at any time, have more than 5% of the value of its net assets in deposits on short sales against the box.


BORROWING MONEY

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. There are no fees or other expenses, other than normal transaction costs. However, the portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets. The Money Market portfolio does not engage in these transactions.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see "Convertible Securities," above). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

The Fund's Board of Directors is responsible for the management of all the Fund's portfolios. The Board of Directors can amend the Fund's By-laws, elect its officers, declare and pay dividends, and exercise all the Fund's powers except those reserved to the shareholders.

The directors and officers of the Fund, together with information as to their principal occupations during the past five years are listed below:

                                   Director or        Position with                Principal Occupation
Name and address          Age      Officer Since      the Fund                     during past five years
----------------          ---      -------------      -------------                ----------------------


James E. Bushman           57       March 2000        Director,                    Director, President & CEO, Cast-Fab
3040 Forrer Street                                    Member of Audit              Technologies, Inc.; Director, The Midland
Cincinnati, Ohio                                      and Independent              Company, Hilltop Basic Resources, Inc.,
                                                      Directors Committees         Littleford Group, Inc., Portman Equipment
                                                                                   Co., Rotex, Inc., Steinhauser Printing Co.,
                                                                                   Ante Investments, Inc., Carlisle Construction
                                                                                   Co. Inc., EGC Construction Co. Inc., Factory
                                                                                   Power Co. and Security Systems Equipment Corp.

Joseph A. Campanella       59       May 2002          Director, Member of          Retired. Until 2001 was Executive Vice President,
7473 Pinehurst Drive                                  Audit and Independent        Community Banking Div., Firstar Bank, N.A.;
Cincinnati, Ohio                                      Directors Committees         Director of Ohio Savings Bank; Trustee of
                                                                                   University of Cincinnati College of Nursing.

Ross Love                  56       March 1977        Director,                    Director, President & CEO, Blue Chip Enterprises
615 Windings Way                                      Member of Audit              Ltd.; Trustee, Health Alliance of Greater
Cincinnati, Ohio                                      and Independent              Cincinnati; Director, Partnership for a
                                                      Directors Committees         Drug Free America (Chairman of African-American
                                                                                   Task Force); Advisory Board, Syracuse
                                                                                   University School of Management; Director,
                                                                                   Association of National Advertisers.

John J. Palmer*            63       July 1997         President and                Director and Executive Vice President, Strategic
One Financial Way                                     Director                     Initiatives, ONLI; Director of the Adviser;
Cincinnati, Ohio                                                                   Director and CEO of NSLAC.

George M. Vredeveld        59       March 1996        Director, Member             Professor of Economics, University of
University of Cincinnati                              of Audit and                 of Cincinnati; Director of Center for
P.O. Box 210223                                       Independent                  Economic Education; Private Consultant;
Cincinnati, Ohio                                      Directors Committees         Director of Benchmark Savings Bank

Ronald L. Benedict         60       March 1975        Secretary                    Corporate Vice President, Counsel and
One Financial Way                                                                  Secretary, ONLI; Secretary of
Cincinnati, Ohio                                                                   the Adviser; Director of the Fund until
                                                                                   2002.

Thomas A. Barefield       49      February 1998          Vice President              Senior Vice President, Institutional Sales,
One Financial Way                                                                     ONLI; Prior to November 1997 was Senior
Cincinnati, Ohio                                                                      Vice President of Life Insurance Company
                                                                                      of Virginia

Michael A. Boedeker       59      March 1992              Vice President              Senior Vice President & Chief Investment
One Financial Way                                                                     Officer, ONLI; Vice President and Director of
Cincinnati, Ohio                                                                      the Adviser

Christopher A. Carlson    43      March 2000              Vice President              Senior Vice President & Chief Investment
One Financial Way                                                                     Officer, ONLI; President and Director of the
Cincinnati, Ohio                                                                      Adviser

Dennis R. Taney           54      December 1993           Treasurer                   Assistant Vice President, Mutual Fund
One Financial Way                                                                     Operations, ONLI; Treasurer of the
Cincinnati, Ohio                                                                      Adviser

*Indicates Directors who are "Interested Persons" as defined by the Investment
 Company Act of 1940, as amended.

All directors and officers of the Fund hold similar positions with ONE Fund, Inc. ("ONE Fund") and Dow Target Variable Fund LLC ("Dow Target"), other investment companies sponsored by ONLI and managed by the Adviser. The "Fund Complex" consists of the Fund, ONE Fund and Dow Target. The Board oversees the entire Fund Complex which now consists of 52 portfolios. None of the directors owns shares of the Fund. All Fund shares are owned by separate accounts of ONLI, ONLAC and NSLAC.

COMMITTEES OF THE BOARD

The Board has no special nominating or compensation committees. These functions are the responsibility of the Board's Independent Directors Committee. The Independent Directors Committee meets periodically with their own independent legal counsel to review matters of Fund governance. They also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee met three times in 2001. All three of its members were present at all three meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

     The Independent Directors also constitute the Board's Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund's independent auditors. The Board has not adopted a written charter for the Audit Committee. The Audit Committee meets at least twice a year with the independent auditors, KPMG LLP, to review the results of the auditing engagement and to discuss the independent auditors' audit plan for the next ensuing year-end audit of the Fund's financial reports. The Audit Committee met twice in 2001. Messrs. Bushman and Love were present for both of those meetings. Dr. Vredeveld was unable to attend one of the meetings.

COMPENSATION OF DIRECTORS

Directors who are not affiliated with the Adviser, ONLI, ONLAC or a sub-adviser were compensated as follows in 2001:

Compensation                               Aggregate Compensation                           Total
Director                                      From the Fund                           From Fund Complex*
--------                                      -------------                           ------------------
James E. Bushman                                 $ 11,600                                    $20,050
Joseph A. Campanella                                None                                       None
Ross Love                                          11,600                                     20,050
George M. Vredeveld                                11,200                                     19,200

Directors and officers of the Fund who are affiliated with the Adviser, ONLI, ONLAC or NSLAC receive no compensation from the Fund Complex. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.


SHAREHOLDERS' MEETINGS

The Fund's by-laws do not require that shareholders meetings need be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser succeeded O.N. Investment Management Company ("ONIMCO") as the Fund's investment adviser on May 1, 1996. Prior to that date, ONIMCO had been the investment adviser from the Fund's inception. The Adviser uses ONLI's investment personnel and administrative systems.

The Adviser regularly furnishes to the Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the Equity, International, Capital Appreciation, Discovery, International Small Company, Aggressive Growth, Small Cap Growth, Growth & Income, Capital Growth, High Income Bond, Equity Income, Blue Chip, Bristol and Bryton Growth Portfolios, and the equity component of the Omni portfolio, by delegating that implementation to Legg Mason, Federated Global, Jennison, Founders, Janus, UBS Global AM, RSIM, Federated Investment, or Suffolk, as the case may be.

The Adviser's services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services (other than those provided by the custodian agreements with U.S. Bank and State Street Bank and Trust Company and an agency agreement with U.S. Bancorp Fund Services), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders' meetings.


As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

(a) for each of the Bond, Social Awareness, and Omni portfolios, 0.60% of the first $100 million of each portfolio's average daily net assets, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

(b) for the Money Market portfolio, 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion;

(c) for the International, Capital Growth and Blue Chip portfolios, 0.90% of each portfolio's average daily net assets;

(d) for the Capital Appreciation, Discovery and Aggressive Growth portfolios, 0.80% of each portfolio's average daily net assets,


(e) for the Small Cap Growth portfolio, 0.95% of the first $150 million of average daily net assets, and 0.80% of average daily net assets over $150 million;


(f) for the Growth & Income portfolio, 0.85% of the first $200 million of average daily net assets, and 0.80% of average daily net assets over $200 million,

(g) for the S&P 500 Index portfolio, 0.40% of the first $100 million of average daily net assets, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

(h) for the High Income Bond, Equity Income and Nasdaq-100 Index portfolios, 0.75% of each portfolio's average daily net assets;

(i) for the International Small Company portfolio, 1.00% of the portfolio's average daily net assets;

(j) for the Equity portfolio, 0.80% of the first $500 million of average daily net assets, and 0.75% of average daily net assets over $500 million;

(k) for the Bristol portfolio, 0.80% of the first $100 million of average daily net assets, 0.75% of the next $400 million, and 0.70% of average daily net assets over $500 million, and

(l) for the Bryton Growth portfolio, 0.85% of the first $100 million of average daily net assets, 0.80% of the next $400 million, and 0.75% of average daily net assets over $500 million.

However, as to the Money Market portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%; as to the International portfolio, the Adviser is presently waiving any of its fee in excess of 0.85%; and as to the Nasdaq-100 Index portfolio, the Adviser is presently waiving any of its fees in excess of 0.40%.

The Fund also incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.


Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Equity, International, Capital Appreciation, Discovery, International Small Company, Aggressive Growth, Small Cap Growth, Growth & Income, Capital Growth, High Income Bond, Equity Income, Blue Chip, Bristol and Bryton Growth portfolios, and the equity component of the Omni portfolio, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-Advisory Agreements with Legg Mason, Federated Global, Jennison, Founders, Janus, UBS Global AM, RSIM, Federated Investment and Suffolk, as the case may be, to manage the investment and reinvestment of those portfolios' assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:


(a) Federated Global fees at the annual rate of

        (i) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International portfolio, and

        (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

(b) Jennison a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of the average daily net asset value in excess of $1 billion of the Capital Appreciation portfolio;

(c) Founders a fee at an annual rate of 0.55% of the first $150 million, 0.50% of the next $150 million, and 0.40% of the average daily net asset value in excess of $300 million of the Discovery portfolio;

(d) Janus a fee at the annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net asset value in excess of $500 million of the Aggressive Growth portfolio;


(e) UBS Global AM a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Small Cap Growth portfolio;


(f) RSIM fees at an annual rate of

        (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income portfolio, and

        (ii) 0.64% of the first $100 million, 0.60% of the next $100 million and 0.55% of average daily net assets in excess of $200 million of the Capital Growth portfolio;

(g) Suffolk fees at an annual rate of

        (i) 0.45% of the first $100 million, 0.40% of the next $400 million, and 0.35% of average daily net assets in excess of $500 million of the Bristol portfolio,

        (ii) 0.50% of the first $100 million, 0.45% of the next $400 million, an 0.40% of average daily net assets in excess of $500 million of the Bryton Growth portfolio, and

        (iii) 0.30% of the first $100 million, 0.25% of the next %150 million, 0.225% of the next $250 million, 0.20% of the next $500 million, 0.15% of the next $1 billion, and 0.125% of average daily net assets in excess of $2 billion of the Omni portfolio;

(h) Federated Investment fees at an annual rate of

        (i) 0.50% of the first $30 million, 0.40% of the next $20 million,0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio, and

        (ii) 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of each of the Equity Income and Blue Chip portfolios;

(i) Legg Mason a fee at an annual rate of 0.45% of the first $500 million and 0.40% of average daily net assets in excess of $500 million of the Equity portfolio.

The following investment advisory fees from each of the Fund's portfolios were paid to the Adviser for each of the indicated years, ending December 31*:


                                     2001            2000            1999
                                     ----            ----            ----
      Equity                       $2,764,653     $2,685,082      $1,848,965
      Money Market**                  277,385        200,912         130,264
      Bond                            252,168        153,509         160,182
      Omni                            643,249        923,432       1,070,139
      International**                 828,858      1,419,725       1,010,896
      Capital Appreciation            723,968        494,220         574,228
      Discovery                     1,008,138      1,483,802         826,722
      International Small Company     231,072        384,635         239,451
      Aggressive Growth               147,379        208,920         186,707
      Small Cap Growth                214,860        395,068         180,739
      Growth & Income                 912,586      1,037,491         607,062
      S&P 500 Index                   721,747        808,566         618,602
      Social Awareness                 14,987         21,462          24,814
      Capital Growth                  327,116        356,203          64,947
      High Income Bond                118,384        102,652          86,401
      Equity Income                    71,760         51,897          22,667
      Blue Chip                        82,900         53,570          33,744
      Nasdaq-100 Index**               35,091         31,286             N/A
      Bristol                             N/A            N/A             N/A
      Bryton Growth                       N/A            N/A             N/A
                                   ----------     -----------   ------------
          Total                    $9,376,301     $10,812,432     $7,686,530


   * The Nasdaq-100 Index portfolio commenced operations on May 1, 2000. The Bristol and Bryton Growth portfolios commenced operations on May 1, 2002.

  ** For the Money Market portfolio, an additional $47,168, $33,485 and $26,125 was earned but waived in 2001, 2000 and 1999, respectively, as described above. For the International portfolio, an additional $48,756, $85,963 and $59,465 was earned but waived in 2001, 2000 and 1999 as described above. For the Nasdaq-100 Index portfolio, an additional $24,378 was earned but waived in 2001 as described above.

The Investment Advisory Agreement also provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed l%, on an annualized basis, of such portfolio's average daily net asset value, the Adviser will pay such expenses. No such amounts were paid to any portfolio during the three years ended December 31, 2001.

Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Board of Directors and the shareholders of the respective portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

                                                                                        Board of
                                                                                        Directors          Shareholders
                                                                                        ---------          ------------

Equity (Investment Advisory and Service)                                                01-24-1996          03-28-1996
Equity (Sub-Advisory)                                                                   05-20-1999          07-22-1999
Money Market                                                                            01-24-1996          03-28-1996
Bond                                                                                    01-24-1996          03-28-1996
Omni (Investment Advisory and Service)                                                  01-24-1996          03-28-1996
Omni (Sub-Advisory)                                                                     03-20-2002          04-30-2002
International (Investment Advisory and Service)                                         01-24-1996          03-28-1996
International (Sub-Advisory)                                                            12-09-1998          04-05-1999
Capital Appreciation (Investment Advisory and Service)                                  01-24-1996          03-28-1996
Capital Appreciation (Sub-Advisory)                                                     11-02-1999          04-03-2000
Discovery (Investment Advisory and Service)                                             01-24-1996          03-28-1996
Discovery (Sub-Advisory)                                                                11-19-1997          02-17-1998
International Small Company (Investment Advisory and Service)                           01-24-1996          03-28-1996
International Small Company (Sub-Advisory)                                              12-09-1998          04-05-1999
Aggressive Growth (Investment Advisory and Service)                                     01-24-1996          03-28-1996
Aggressive Growth (Sub-Advisory)                                                        11-07-2001          03-27-2002
Small Cap Growth (Investment Advisory and Service)                                      08-22-1996          01-02-1997
Small Cap Growth (Sub-Advisory)                                                         08-28-2002             N/A
Growth & Income (Investment Advisory and Service)                                       08-22-1996          01-02-1997
Growth & Income (Sub-Advisory)                                                          02-24-1999          04-05-1999
S&P 500 Index                                                                           08-22-1996          01-02-1997
Social Awareness                                                                        08-22-1996          01-02-1997
Capital Growth (Investment Advisory and Service)                                        02-11-1998          04-30-1998
Capital Growth (Sub-Advisory)                                                           02-24-1999          04-05-1999
High Income Bond                                                                        02-11-1998          04-30-1998
Equity Income                                                                           02-11-1998          04-30-1998
Blue Chip                                                                               02-1119-98          04-30-1998
Nasdaq-100 Index                                                                        03-08-2000          05-01-2000
Bristol                                                                                 03-20-2002          04-30-2002
Bryton Growth                                                                           03-20-2002          04-30-2002


These agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by the Fund's Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. The Agreements will automatically terminate in the event of their assignment.


The Securities and Exchange Commission has issued an order permitting the Adviser, subject to the Fund Board's approval and oversight, to enter into, materially amend and terminate subadvisory agreements (other than with affiliated subadvisors). The shareholders of each portfolio have approved this arrangement for subadvisory agreements entered into after April 30, 2002.


CODES OF ETHICS

The Fund and the Adviser have adopted codes of ethics. These codes restrict employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities that may be purchased or held by the Fund.


                              BROKERAGE ALLOCATION

The Adviser buys and sells the portfolio securities for the Money Market, Bond, S&P 500 Index, Social Awareness and Nasdaq 100 Index portfolios, and the fixed-income component of the Omni portfolio, and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board of Directors' approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

The Board of Directors has authorized the Adviser and sub-advisers, in their discretion and consistent with best execution and the best interests of the applicable portfolio, to effect securities transactions through Lynch, Jones & Ryan, Inc. (a subsidiary of Instinet Corp.) for the purpose of recapturing a portion of the normal negotiated brokerage commissions, or fixed income spreads, as an alternative to receiving research or other soft dollar credits. The amounts of any recaptured commissions or spreads are negotiated. They have the effect of reducing the applicable portfolio's operating expenses.

For each of the indicated years, ending on December 3l, the following brokerage commission amounts were paid by each portfolio:


                                       2001         2000         1999
                                       ----         ----         ----

Equity                              $  331,955    $209,185   $  817,693
Money Market                              None        None         None
Bond                                      None        None         None
Omni                                   321,697     298,775      224,752
International                          760,894   1,653,000    2,225,000
Capital Appreciation                   438,634     638,186       50,971
Discovery                              139,125     175,942      113,023
International Small Company            272,573     539,000      560,000
Aggressive Growth                       34,833      43,694      195,628
Small Cap Growth                        39,341      39,183       50,123
Growth & Income                      1,080,342     172,737      581,431
S&P 500 Index                           25,316      32,675       81,560
Social Awareness                         9,561       5,118       41,407
Capital Growth                          65,250      32,980        9,804
High Income Bond                          None        None          114
Equity Income                           15,368       8,009        3,954

Blue Chip                      10,241           7,389            3,649
Nasdaq-100 Index                9,480           2,411              N/A
Bristol                           N/A             N/A              N/A
Bryton Growth                     N/A             N/A              N/A
                           ----------       ----------       ----------
Total                      $3,554,610       $3,858,284       $4,959,109

In 2001, substantially all of such commissions were paid to brokers who furnished statistical data and research information to the Adviser or a sub-adviser.


                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. (The net asset value for the Money Market portfolio is normally $l0 per share.) Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund's shares is determined on each day on which an order for purchase or redemption of the Fund's shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m. Eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m. Eastern time.

The Board of Directors is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: FT Interactive Data, Reuters, Bloomberg, J.J. Kenney and any brokers making a market in a particular security.

Short-term debt securities in all portfolios other than the Money Market and Omni portfolios, with remaining maturities of 60 days or less, are valued at amortized cost. The Fund has obtained an exemptive order from the Commission permitting it to value all short-term debt securities in the Omni portfolio at amortized cost. The Fund relies on Rule 2a-7 under the Investment Company Act of 1940 to value the assets of the Money Market portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $l0 per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Omni and Money Market portfolios are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the Omni portfolio and of those portfolios other than the Money Market portfolio, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Directors.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its Omni portfolio, to maintain a dollar-weighted average maturity of not more than l20 days and to not purchase any such debt security having a maturity of more than one year. In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market portfolio, the Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Omni and Money Market portfolios are required to limit their short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

The Fund's Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to Money Market portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such portfolio, to stabilize the portfolio's net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $l0 per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the portfolio's $l0 amortized cost price. If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $l0. ONLI and ONLAC, the sole shareholders of the Money Market portfolio, have agreed to this procedure and contract owners who allocate purchase payments to the Money Market portfolio will be bound by such agreement.


                                   TAX STATUS

At December 3l, 2001 the Fund and each portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate entity for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each portfolio also intends to comply with the diversification requirements or regulations under
Section 817(h) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLI, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

                              INDEPENDENT AUDITORS

For the fiscal year ended December 31, 2001, KPMG LLP, certified public accountants with offices at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215, served as independent auditors for the Fund. KPMG LLP performs an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Directors.

                              FINANCIAL STATEMENTS

The Fund's Annual Report to shareholders for the fiscal year ended December 31, 2001 has been filed with the Commission. The financial statements in the Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in the Annual Report have been audited by the Fund's independent auditors, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated by reference. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing.

                                  LEGAL COUNSEL

Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Ronald L. Benedict, Esq., Secretary of the Fund and Corporate Vice President, Counsel and Secretary of ONLI, has passed on all other legal matters relating to the legality of the shares described in the prospectus and this Statement of Additional Information.



                                THE S&P 500 INDEX


The S&P 500 is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the S&P 500 in proportions to its relative market capitalization. Most of the stocks in the S&P 500 are issued by companies that are among the 500 largest in the United States in terms of aggregate market value. However, for diversification purposes, some stocks of smaller companies are included in the S&P 500.

"Standard & Poor's (R)," "S&P (R)," "S&P 500 (R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index portfolio. S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolio or the timing of the issuance or sale of the portfolio or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              THE NASDAQ-100 INDEX

The Nasdaq-100 Index portfolio is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates). The Nasdaq Stock Market, Inc. and its affiliates are referred to herein as "Nasdaq." Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq-100 Index portfolio. Nasdaq makes no representation or warranty, express or implied to investors in the portfolio or any member of the public regarding the advisability of investing in securities generally or the portfolio particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. Nasdaq's only relationship to the Adviser (the licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of Nasdaq and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to the Adviser or the portfolio. Nasdaq has no obligation to take the needs of the Adviser or investors in the portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index(R). Nasdaq is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which the portfolio is to be converted into cash. Nasdaq has no liability in connection with the administration, marketing or trading of the portfolio.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, INVESTORS IN THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    APPENDIX

DEBT SECURITY RATINGS


The Commission has designated five nationally recognized statistical rating organizations: Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Corp. ("S&P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). The Adviser may use the ratings of all five such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other three rating organizations have given their top rating to a security. Only the ratings of Moody's, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:
----------------

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bonds:
-----

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORP. ("S & P")

Commercial Paper:
----------------

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S&P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:
-----

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

Debt rated `BB.' `B,' `CC,' and `C,' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-" rating.

CC The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C The rating `C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Commercial Paper
----------------

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Bonds
-----

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+.'

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD and D      Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Note: Fitch ratings (other than `AAA.' `DDD,' `DD,' or `D' categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -8.43%
Three year                                   0.81%
Five year                                    5.06%
Ten year                                     9.01%
Since inception (1/14/71)                    9.86%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

During the year ended December 31, 2001, the Ohio National Equity Portfolio declined (8.43)% versus the S&P 500 Index decline of (11.88)% for the same period. Five of the major sectors within the S&P 500 outperformed the overall market and six underperformed. Fortunately, the Ohio National Equity Portfolio is overweighted in three sectors, financials, consumer staples, and consumer cyclicals, which represent over 40% combined of the market value of the S&P 500. We are underweighted in both technology and health care, two areas which performed poorly during the year relative to the market.

We believe the long-term oriented, valuation driven strategy that is employed by the Fund coupled with current market conditions has and should continue to result in the opportunity for above average risk adjusted rates of return: 1) Financials. This sector, the largest in the market, looks under priced to us. It represents about 18% of the market's capitalization, but almost 30% of the market. A strongly upward sloping yield curve, low inflation, a Fed whom we believe is months, if not years away from tightening, solid reserves and an approaching peak in non-performing assets all support our view. In the last recession, in 1990, non-performers peaked at about 4% of assets; this year they should peak at less than 1% of assets. Return on equity at the bottom of this cycle for banks should be about 13%, the first time the industry has earned above the cost of capital at the bottom of the cycle in at least a generation.
2) Under-priced growth stocks. In a world of low nominal growth, true growth companies should command very high multiples. Inflation this year should be under 2% and may average as low as 0.5% to 1%. Companies such as United Healthcare, Waste Management, and Fannie Mae, which we believe can grow consistently at over 10% per year should be worth significant premiums to the market, yet all trade at discounts. Fannie Mae is one of only three companies in the S&P 500 to have grown at double-digit rates every year for 15 years (Home Depot and ADP are the others). 3) Undervalued Industries. The supermarket industry has consolidated to three major independents, all of whom are well managed, show solid results, and earn above the cost capital. They are worth more than today's price of 60% of the market's multiple. 4) Cyclicals. Some cyclicals trade below where we believe they should on normalized earnings either because the economy is depressed or because their business model is misunderstood. In this category are companies such as Lucent Technologies (which should be much improved under new CEO Pat Russo), Amazon.com, Nextel, and Eastman Kodak.

As always, we appreciate your support and welcome your comments.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
'91                                                                    $    10000                         $    10000
                                                                             9866                               9936
'92                                                                       10754.9                            10766.6
                                                                            11369                            11285.6
'93                                                                       12271.7                              11842
                                                                          11880.3                              11437
'94                                                                         12302                            11997.4
                                                                          14340.5                            14414.9
'95                                                                       15648.3                            16487.7
                                                                          17159.9                            18169.5
'96                                                                       18520.7                            20293.5
                                                                            20784                            24453.7
'97                                                                       21885.5                            27040.9
                                                                            23818                            31829.8
'98                                                                       23136.8                            34767.7
                                                                          25281.6                            39071.9
'99                                                                       27733.9                            42084.4
                                                                          26857.5                            41903.4
'00                                                                       25890.6                            38249.4
                                                                            27035                            35686.7
'01                                                                         23707                            33706.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Waste Management, Inc.                 6.8
 2.  United Health Group, Inc.              6.5
 3.  Albertson's, Inc.                      4.6
 4.  MGIC Investment                        4.5
 5.  Washington Mutual, Inc.                4.4
 6.  AOL Time Warner Inc.                   4.4
 7.  Banc One Corp.                         4.3
 8.  Citigroup, Inc.                        3.9
 9.  Nextel Communications, Inc.            3.7
10.  Int'l Business Machines                3.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Banking                                17.9
 2.  Medical & Related                      11.4
 3.  Telecommunications & Cellular           9.9
 4.  Computer & Related                      7.3
 5.  Food & Related                          7.2

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.4%)
   104,850   General Motors Corp. .............  $  5,095,710
                                                 ------------
             BANKING (17.9%)
   378,600   Banc One Corp. ...................    14,784,330
   262,033   Citigroup Inc. ...................    13,227,426
   251,600   Fleet Boston Financial Corp. .....     9,183,400
   247,899   J P Morgan Chase & Co. ...........     9,011,129
   465,700   Washington Mutual Inc. ...........    15,228,390
                                                 ------------
                                                   61,434,675
                                                 ------------
             COMPUTER & RELATED (7.3%)
   349,900   *Dell Computer Corp. .............     9,510,282
   492,300   *Gateway Inc. ....................     3,958,092
    95,200   International Business Machines...    11,515,392
                                                 ------------
                                                   24,983,766
                                                 ------------
             CONSUMER PRODUCTS (3.0%)
   350,200   Eastman Kodak Co. ................    10,306,386
                                                 ------------
             DIVERSIFIED (0.7%)
   258,800   Corning Corp. ....................     2,308,496
                                                 ------------
             ENTERTAINMENT & LEISURE (0.7%)
   116,232   *Metro-Goldwyn-Mayer Inc. ........     2,545,481
                                                 ------------
             FINANCIAL SERVICES (6.3%)
    95,200   Bear Stearns Co. Inc. ............     5,582,528
   131,200   Fannie Mae........................    10,430,400
   157,000   MBNA Corp. .......................     5,526,400
                                                 ------------
                                                   21,539,328
                                                 ------------
             FOOD & RELATED (7.2%)
   495,500   Albertson's Inc. .................    15,603,295
   437,300   *Kroger Co. ......................     9,126,451
                                                 ------------
                                                   24,729,746
                                                 ------------
             HOTEL/LODGING (3.6%)
   189,247   *MGM Grand Inc. ..................     5,463,561
   231,600   Starwood Hotels & Resorts WW......     6,913,260
                                                 ------------
                                                   12,376,821
                                                 ------------
             INSURANCE SERVICES (4.7%)
        10   *Berkshire Hathaway Inc. CL A.....       756,000
   248,800   MGIC Investment Corp. ............    15,355,936
                                                 ------------
                                                   16,111,936
                                                 ------------
             MEDICAL & RELATED (11.4%)
   281,500   *Health Net Inc. .................     6,131,070
   291,600   McKesson HBOC Inc. ...............    10,905,840
   314,660   UnitedHealth Group Inc. ..........    22,268,488
                                                 ------------
                                                   39,305,398
                                                 ------------
             MULTIMEDIA (4.4%)
   465,900   *AOL Time Warner Inc. ............    14,955,390
                                                 ------------
             RETAIL (4.5%)
   910,500   *Amazon.com Inc. .................     9,851,610

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (CONTINUED)
   275,000   *Toys 'R' Us Inc. ................  $  5,703,500
                                                 ------------
                                                   15,555,110
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (9.9%)
   230,800   Comverse Technology...............  $  5,162,996
   381,300   *Lucent Technologies..............     2,398,377
 1,164,340   *Nextel Communications Inc. ......    12,761,166
   610,800   Qwest Communications Intl.........     8,630,604
   346,800   *Tellabs Inc. ....................     5,188,128
                                                 ------------
                                                   34,141,271
                                                 ------------
             UTILITIES (2.9%)
   610,900   *AES Corp. .......................     9,988,215
                                                 ------------
             WASTE SERVICES (6.8%)
   728,875   Waste Management Inc. ............    23,258,401
                                                 ------------
             TOTAL U.S. COMMON STOCKS (92.7%)
              (COST $334,309,054)..............  $318,636,130
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (6.5%)
             ADVERTISING (3.3%)
 1,012,689   *WPP Group PLC....................  $ 11,201,334
             BANKING (3.2%)
 1,025,363   *Lloyds TSB Group PLC.............    11,132,598
                                                 ------------
             TOTAL UNITED KINGDOM..............    22,333,932
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (6.5%)
              (COST $20,963,531)...............  $ 22,333,932
                                                 ------------
             TOTAL COMMON STOCKS (99.2%) (COST
              $355,272,585)....................  $340,970,062
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (1.1%)
$3,679,356   Goldman Sachs 1.760% 01/02/02
              Repurchase price $3,679,716
              Collateralized by FNMA
              Certificates pool #535333 Market
              Value: $3,771,931 Face Value:
              $4,575,000 Due: 05/01/30
              Interest: 6.500%.................  $  3,679,356
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (1.1%)
              (COST $3,679,356)................  $  3,679,356
                                                 ------------
             TOTAL HOLDINGS (100.3%) (COST
              $358,951,941) (a)................  $344,649,418
                                                 ------------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.3%)..............    (1,097,751)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $343,551,667
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $2,536,012. See note 1.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $358,951,941)...........  $344,649,418
  Receivable for securities sold...........       793,073
  Receivable for fund shares sold..........       909,557
  Dividends & accrued interest
    receivable.............................       245,650
  Other....................................         1,554
                                             ------------
    Total assets...........................   346,599,252
                                             ------------
Liabilities:
  Payable for securities purchased.........     2,609,981
  Payable for fund shares redeemed.........       195,317
  Payable for investment management
    services (note 3)......................       229,067
  Other accrued expenses...................        13,220
                                             ------------
    Total liabilities......................     3,047,585
                                             ------------
Net assets at market value.................  $343,551,667
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 16,168,092
  Paid-in capital in excess of par value...   361,664,049
  Accumulated net realized loss on
    investments............................   (19,977,951)
  Net unrealized depreciation on
    investments............................   (14,302,523)
                                             ------------
Net assets at market value.................  $343,551,667
                                             ============
Shares outstanding (note 4)................    16,168,092
Net asset value per share..................  $      21.25
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    117,685
  Dividends (net of withholding tax of
    $56,837)................................     4,099,100
  Loss on foreign currency settlements......        (8,594)
  Other income..............................        13,513
                                              ------------
    Total investment income.................     4,221,704
                                              ------------
Expenses:
  Management fees (note 3)..................     2,764,653
  Custodian fees (note 3)...................        66,298
  Directors' fees (note 3)..................         9,099
  Professional fees.........................        10,026
  Accounting and transfer agent fees (note
    3)......................................       253,243
  Printing fees.............................        43,548
  Filing fees...............................        16,002
  Conversion expense (note 3)...............        60,602
  Other.....................................         1,779
                                              ------------
    Total expenses..........................     3,225,250
                                              ------------
    Net investment income...................       996,454
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (19,376,845)
  Change in unrealized appreciation
    (depreciation) on investments...........   (13,015,561)
                                              ------------
    Net loss on investments.................   (32,392,406)
                                              ------------
    Net decrease in net assets from
      operations............................  $(31,395,952)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $    996,454     $  1,016,811
  Realized gain (loss) on investments.......................   (19,376,845)      15,163,634
  Unrealized appreciation (depreciation) on investments.....   (13,015,561)     (39,043,988)
                                                              ------------     ------------
      Net decrease in assets from operations................   (31,395,952)     (22,863,543)
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............      (982,942)      (1,013,923)
    Capital gains distributions.............................             0      (16,271,442)
    Distributions in excess of capital gains................             0         (614,618)
    Return of capital.......................................       (13,095)      (2,227,428)
                                                              ------------     ------------
      Total dividends and distributions.....................      (996,037)     (20,127,411)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    60,552,524       66,077,053
  Received from dividends reinvested........................       996,037       20,127,411
  Paid for shares redeemed .................................   (26,737,057)     (31,695,625)
                                                              ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................    34,811,504       54,508,839
                                                              ------------     ------------
         Increase in net assets.............................     2,419,515       11,517,885
Net Assets:
  Beginning of period.......................................   341,132,152      329,614,267
                                                              ------------     ------------
  End of period (a) ........................................  $343,551,667     $341,132,152
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $23.28     $26.48     $36.31     $35.44     $32.30
Income (loss) from investment operations:
  Net investment income.....................................    0.06       0.08       0.12       0.45       0.51
  Net realized & unrealized gain (loss) on investments......   (2.03)     (1.82)      6.85       1.56       5.24
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (1.97)     (1.74)      6.97       2.01       5.75
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.06)     (0.08)     (0.11)     (0.45)     (0.63)
    Distributions from net realized capital gains...........    0.00      (1.18)    (16.68)     (0.69)     (1.98)
    Distributions in excess of capital gains................    0.00      (0.04)      0.00       0.00       0.00
    Return of capital.......................................    0.00      (0.16)     (0.01)      0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.06)     (1.46)    (16.80)     (1.14)     (2.61)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $21.25     $23.28     $26.48     $36.31     $35.44
                                                              ======     ======     ======     ======     ======
Total return................................................   (8.43)%    (6.64)%    19.87%      5.72%     18.17%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.93%      0.91%      0.76%      0.64%      0.67%
  Ratio of net investment income to average net assets......    0.29%      0.30%      0.31%      1.25%      1.43%
Portfolio turnover rate.....................................      20%        36%       124%        25%        19%
Net assets at end of period (millions)......................  $343.6     $341.1     $329.6     $296.9     $288.1

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE                                            AMORTIZED
  AMOUNT              MEDIUM-TERM NOTES              COST
-------------------------------------------------------------
             FINANCE (6.6%)
$3,000,000   Alaska Housing Financial Corp
              2.120% 12/01/32 (b)...............  $ 3,000,000
 2,000,000   Associates Corp NA 7.500%
              04/15/02..........................    2,028,890
 1,000,000   *Goldman Sachs Group LP Float
              2.556% 01/17/02...................    1,000,236
 1,000,000   *Goldman Sachs Group LP Float
              2.970% 01/14/02...................    1,000,335
 3,000,000   Merrill Lynch & CO. MTN Ser B
              7.520% 05/03/02...................    3,053,355
 1,175,000   Merrill Lynch & CO. MTN 2.100%
              03/25/02..........................    1,175,923
                                                  -----------
             TOTAL MEDIUM-TERM NOTES (6.6%)
              (COST $11,258,739)................  $11,258,739
                                                  -----------

   FACE                                           AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             AEROSPACE (2.9%)
$5,000,000   General Dynamics 4(2) (144A)
              2.000% 01/14/02..................  $  4,996,389
                                                 ------------
             AUTOMOTIVE & RELATED (4.7%)
 5,000,000   American Honda Finance 1.800%
              01/10/02.........................     4,997,750
 1,000,000   Daimler Chrysler Holdings 2.550%
              01/08/02.........................       999,504
 1,000,000   Ford Motor Credit 2.840%
              01/04/02.........................       999,772
 1,000,000   General Motors Acceptance Corp.
              2.850% 01/07/02..................       999,525
                                                 ------------
                                                    7,996,551
                                                 ------------
             BUSINESS SERVICES (2.9%)
 5,000,000   Cintas Corp. No.2 4(2) (144A)
              2.020% 01/25/02..................     4,993,267
                                                 ------------
             CONSUMER PRODUCTS (2.9%)
 5,000,000   American Home Products 4(2) (144A)
              2.030% 01/23/02..................     4,993,797
                                                 ------------
             FINANCE (6.7%)
 7,000,000   American General Finance 1.840%
              01/22/02.........................     6,992,487
 3,437,000   General Electric Capital Corp.
              1.920% 01/10/02..................     3,435,496
 1,081,000   Household Finance 1.830%
              01/28/02.........................     1,079,516
                                                 ------------
                                                   11,507,499
                                                 ------------
             FOOD & RELATED (19.3%)
 6,000,000   Campbell Soup Company 1.930%
              01/04/02.........................     5,999,035
 6,000,000   Coca Cola 1.800% 01/07/02.........     5,998,200
 1,000,000   General Mills 4(2) (144A) 2.700%
              01/03/02.........................       999,850
 7,109,000   Kraft Foods 1.720% 01/16/02.......     7,103,905
 6,000,000   Nestle Capital 4(2) (144A) 1.740%
              01/09/02.........................     5,997,680
 7,000,000   Philip Morris 1.760% 01/11/02.....     6,996,578
                                                 ------------
                                                   33,095,248
                                                 ------------

   FACE                                           AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             INSURANCE (11.9%)
$7,109,000   Allstate Corp. 4(2) (144A) 1.750%
              01/17/02.........................  $  7,103,471
 6,000,000   New York Life 4(2) (144A) 1.750%
              03/01/02.........................     5,982,792
 6,328,000   Prudential Funding 1.930%
              01/03/02.........................     6,327,322
 1,000,000   Safeco Credit 4(2) (144A) 2.300%
              01/02/02.........................       999,936
                                                 ------------
                                                   20,413,521
                                                 ------------
             MEDIA & PUBLISHING (12.0%)
 6,525,000   Gannett Co. 4(2) (144A) 1.850%
              01/08/02.........................     6,522,653
 7,000,000   Tribune Company 4(2) (144A) 1.750%
              02/15/02.........................     6,984,688
 7,000,000   Washington Post 4(2) (144A) 1.770%
              01/24/02.........................     6,992,084
                                                 ------------
                                                   20,499,425
                                                 ------------
             MEDICAL & RELATED (6.4%)
 5,000,000   Abbott Labs 1.950% 01/02/02.......     4,999,729
 6,000,000   Amgen 4(2) (144A) 1.780%
              01/15/02.........................     5,995,847
                                                 ------------
                                                   10,995,576
                                                 ------------
             RETAIL (4.7%)
 1,000,000   Sears Roebuck Acceptance Corp
              2.600% 01/22/02..................       998,483
 7,000,000   Walgreen Company 1.750%
              01/15/02.........................     6,995,018
                                                 ------------
                                                    7,993,501
                                                 ------------
             TELECOMMUNICATIONS &CELLULAR (5.9%)
 5,000,000   Bell South Corp. 4(2) (144A)
              1.750% 01/18/02..................     4,995,868
 5,000,000   SBC Communications 4(2) (144A)
              2.000% 02/07/02..................     4,989,723
                                                 ------------
                                                    9,985,591
                                                 ------------
             UTILITIES (1.2%)
 2,000,000   Muncipal Elec. Authority of
              Georgia 1.870% 01/14/02..........     2,000,000
                                                 ------------
             TOTAL SHORT-TERM NOTES (81.5%)
              (COST $139,470,365)..............  $139,470,365
                                                 ------------
             TOTAL HOLDINGS (88.1%) (COST
              $150,729,104) (a)................  $150,729,104
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (11.9%)..............    20,408,505
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $171,137,609
                                                 ============

---------------

       (a) Represents cost for federal income tax and financial reporting purposes.
       (b) Bond is a 7 day "rolling" asset that is money market eligible under Rule 2a-7. Interest resets every 7 days and the bond is eligible to be repurchased by the broker any time, at par, with a 7 day settlement.
         * The rate reflected is the rate in effect at December 31, 2001. The maturity date reflected is the final maturity date.
4(2)(144A)  Security exempt from registration under Section 4(2) of the
            Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers, under Rule 144A. At the period end, the value of these securities amounted to $72,548,045 or 42.4% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at amortized
    cost
    (note 1)...............................  $150,729,104
  Cash.....................................           529
  Receivable for fund shares sold..........    20,367,194
  Accrued interest receivable..............        88,436
  Other....................................           432
                                             ------------
    Total assets...........................   171,185,695
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........         9,318
  Payable for investment management
    services (note 3)......................        32,860
  Other accrued expenses...................         5,908
                                             ------------
    Total liabilities......................        48,086
                                             ------------
Net assets.................................  $171,137,609
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 17,114,097
  Paid-in capital in excess of par value...   154,026,864
  Accumulated net realized loss on
    investments............................        (3,352)
                                             ------------
Net assets.................................  $171,137,609
                                             ============
Shares outstanding (note 4)................    17,114,097
Net asset value per share..................  $      10.00
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $4,228,743
                                               ----------
    Total investment income..................   4,228,743
                                               ----------
Expenses:
  Management fees (note 3)...................     324,553
  Custodian fees (note 3)....................      18,867
  Directors' fees (note 3)...................       2,000
  Professional fees..........................       9,203
  Accounting and transfer agent fees (note
    3).......................................      80,101
  Printing fees..............................      12,936
  Filing fees................................       2,982
  Conversion expense (note 3)................      14,139
  Other......................................         920
                                               ----------
    Total expenses...........................     465,701
                                               ----------
      Less fees waived by advisor (note 3)...     (47,168)
                                               ----------
    Net expenses.............................     418,533
                                               ----------
    Net investment income....................   3,810,210
                                               ----------
Realized loss on investments:
    Net realized loss on investments.........        (126)
                                               ----------
    Net increase in net assets from
      operations.............................  $3,810,084
                                               ----------

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED DECEMBER 31,
                                                              -------------------------------
                                                                  2001              2000
                                                              -------------     -------------
From operations:
  Net investment income.....................................  $   3,810,210     $   4,113,385
  Realized loss on investments..............................           (126)           (3,006)
                                                              -------------     -------------
      Net increase in assets from operations................      3,810,084         4,110,379
                                                              -------------     -------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............     (3,810,210)       (4,113,385)
                                                              -------------     -------------
From capital share transactions (note 4):
  Received from shares sold.................................    882,572,110       501,906,601
  Received from dividends reinvested........................      3,810,210         4,113,385
  Paid for shares redeemed..................................   (791,172,365)     (497,247,281)
                                                              -------------     -------------
      Increase in net assets derived from capital share
       transactions.........................................     95,209,955         8,772,705
                                                              -------------     -------------
         Increase in net assets.............................     95,209,829         8,769,699
Net Assets:
  Beginning of period.......................................     75,927,780        67,158,081
                                                              -------------     -------------
  End of period.............................................  $ 171,137,609     $  75,927,780
                                                              =============     =============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $10.00     $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income.....................................    0.36       0.62       0.49       0.52       0.52
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.36)     (0.62)     (0.49)     (0.52)     (0.52)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $10.00     $10.00     $10.00     $10.00     $10.00
                                                              ======     ======     ======     ======     ======
Total return................................................    3.78%      6.34%      5.02%      5.39%      5.37%
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................    0.38%      0.38%      0.36%      0.36%      0.38%
  Ratio of net investment income to average net assets......    3.43%      6.16%      4.90%      5.26%      5.11%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................    0.42%      0.43%      0.41%      0.41%      0.43%
Net assets at end of period (millions)......................  $171.1     $ 75.9     $ 67.2     $ 44.4     $ 29.1

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     8.41%
Three year                                   4.90%
Five year                                    5.83%
Ten year                                     6.48%
Since inception (11/2/82)                    7.91%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2001, the Ohio National Bond Portfolio gained 8.41% versus 8.28% returned by Lehman Brothers Government-Corporate Bond Index-Intermediate. Our portfolio contains a higher percentage of "BBB" rated securities than the index; however, both benefited from the outperformance of assets in this area over all other classes of investment-grade securities in 2001. We had particularly good performances from France Telecom and Tyson Foods, Inc. during the year. Deep cyclical credits negatively impacted Mississippi Chemical Corp., IMC Global Inc., and US Industries Inc. during the period but we believe this should turn around in 2002.

We expect that 2002 will be a year in which our category of bonds will perform well. A gradually improving economy, improved corporate profits, and better consumer psychology will likely be favorable to the portfolio.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                               Bond Portfolio (Commenced operations November 2, 1982)
'91                                                                                                       $    10000
                                                                                                               10343
'92                                                                                                          10753.6
                                                                                                               11586
'93                                                                                                          11903.4
                                                                                                             11370.1
'94                                                                                                          11446.3
                                                                                                             12810.7
'95                                                                                                          13610.1
                                                                                                             13415.5
'96                                                                                                          14114.4
                                                                                                             14597.1
'97                                                                                                          15424.8
                                                                                                             15858.2
'98                                                                                                          16229.3
                                                                                                             16177.4
'99                                                                                                            16323
                                                                                                             16763.7
'00                                                                                                            17280
                                                                                                               18049
'01                                                                                                            18733

                                                              Lehman Bros. Govt./Corp. Index - Intermediate
'91                                                                                              $    10000
                                                                                                      10301
'92                                                                                                   10404
                                                                                                    11050.1
'93                                                                                                 11318.6
                                                                                                    11022.1
'94                                                                                                 11099.2
                                                                                                    12164.8
'95                                                                                                   12801
                                                                                                    12774.1
'96                                                                                                 13319.5
                                                                                                    13696.5
'97                                                                                                 14367.6
                                                                                                    14860.4
'98                                                                                                 15572.2
                                                                                                    15481.9
'99                                                                                                 15632.1
                                                                                                    16133.9
'00                                                                                                 17211.6
                                                                                                    17800.3
'01                                                                                                 18636.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Lehman Brothers Govt/Corp Bond Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.
 TOP 10 LONG TERM BOND HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  U.S. Treasury Note 5.00%
     2/15/11                                2.7
 2.  Mirant America's General
     8.59% 10/01/21                         2.3
 3.  Poltach Corporation 9.425%
     12/01/09                               2.0
 4.  Franchise Financial Corp. of
     America 8.25% 10/30/03                 2.0
 5.  ERAC USA Finance 6.95%
     03/01/04                               2.0
 6.  France Telecom 7.75% 3/1/11            2.0
 7.  Tyson Foods, Inc. 8.25%
     10/01/11                               1.9
 8.  Anixter, Inc. 8.0% 9/15/03             1.9
 9.  Radian Group 7.75% 6/1/11              1.9
10.  Domtar Inc. 7.875% 10/15/11            1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Electrical Equipment                   10.4
 2.  Oil, Energy & Natural Gas               8.6
 3.  Financial Services                      8.6
 4.  Forestry & Paper Products               6.6
 5.  Telecommunications & Cellular           6.4

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (2.7%)
$1,500,000   US Treasury Note 5.000% 02/15/11...  $ 1,495,899
                                                  -----------
             AIR COURIER (0.6%)
   415,004   Federal Express Corp. 7.020%
              01/15/16..........................      347,775
                                                  -----------
             AUTOMOTIVE & RELATED (1.7%)
 1,000,000   Goodyear Tire & Rubber 7.857%
              08/15/11..........................      930,764
                                                  -----------
             BROADCAST RADIO & TV (0.4%)
   200,000   Comcast Cable Communications 8.375%
              05/01/07..........................      220,758
                                                  -----------
             BUILDING & CONSTRUCTION (3.3%)
 1,000,000   Pulte Homes Inc. (144A) 7.875%
              08/01/11..........................      992,736
 1,000,000   US Industries Inc. (144A) 7.125%
              10/15/03..........................      805,000
                                                  -----------
                                                    1,797,736
                                                  -----------
             BUSINESS SERVICES (2.4%)
   900,000   Cendant Corp. 7.750% 12/01/03......      915,521
   500,000   Comdicso Inc. 9.500% 08/15/03......      402,500
                                                  -----------
                                                    1,318,021
                                                  -----------
             CHEMICALS (2.2%)
   500,000   IMC Global Inc. 6.875% 07/15/07....      436,476
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17..........................      255,500
   500,000   Nova Chemicals 7.000% 08/15/26.....      499,759
                                                  -----------
                                                    1,191,735
                                                  -----------
             COMPUTER & RELATED (1.4%)
   750,000   Computer Sciences Corp. 7.375%
              06/15/11..........................      782,400
                                                  -----------
             ELECTRICAL EQUIPMENT (6.4%)
 1,000,000   Anixter Inc. 8.000% 09/15/03.......    1,047,372
   500,000   Apogent Technology 8.000%
              04/01/11..........................      526,485
   500,000   Arrow Electronics Inc. 8.700%
              10/01/05..........................      513,000
   500,000   Avista Corp. 9.750% 06/01/08.......      522,160
   500,000   Pioneer 8.500% 08/01/06............      501,040
   371,000   Tektronix Inc. 7.500% 08/01/03.....      388,488
                                                  -----------
                                                    3,498,545
                                                  -----------
             FINANCIAL SERVICES (8.6%)
 1,055,000   ERAC USA Finance (144A) 6.950%
              03/01/04..........................    1,082,937
 1,000,000   Franchise Finance Corp. of America
              8.250% 10/30/03...................    1,084,791
 1,000,000   GMAC Note 7.250% 03/02/11..........    1,005,765
 1,000,000   Radian Group 7.750% 06/01/11.......    1,046,268
   500,000   St. Paul Bancorp Inc. 7.125%
              02/15/04..........................      529,634
                                                  -----------
                                                    4,749,395
                                                  -----------
             FOOD & RELATED (2.8%)
   500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07..........................      471,250
 1,000,000   Tyson Foods Inc. (144A) 8.250%
              10/01/11..........................    1,060,805
                                                  -----------
                                                    1,532,055
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FOREIGN GOVERNMENT (0.9%)
$  200,000   British Columbia (United Kingdom)
              7.000% 01/15/03...................  $   206,251
   250,000   Province of Quebec (Canada) 8.625%
              01/19/05..........................      277,143
                                                  -----------
                                                      483,394
                                                  -----------
             FORESTRY & PAPER PRODUCTS (6.6%)
 1,000,000   Abitibi Consolidated Inc. 7.400%
              04/01/18..........................      910,478
   300,000   Boise Cascade Co. 9.850%
              06/15/02..........................      307,627
 1,000,000   Domtar Inc. 7.875% 10/15/11........    1,041,842
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      259,309
 1,000,000   Potlatch Corp. 9.425% 12/02/09.....    1,107,642
                                                  -----------
                                                    3,626,898
                                                  -----------
             HOTEL & LODGING (2.4%)
   700,000   ITT Corp. 6.750% 11/15/05..........      679,900
   700,000   Mirage Resorts Inc. 6.750%
              02/01/08..........................      664,015
                                                  -----------
                                                    1,343,915
                                                  -----------
             INSURANCE (1.2%)
   250,000   Continental Corp. 7.250%
              03/01/03..........................      252,889
   400,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      426,691
                                                  -----------
                                                      679,580
                                                  -----------
             MACHINERY (2.0%)
   550,000   Briggs & Stratton 8.875%
              03/15/11..........................      577,500
   500,000   Tenaska Georgia Partners LP 9.500%
              02/01/30..........................      503,655
                                                  -----------
                                                    1,081,155
                                                  -----------
             MEDICAL & RELATED (5.9%)
   250,000   Bergen Brunswig 7.375% 01/15/03....      253,750
   300,000   Cardinal Health Inc. 6.500%
              02/15/04..........................      316,314
 1,000,000   Healthsouth (144A) 8.375%
              10/01/11..........................    1,035,000
 1,000,000   Thermolase Corp. (144A) 4.375%
              08/05/04..........................      942,500
   700,000   Watson Pharmaceuticals 7.125%
              05/15/08..........................      673,738
                                                  -----------
                                                    3,221,302
                                                  -----------
             METALS & MINING (2.8%)
   500,000   Cyprus Minerals 6.625% 10/15/05....      479,746
 1,000,000   Santa Fe PFC Gold 8.375%
              07/01/05..........................    1,036,872
                                                  -----------
                                                    1,516,618
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.6%)
   200,000   Atlantic Richfield 8.550%
              03/01/12..........................      231,019
   500,000   Husky Oil Ltd. 8.900% 08/15/28.....      522,639
   125,000   Marathon Oil 7.000% 06/01/02.......      127,216
 1,000,000   Ocean Energy Inc. 7.250%
              10/01/11..........................    1,035,000
   400,000   PDV America Inc. 7.875% 08/01/03...      409,426
 1,000,000   Pennzoil -- Quaker State 8.650%
              12/01/02..........................    1,016,016
   400,000   R&B Falcon Corp. Series B 6.750%
              04/15/05..........................      412,368
 1,000,000   WCG Note Trust (144A) 8.250%
              03/15/04..........................      970,067
                                                  -----------
                                                    4,723,751
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             REAL ESTATE & LEASING (4.0%)
$1,000,000   Bay Apartment Communities 6.625%
              01/15/08..........................  $   992,939
   900,000   Colonial Properties 8.050%
              07/15/06..........................      951,197
   250,000   Sun Communities 7.625% 05/01/03....      260,242
                                                  -----------
                                                    2,204,378
                                                  -----------
             RESTAURANTS (0.9%)
   500,000   Wendy's International 6.350%
              12/15/05..........................      507,624
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (6.4%)
 1,000,000   Citizens Communications (144A)
              7.625% 08/15/08...................    1,023,947
 1,000,000   France Telecom (144A) 7.750%
              03/01/11..........................    1,073,194
 1,000,000   Sing Communications (144A) 6.375%
              12/01/11..........................    1,000,870
   200,000   Sprint Corp. 8.125% 07/15/02.......      205,361
   250,000   Tele-Communications, Inc. 8.250%
              01/15/03..........................      260,487
                                                  -----------
                                                    3,563,859
                                                  -----------
             TRANSPORTATION (4.4%)
   700,000   Delta Air Lines 7.700% 12/15/05....      639,078
 1,000,000   General American Trans. 10.125%
              03/15/02..........................    1,002,266
   350,000   Illinois Central Gulf Railroad
              6.750% 05/15/03...................      367,074
   463,755   Northwest Airlines 8.070%
              01/02/15..........................      399,119
                                                  -----------
                                                    2,407,537
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             UTILITIES (9.1%)
$  200,000   Cleveland Electric Illumination
              7.625% 08/01/02...................  $   204,869
   500,000   Great Lakes Power 8.300%
              03/01/05..........................      516,456
 1,000,000   Ipalco Enterprises (144A) 7.625%
              11/04/11..........................      950,384
   250,000   Kansas City Gas & Electric 8.290%
              03/29/16..........................      210,289
 1,500,000   Mirant Americas General (144A)
              8.500% 10/01/21...................    1,253,463
   700,000   Niagara Mohawk Power 8.750%
              04/01/22..........................      732,995
   200,000   Old Dominion Electric 8.760%
              12/01/22..........................      215,460
   700,000   Texas Utilities 7.480% 01/01/17....      718,860
   200,000   Toledo Edison Co. 7.875%
              08/01/04..........................      212,748
                                                  -----------
                                                    5,015,524
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (87.7%) (COST $48,561,318)........  $48,240,618
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (6.3%)
$1,058,000   American Express 1.990% 01/03/02...  $ 1,057,887
 2,415,000   General Electric Capital Corp.
              1.580% 01/04/02...................    2,414,682
                                                  -----------
                                                    3,472,569
                                                  -----------
             RETAIL (4.0%)
 2,219,000   Sears Roebuck Acceptance Corp.
              1.750% 01/02/02...................    2,218,889
                                                  -----------
             TOTAL SHORT-TERM NOTES (10.3%)
              (COST $5,691,458).................  $ 5,691,458
                                                  -----------
             TOTAL HOLDINGS (98.0%) (COST
              $54,252,776) (a)..................  $53,932,076
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (2.0%)................    1,084,467
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $55,016,543
                                                  ===========

---------------

   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $132,733.
        See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $12,190,903 or 22.2% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $54,252,776).............  $53,932,076
  Cash......................................        2,577
  Receivable for fund shares sold...........      207,086
  Accrued interest receivable...............    1,008,148
  Other.....................................           73
                                              -----------
    Total assets............................   55,149,960
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       85,164
  Payable for investment management services
    (note 3)................................       27,412
  Accrued Professional Fees.................        8,337
  Other accrued expenses....................       12,504
                                              -----------
    Total liabilities.......................      133,417
                                              -----------
Net assets at market value..................  $55,016,543
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 5,492,970
  Paid-in capital in excess of par value....   50,658,612
  Accumulated net realized loss on
    investments.............................     (947,072)
  Net unrealized depreciation on
    investments.............................     (320,700)
  Undistributed net investment income.......      132,733
                                              -----------
Net assets at market value..................  $55,016,543
                                              ===========
Shares outstanding (note 4).................    5,492,970
Net asset value per share...................  $     10.02
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $3,003,075
                                               ----------
    Total investment income..................   3,003,075
                                               ----------
Expenses:
  Management fees (note 3)...................     252,168
  Custodian fees (note 3)....................       7,256
  Directors' fees (note 3)...................         799
  Professional fees..........................       8,302
  Accounting and transfer agent fees (note
    3).......................................      35,062
  Printing fees..............................       5,076
  Filing fees................................       1,302
  Conversion expense (note 3)................       5,056
  Other......................................         417
                                               ----------
    Total expenses...........................     315,438
                                               ----------
    Net investment income....................   2,687,637
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments.........    (147,912)
  Change in unrealized appreciation
    (depreciation) on investments............     532,378
                                               ----------
    Net gain on investments..................     384,466
                                               ----------
    Net increase in net assets from
      operations.............................  $3,072,103
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2001            2000
                                                              -----------     -----------
From operations:
  Net investment income.....................................  $ 2,687,637     $ 1,740,303
  Realized loss on investments..............................     (147,912)       (493,362)
  Unrealized appreciation (depreciation) on investments.....      532,378         220,652
                                                              -----------     -----------
      Net increase in assets from operations................    3,072,103       1,467,593
                                                              -----------     -----------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............   (2,680,901)     (1,737,583)
    Return of capital.......................................      105,843               0
                                                              -----------     -----------
      Total dividends and distributions.....................   (2,786,744)     (1,737,583)
From capital share transactions (note 4):
  Received from shares sold.................................   31,661,621       5,973,273
  Received from dividends reinvested........................    2,786,744       1,737,583
  Paid for shares redeemed..................................   (7,588,369)     (5,553,346)
                                                              -----------     -----------
    Increase in net assets derived from capital share
     transactions...........................................   26,859,996       2,157,510
                                                              -----------     -----------
         Increase in net assets.............................   27,145,355       1,887,520
Net Assets:
  Beginning of period.......................................   27,871,188      25,983,668
                                                              -----------     -----------
  End of period (a).........................................  $55,016,543     $27,871,188
                                                              ===========     ===========
(a) Includes undistributed net investment income of.........  $   132,733     $    21,146
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2001      2000       1999       1998       1997
                                                              ------     -----     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 9.84     $9.94     $10.56     $10.68     $10.62
Income (loss) from investment operations:
  Net investment income.....................................    0.64(a)   0.67       0.68       0.67       0.71
  Net realized & unrealized gain (loss) on investments......    0.17(a)  (0.10)     (0.62)     (0.12)      0.23
                                                              ------     -----     ------     ------     ------
    Total income from investment operations.................    0.81      0.57       0.06       0.55       0.94
                                                              ------     -----     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.63)    (0.67)     (0.68)     (0.67)     (0.88)
                                                              ------     -----     ------     ------     ------
Net asset value, end of period..............................  $10.02     $9.84     $ 9.94     $10.56     $10.68
                                                              ======     =====     ======     ======     ======
Total return................................................    8.41%     5.86%      0.58%      5.22%      9.28%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.75%     0.77%      0.77%      0.72%      0.78%
  Ratio of net investment income to average net assets......    6.38%(a)  6.80%      6.57%      6.21%      6.67%
Portfolio turnover rate.....................................      12%        7%         8%        12%        10%
Net assets at end of period (millions)......................  $ 55.0     $27.9     $ 26.0     $ 28.4     $ 21.8
(a) Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the
    Financial Statements, these amounts would have been:
      Net investment income.................................  $ 0.64
      Net realized and unrealized gain (loss)...............  $ 0.17
      Net investment income ratio...........................    6.35%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -13.07%
Three year                                   -6.24%
Five year                                     0.36%
Ten year                                      5.82%
Since inception (9/10/84)                     8.20%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

2001 was another roller-coaster ride for equity and fixed income investors. U.S. corporate bonds significantly out performed the S&P 500 Index for the year and traded periods of gains and losses with the stock market. U.S. investment grade corporate bonds have now had double-digit gains over the last two years. During the third quarter of calendar year 2001, the unimaginable terrorist attacks on September 11th overwhelmed a very frail stock market that sold off dramatically before rebounding. Any company that thought they were getting closer to the end of an earning drought suddenly had no idea of what the future held. These events had a massive impact on the stock prices of all publicly traded companies. During the year ended December 31, 2001 the Ohio National Omni Portfolio declined (13.07)% versus the Russell 3000 Lehman Brothers Government/Corporate Intermediate Index (Combined) gain of 8.28% for the same period. Large growth companies that the portfolio primarily invests in were down an average 20.90% for this period for the reasons mentioned earlier. These returns actually mask the amount of volatility that the market experienced due to the unparalleled events that transpired during the period.

The portfolio had increased its cash and bond weightings before and during the turmoil of the markets to reduce volatility and protect capital. The incredibly strong snap back in the equity markets surprised management somewhat by its duration and magnitude. Most cash holdings were put back to work in companies that had been sold off. In addition, defensive names and fixed income positions were reduced to allow for participation in the upswing in the market. However, because of poor earnings visibility and the general malaise in the market, management was reluctant to fully commit to the notion that the economy was on track again.

On December 18, 2001, Ohio National announced the acquisition of Suffolk Capital Management (Suffolk). Suffolk was a subsidiary of Old Mutual Holdings, Inc. and had $2.8 billion in assets under management (as of September, 2001). Suffolk is an equity money manager that has outperformed the S&P 500 Index over the last ten years. It is management's intention to have Suffolk manage the equity portion of the portfolio after the transaction closes in early 2002. As a result, the portfolio was in the process of being realigned at the end of 2001 to resemble Suffolk's holdings. Suffolk has an extremely strong track record of superior performance and we are confident that this will be in the best interests of shareholders. We look forward to reporting more about this in the future and thank you for your support.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                                 60% RUSSELL 3000/
                                                OMNI PORTFOLIO (COMMENCED       40% LEHMAN BROTHERS
                                                OPERATIONS SEPTEMBER 10,      INTERMEDIATE GOVERNMENT/
                                                          1984)               CORPORATE BOND INDEX
                                                -------------------------   ------------------------
'91                                                  $  10000.00                 $  10000.00
                                                        10145.00                    10039.20
'92                                                     10860.20                    10807.90
                                                        11598.70                    11388.30
'93                                                     12256.40                    11916.90
                                                        11871.50                    11460.40
'94                                                     12190.90                    11863.90
                                                        13833.00                    13806.80
'95                                                     14965.90                    15444.10
                                                        16037.50                    16500.30
'96                                                     17291.60                    17968.30
                                                        19166.00                    20354.70
'97                                                     20429.00                    22339.50
                                                        22026.60                    24916.60
'98                                                     21354.80                    26617.70
                                                        22638.20                    28688.00
'99                                                     23779.10                    32966.50
                                                        24492.50                    33503.20
'00                                                     20248.00                    32211.60
                                                        18419.60                    31162.20
'01                                                     17601.70                    30360.40

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as determined by total market capitalization.

The Lehman Brothers Government/Corporate Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Citigroup, Inc.                        2.4
 2.  Williams Cos.                          2.3
 3.  Tyco International Ltd.                2.2
 4.  Microsoft Corp.                        2.1
 5.  General Electric                       2.1
 6.  Cendant Corporation                    2.1
 7.  El Paso Corporation                    2.1
 8.  JP Morgan Chase & Company              2.1
 9.  Amerisourcebergen Corp.                2.0
10.  Target Corp.                           2.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Financial Services                      8.4
 2.  Oil, Energy & Natural Gas               6.4
 3.  Computer & Related                      6.0
 4.  Drug/Biotechnology                      5.8
 5.  Banking                                 5.6

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (1.3%)
    12,400   Northrup Grumman Corp. ............  $ 1,250,044
                                                  -----------
             AUTOMOTIVE & RELATED (0.8%)
    50,000   Ford Motor Co. ....................      786,000
                                                  -----------
             BANKING (5.6%)
    31,000   Banc One Corp. ....................    1,210,550
    44,597   Citigroup Inc. ....................    2,251,257
    50,000   Fleet Boston Financial Corp. ......    1,825,000
                                                  -----------
                                                    5,286,807
                                                  -----------
             BROADCAST RADIO & TV (1.3%)
    25,000   *Cablevision Systems CL A..........    1,186,250
                                                  -----------
             BUILDING & CONSTRUCTION (0.7%)
    25,000   Masco Co. .........................      612,500
                                                  -----------
             BUSINESS SERVICES (2.1%)
   100,000   *Cendant Corp. ....................    1,961,000
                                                  -----------
             COMPUTER & RELATED (6.0%)
    18,000   Hewlett Packard Co. ...............      369,720
    30,000   *Microsoft Corp. ..................    1,987,500
    43,000   *NCR Corp. ........................    1,584,980
    65,000   *Oracle Systems....................      897,650
    50,000   Symbol Technologies................      794,000
                                                  -----------
                                                    5,633,850
                                                  -----------
             CONSUMER PRODUCTS (1.8%)
    10,000   Black & Decker.....................      377,300
    10,000   Johnson & Johnson Co. .............      591,000
     9,700   Procter & Gamble...................      767,561
                                                  -----------
                                                    1,735,861
                                                  -----------
             DRUGS/BIOTECHNOLOGY (5.8%)
    30,000   Amerisource Bergen Corp. ..........    1,906,500
    30,000   Ivax Corp. ........................      604,200
    20,000   Merck & Co. .......................    1,176,000
    45,000   Pfizer Inc. .......................    1,793,250
                                                  -----------
                                                    5,479,950
                                                  -----------
             ELECTRICAL EQUIPMENT (2.1%)
    49,000   General Electric Co. ..............    1,963,920
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (2.6%)
    42,500   *American Power Conversion.........      614,550
    40,000   *Fisher Scientific Intl............    1,168,000
    10,000   Intel Corp. .......................      314,500
    10,000   *International Rectifier Corp. ....      348,800
                                                  -----------
                                                    2,445,850
                                                  -----------
             FINANCIAL SERVICES (8.4%)
    20,000   American Express Co. ..............      713,800
    15,000   Franklin Resources Inc. ...........      529,050
    10,000   Goldman Sachs Group Inc. ..........      927,500
    53,500   JP Morgan Chase & Co. .............    1,944,725
    35,000   Mellon Financial Corp. ............    1,316,700
    60,000   Metris Companies Inc. .............    1,542,600
    35,000   Stilwell Financial Inc. ...........      952,700
                                                  -----------
                                                    7,927,075
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             FOOD & RELATED (3.4%)
    91,400   Archer Daniels Midland Co. ........  $ 1,311,590
    35,000   Kraft Foods Inc. ..................    1,191,050
    15,000   Philip Morris Co. Inc. ............      687,750
                                                  -----------
                                                    3,190,390
                                                  -----------
             INSURANCE SERVICES (1.2%)
    14,000   American International Group.......    1,111,600
                                                  -----------
             MACHINERY (0.6%)
    10,000   *Mettler Toledo Intl...............      518,500
                                                  -----------
             MANUFACTURING (2.0%)
    10,000   *SPX Corp. ........................    1,369,000
    12,000   Textron Inc. ......................      497,520
                                                  -----------
                                                    1,866,520
                                                  -----------
             MEDICAL & RELATED (5.4%)
    25,000   Becton Dickinson Co. ..............      828,750
    85,000   *Health Mgmt. Assoc. CL A..........    1,564,000
   120,000   *Humana Inc. ......................    1,414,800
    25,000   Medtronic Inc. ....................    1,280,250
                                                  -----------
                                                    5,087,800
                                                  -----------
             METALS & MINING (0.7%)
    20,000   Alcoa Inc. ........................      711,000
                                                  -----------
             MULTIMEDIA (3.9%)
    40,000   *AOL Time Warner...................    1,284,000
    30,000   *Gemstar TV Guide Intl. Inc. ......      831,000
    35,000   *Viacom Inc. CL B..................    1,545,250
                                                  -----------
                                                    3,660,250
                                                  -----------
             OIL, ENERGY & NATURAL GAS (6.4%)
    22,000   Apache Corp. ......................    1,097,360
    10,000   Chevron Texaco Corp. ..............      896,100
    18,000   EOG Resources Inc. ................      703,980
    10,600   Praxair............................      585,650
    20,000   USX Marathon.......................      600,000
    85,000   Williams Cos. Inc. ................    2,169,200
                                                  -----------
                                                    6,052,290
                                                  -----------
             RETAIL (4.3%)
    25,000   *Federated Dept. Stores............    1,022,500
    45,000   Target Corp. ......................    1,847,250
    20,000   Wal-Mart Stores Inc. ..............    1,151,000
                                                  -----------
                                                    4,020,750
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (4.7%)
    60,000   *AT&T Wireless Services............      862,200
    15,000   *Qualcom Inc. .....................      757,500
    97,000   Qwest Communications Intl..........    1,370,610
    30,000   Verizon Communications.............    1,423,800
                                                  -----------
                                                    4,414,110
                                                  -----------
             UTILITIES (2.6%)
    28,000   *Calpine Corp. ....................      470,120
    43,739   El Paso Corp. .....................    1,951,197
                                                  -----------
                                                    2,421,317
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             WASTE SERVICES (0.9%)
    27,000   Waste Management Inc. .............  $   861,570
                                                  -----------
             TOTAL U.S. COMMON STOCKS (74.6%)
              (COST $64,639,600)................  $70,185,204
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (2.2%)
             DIVERSIFIED MANUFACTURING (2.2%)
    35,000   Tyco Intl. Ltd. ...................  $ 2,061,500
                                                  -----------
             SINGAPORE (0.5%)
             ELECTRONICS/SEMICONDUCTORS (0.5%)
    20,000   Flextronics........................      479,800
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (2.7%)
              (COST $1,821,466).................  $ 2,541,300
                                                  -----------
             TOTAL COMMON STOCKS (77.3%) (COST
              $66,461,066)......................  $72,726,504
                                                  -----------

                                                     MARKET
  SHARES              DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
    13,000   S&P 500 Depository Receipt..........  $1,484,990
                                                   ----------
             TOTAL DEPOSITORY SHARES (1.6%) (COST
              $1,811,065)........................  $1,484,990
                                                   ----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             AEROSPACE (0.5%)
$  500,000   AAR Corp. 7.250% 10/15/03..........  $   509,352
                                                  -----------
             BUSINESS SERVICES (2.2%)
 2,000,000   Cendant Corp. 7.750% 12/01/03......    2,034,490
                                                  -----------
             CHEMICALS (1.0%)
 1,000,000   Geon Company 7.500% 12/15/15.......      962,645
                                                  -----------
             FINANCIAL SERVICES (1.1%)
 1,000,000   Equifax Inc. 6.500% 06/15/03.......    1,040,067
                                                  -----------
             FOOD & RELATED (2.2%)
 2,000,000   ARAMARK Services 8.150% 05/01/05...    2,069,320
                                                  -----------
             FORESTRY & PAPER PRODUCTS (1.0%)
   700,000   Boise Cascade Co. 9.850%
              06/15/02..........................      717,795
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      259,309
                                                  -----------
                                                      977,104
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             INSURANCE SERVICES (0.5%)
$  500,000   Continental Corp. 7.250%
              03/01/03..........................  $   505,777
                                                  -----------
             MEDICAL & RELATED (0.5%)
   500,000   Bergen Brunswig 7.375% 01/15/03....      507,500
                                                  -----------
             METALS & MINING (1.8%)
 2,000,000   Teck Corp. 3.750% 07/15/06.........  $ 1,660,000
                                                  -----------
             OIL, ENERGY & NATURAL GAS (1.5%)
   375,000   Marathon Oil 7.000% 06/01/02.......      381,648
 1,000,000   Nabors Industries 8.625%
              04/01/08..........................    1,070,187
                                                  -----------
                                                    1,451,835
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (2.5%)
 2,000,000   Cincinnati Bell Telephone 6.240%
              12/30/03..........................    1,990,968
   300,000   Sprint Corp. 8.125% 07/15/02.......      308,041
                                                  -----------
                                                    2,299,009
                                                  -----------
             UTILITIES (1.6%)
   400,000   Cleveland Electric Illumination
              7.625% 08/01/02...................      409,738
 1,000,000   Great Lakes Power 9.000%
              08/01/04..........................    1,054,389
                                                  -----------
                                                    1,464,127
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (16.4%) (COST $15,258,047)........  $15,481,226
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (6.3%)
$3,300,000   American Express Credit Corp.
              1.590% 01/02/02...................  $ 3,299,854
 2,649,000   General Electric Capital Corp.
              1.870% 01/03/02...................    2,648,766
                                                  -----------
                                                    5,948,620
                                                  -----------
             TOTAL SHORT-TERM NOTES (6.3%) (COST
              $5,948,620).......................  $ 5,948,620
                                                  -----------
             TOTAL HOLDINGS (101.6%) (COST
              $89,478,798) (a)..................  $95,641,340
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-1.6%)...............   (1,551,189)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $94,090,151
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $49,370.
     See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1)(Cost $89,478,798)..............  $95,641,340
  Cash......................................        1,342
  Receivable for securities sold............    5,455,268
  Receivable for fund shares sold...........        1,450
  Dividends & accrued interest receivable...      283,709
  Other.....................................          517
                                              -----------
    Total assets............................  101,383,626
                                              -----------
Liabilities:
  Payable for securities purchased..........    6,999,393
  Payable for fund shares redeemed..........      185,795
  Payable for investment management services
    (note 3)................................       47,966
  Other accrued expenses....................       60,321
                                              -----------
    Total liabilities.......................    7,293,475
                                              -----------
Net assets at market value..................  $94,090,151
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 7,147,661
  Paid-in capital in excess of par value....   93,261,714
  Accumulated net realized loss on
    investments.............................  (12,476,342)
  Net unrealized appreciation on
    investments.............................    6,162,542
  Distributions in excess of net investment
    income..................................       (5,424)
                                              -----------
Net assets at market value..................  $94,090,151
                                              ===========
Shares outstanding (note 4).................    7,147,661
Net asset value per share...................  $     13.16
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $  2,138,538
  Dividends (net of withholding tax of
    $2,604).................................       734,505
  Other income..............................        10,836
                                              ------------
    Total investment income.................     2,883,879
                                              ------------
Expenses:
  Management fees (note 3)..................       643,249
  Custodian fees (note 3)...................        25,987
  Directors' fees (note 3)..................         3,509
  Professional fees.........................         9,705
  Accounting and transfer agent fees (note
    3)......................................        96,791
  Printing fees.............................        17,251
  Filing fees...............................         5,965
  Conversion expense (note 3)...............        24,391
  Other.....................................         2,525
                                              ------------
    Total expenses..........................       829,373
                                              ------------
    Net investment income...................     2,054,506
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (12,487,179)
  Change in unrealized appreciation
    (depreciation) on investments...........    (6,119,079)
                                              ------------
      Net loss on investments...............   (18,606,258)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(16,551,752)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $  2,054,506     $  1,882,191
  Realized gain (loss) on investments.......................   (12,487,179)      24,705,187
  Unrealized appreciation (depreciation) on investments.....    (6,119,079)     (49,791,252)
                                                              ------------     ------------
      Net decrease in assets from operations................   (16,551,752)     (23,203,874)
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............    (1,987,523)      (1,934,142)
    Capital gains distributions.............................             0      (24,954,792)
                                                              ------------     ------------
      Total dividends and distributions.....................    (1,987,523)     (26,888,934)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................     4,225,216        5,176,680
  Received from dividends reinvested........................     1,987,523       26,888,934
  Paid for shares redeemed..................................   (26,454,976)     (39,150,193)
                                                              ------------     ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (20,242,237)      (7,084,579)
                                                              ------------     ------------
         Decrease in net assets.............................   (38,781,512)     (57,177,387)
Net Assets:
  Beginning of period.......................................   132,871,663      190,049,050
                                                              ------------     ------------
  End of period (a).........................................  $ 94,090,151     $132,871,663
                                                              ============     ============
(a) Includes undistributed (distributions in excess of) net
  investment income of......................................  $     (5,424)    $     38,160
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $15.44     $22.55     $21.44     $21.06     $19.40
Income (loss) from investment operations:
  Net investment income.....................................    0.26(a)    0.25       0.48       0.58       0.56
  Net realized & unrealized gain (loss) on investments......   (2.28)(a)  (3.55)      1.91       0.38       2.87
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (2.02)     (3.30)      2.39       0.96       3.43
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.26)     (0.25)     (0.48)     (0.58)     (0.69)
    Distributions from net realized capital gains...........    0.00      (3.56)     (0.80)      0.00      (1.08)
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.26)     (3.81)     (1.28)     (0.58)     (1.77)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $13.16     $15.44     $22.55     $21.44     $21.06
                                                              ======     ======     ======     ======     ======
Total return................................................  (13.07)%   (14.85)%    11.36%      4.53%     18.15%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.76%      0.67%      0.67%      0.65%      0.71%
  Ratio of net investment income to average net assets......    1.89%(a)   1.13%      2.18%      2.71%      2.69%
Portfolio turnover rate.....................................     118%        87%        41%        18%        18%
Net assets at end of period (millions)......................  $ 94.1     $132.9     $190.0     $214.4     $193.7
(a) Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the
    Financial Statements, these amounts would have been:
      Net investment income.................................  $ 0.25
      Net realized and unrealized gain (loss)...............  $(2.27)
      Net investment income ratio...........................    1.85%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -29.57%
Three year                                   -2.83%
Five year                                    -0.54%
Since inception (5/3/93)                      6.22%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year of 2001, the Morgan Stanley Capital International (MSCI) World Index net total return measured (16.82)%. Value stocks outperformed growth stocks with the MSCI World Index Value returning (14.93)% versus the MSCI World Index Growth returning (19.38)%. Underlying the World Index, twenty out of twenty-two MSCI developed national indices reported negative returns. Europe slightly outperformed its Asian counterparts with the MSCI Europe Index gross total return measuring (19.64)% versus the MSCI All Country Asia Pacific Free Index gross total return of (20.73)%. Emerging Markets outperformed the World Market with the performance of the MSCI Emerging Market Free Index gross total return of (2.37)%. Asia's under-performance can be attributed to its export dependence on an ailing U.S. consumer. The worst performing industry for the year ended December 31, 2001 was the technology, hardware & equipment industry, whose performance as measured by the MSCI Technology Hardware & Equipment Index was (36.22)%. The best performing industry was the retailing industry, whose performance as measured by the MSCI World Retailing Index was 6.54%, as investors felt this industry bottomed out in 2000. The performance of other noteworthy MSCI World sectors are: Energy (7.24)%; Materials (5.04)%; Consumer Staples (8.38)%; Financials (16.87)% and Information Technology (29.56)%. Undeniably, global investors continued to feel the repercussions of a global recession.

For the year ended December 31, 2001, the Ohio National International Portfolio declined (29.57)%, versus MSCI Europe, Australia & Far East (EAFE) Index decline of (21.44)% for the same period. The portfolio was hurt by its exposure to financial companies such as Nikko Cordial Corp. and Axa S.A., along with its exposure to telecommunications, media & technology companies such as Energis PLC. and Cap Gemini S.A. The portfolio benefited by its stock selection in consumer discretionary companies such as Sega Corp., media companies such as Sogecable S.A., and Asian real estate companies such as Mitsubishi Estate and Hutchison Whampoa.

Some of our top holdings as of December 31, 2001 include: Vodafone Group PLC (4.1% of net assets), the world's largest wireless phone service provider, based in the UK; Allianz AG (2.6%), the world's second largest insurance company, based in Germany; and TotalFinaElf S.A. (2.2%), one of the world's largest integrated oil companies, based in France.

We expect the U.S. economy to stabilize in the second half of 2002. This should be driven by the effects of loose fiscal and monetary policy and improved consumer sentiment. We believe that the first stage to the market recovery will be liquidity driven followed by improvements in corporate profits during the fourth quarter.

Given our belief that we are close to an economic trough, we have positioned the portfolio towards early cyclical companies, selective technology companies and consumer discretionary stocks. Specifically, we have found good opportunities in airlines such as the German airline, Lufthansa and Singapore Airlines, software companies such as Amdocs and media companies like Publicis, based in France. In addition, we have made investments in Asia by owning property companies in Hong Kong and Singapore as well as selective technology companies in Taiwan such as United Microelectronics.

We will likely remain underweighted in Japan for the foreseeable future. The portfolio's holdings there include Sega and Japan Telecom. Overall, while we believe that the equity markets will remain volatile for at least the first half of 2002, we believe that investing now for the economic and business turn should provide value to our shareholders over time.

Looking forward, we continue to remain bullish on the international equity markets, though stock selection remains critical due to the increased market volatility. We continue to manage the Ohio National International Portfolio according to a bottom-up, fundamental and stock-picking approach. Choosing the best companies, which are trading at attractive valuations given their earnings and business prospects, is the key to long-term capital appreciation.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                            INTERNATIONAL PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 3, 1993)                       EAFE
                                                            ----------------------------------                 ----
5/93                                                                  $     10000                         $    10000
                                                                             9936                              10052
'93                                                                       12496.5                              10826
                                                                          13253.8                            11791.7
'94                                                                       13504.3                            11698.5
                                                                          14287.5                            12021.4
'95                                                                       15139.1                            13049.2
                                                                            16812                            13658.6
'96                                                                       17331.4                            13879.9
                                                                          19366.2                            15456.7
'97                                                                       17696.8                            14040.8
                                                                          19367.4                            16298.6
'98                                                                       18383.5                            16741.9
                                                                          18188.6                            17406.6
'99                                                                       30773.4                            21256.9
                                                                          29305.5                            20393.9
'00                                                                       23942.6                            18246.4
                                                                          19853.2                            15533.2
'01                                                                       16863.3                              13862

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Vodafone Airtouch                      4.1
 2.  Allianz AG-Reg                         2.6
 3.  Aventis SA                             2.6
 4.  Total Fina Elf                         2.2
 5.  Bouygues                               2.1
 6.  Sega Enterprises                       2.1
 7.  Vivendi Universal                      1.9
 8.  Union Fenosa                           1.9
 9.  Deutsche Lufthansa-Reg                 1.9
10.  Unilever N.V                           1.8

 TOP 5 COUNTRY WEIGHTINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  United Kingdom                         17.6
 2.  Japan                                  16.0
 3.  France                                 14.8
 4.  Germany                                 9.3
 5.  Spain                                   6.7

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States.

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
              UNITED KINGDOM (17.6%)
     94,856   Amvescap PLC (14).................  $ 1,376,960
    101,239   Arriva PLC (31)...................      490,855
    213,581   *British Aerospace PLC (1)........      961,687
     56,195   Diageo PLC (15)...................      641,877
     82,124   *Edios PLC (9)....................      217,622
     46,584   GlaxoSmithKline (23)..............    1,167,969
     73,200   *Hanson PLC (5)...................      501,189
    130,472   Kingfisher PLC (27)...............      761,769
     73,500   *Marks & Spencer (27).............      390,608
    107,182   Misys PLC (9).....................      503,284
     33,158   *Pearson PLC (22).................      380,190
    204,978   *Rank Group PLC (13)..............      684,937
    249,458   *Rentokil Initial PLC (28)........      995,198
    104,200   *Royal Bank of Scotland Group
               (4)..............................      119,476
     28,628   *Royal Bank of Scotland Addl.
               Shares (4).......................      696,929
    151,949   Sainsbury PLC (15)................      811,942
          1   *Securicor PLC (28)...............            2
    549,729   Stagecoach Holdings PLC (31)......      584,296
  1,287,542   *Vodafone Airtouch (29)...........    3,365,017
                                                  -----------
                                                   14,651,807
                                                  -----------
              JAPAN (16.0%)
     66,000   AJINMOTO (15).....................      641,726
     30,300   Bandai Co. Ltd. (10)..............      909,150
     49,000   Bridgestone Corp (3)..............      516,260
     32,400   Capcom Co. Ltd. (9)...............      854,024
     18,000   Fuji Photo Film (10)..............      639,903
        308   Japan Telecom Co. Ltd. (29).......      919,473
     42,000   Marui (27)........................      494,512
      4,075   Nintendo Co. Ltd. (13)............      710,405
    296,200   *Nikko Securities Co. Ltd. (14)...    1,316,245
     51,700   Nomura Holdings (14)..............      659,774
     86,100   *Sega Enterprises (13)............    1,710,293
     30,000   Seven-Eleven Japan (27)...........    1,089,293
     12,200   Takefuji Corp. (14)...............      878,544
     22,800   TDK Corp. (9).....................    1,070,333
      6,200   Tokyo Electron (32)...............      302,829
     24,500   Toyota Motor Corp. (3)............      617,874
                                                  -----------
                                                   13,330,638
                                                  -----------
              FRANCE (14.8%)
     30,167   Aventis SA (23)...................    2,144,426
     52,536   Bouygues (29).....................    1,723,269
      9,722   Compagnie De Saint -- Gobain
               (6)..............................    1,468,837
    111,321   *Orange SA (29)...................    1,010,120
     20,600   Publicis Groupe (22)..............      546,264
      8,674   Societe Generale (6)..............      485,929
     12,622   Total Fina Elf (12)...............    1,804,599
     92,650   USINOR (24).......................    1,160,299
     11,250   Valeo (3).........................      449,241
     28,433   Vivendi Universal (22)............    1,558,641
                                                  -----------
                                                   12,351,625
                                                  -----------

                                                     MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             GERMANY (9.3%)
     9,227   Allianz AG (19).....................  $2,183,601
     6,500   Depfa Deutsche Pfandbriefbank (4)...     368,774
   115,200   Deutsche Lufthansa (1)..............   1,550,521
    25,000   Deutsche Telekom (29)...............     432,305
    18,380   E.ON AG (32)........................     956,767
    13,561   Henkel Kgaa-Vorzug Pfd. (7).........     761,519
    28,600   *SGL Carbon AG (7)..................     577,408
    16,817   Schering AG (23)....................     900,889
                                                   ----------
                                                    7,731,784
                                                   ----------
             NETHERLANDS (6.1%)
    44,944   *ING Groep (14).....................   1,147,342
   110,000   *Koninklijke (11)...................     559,857
    28,853   Philips Electronis (11).............     858,471
    25,923   Unilever N.V. (15)..................   1,521,560
    14,500   Van Der Moolen Holdings (14)........     416,818
    24,300   Wolters Kluwer (22).................     554,491
                                                   ----------
                                                    5,058,539
                                                   ----------
             SPAIN (6.7%)
    38,800   Fomento De Construcione (5).........     804,087
    44,540   Repsol (12).........................     650,298
    53,846   *Sogecable (22).....................   1,247,886
    98,303   *Telefonica SA (29).................   1,316,964
    95,900   Union Fenosa (32)...................   1,554,035
                                                   ----------
                                                    5,573,270
                                                   ----------
             SWITZERLAND (4.3%)
    40,942   Novartis AG 923)....................   1,481,170
    13,300   STMicroelectronics (11).............     421,211
     6,403   Swiss Re (19).......................     644,740
    20,484   UBS AG-Reg. (4).....................   1,035,007
                                                   ----------
                                                    3,582,128
                                                   ----------
             CANADA (3.7%)
    24,100   Alcan Inc. (24).....................     865,256
    14,300   Barrick Gold (24)...................     228,631
    27,800   *Inco Ltd. (24).....................     472,415
    21,392   Manulife Financial Corp. (19).......     559,057
    25,687   Talisman Energy Inc. (12)...........     976,294
                                                   ----------
                                                    3,101,653
                                                   ----------
             AUSTRALIA (3.7%)
   224,541   Broken Hill Property Co. Ltd.
              (33)...............................   1,203,950
    31,250   News Corp. Ltd. (22)................     994,063
   104,861   News Corp. Ltd. ADR (22)............     836,515
                                                   ----------
                                                    3,034,528
                                                   ----------
             HONG KONG (3.2%)
    89,000   Hutchison Whampoa (33)..............     858,831
   304,000   MTR Corp. (31)......................     397,635
    70,000   Sun Hung Kai Properties (26)........     565,522
    53,000   Television Broadcasts (22)..........     229,723
   248,000   The Wharf Ltd. (26).................     605,840
                                                   ----------
                                                    2,657,551
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                     MARKET
  SHARES             FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             DENMARK (2.0%)
    14,303   Carlsberg A/S CL B (15)..............  $ 597,993
    15,440   Novozymes A/S CL B (7)...............    311,667
    18,960   Novo Nordisk A/S CL B (23)...........    775,662
                                                    ---------
                                                    1,685,322
                                                    ---------
             ITALY (1.9%)
   106,900   Autostrade (31)......................    743,225
    94,150   Telecom Italia (29)..................    805,638
                                                    ---------
                                                    1,548,863
                                                    ---------
             FINLAND (1.6%)
    27,550   Nokia Oyj (29).......................    711,162
   247,585   UPM-Kymmene Oyj (16).................    610,931
                                                    ---------
                                                    1,322,093
                                                    ---------
             SINGAPORE & MALAYSIAN (1.7%)
   169,000   City Developments (26)...............    553,723
   148,000   Singapore Airlines (31)..............    881,668
                                                    ---------
                                                    1,435,391
                                                    ---------
             RUSSIA (1.5%)
     9,600   Lukoil ADR (12)......................    465,600
    49,900   Unified Energy System (32)...........    784,927
                                                    ---------
                                                    1,250,527
                                                    ---------
             SWEDEN (1.1%)
   162,680   Ericsson LM-B (29)...................    887,413
                                                    ---------
             ISRAEL (0.7%)
    16,000   *Amdocs (29).........................    543,520
                                                    ---------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BRAZIL (0.6%)
    20,600   Petroleo Brasileiro (12)...........  $   479,980
                                                  -----------
             SOUTH KOREA (0.5%)
    26,700   Korea Electric Power Corp. (32)....      441,110
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (97.0%)
              (COST $84,951,083)................  $80,667,742
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (4.6%)
$3,819,000   State Street Bank 0.650% due
              01/02/02 Repurchase price
              $3,819,131 Collateralized by U.S.
              Treasury Bond Market Value:
              $3,900,375 Face Value: $3,475,000
              Due: 05/15/03 Interest: 10.750%...  $ 3,819,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (4.6%)
              (COST $3,819,000).................  $ 3,819,000
                                                  -----------
             TOTAL HOLDINGS (101.6%) (COST
              $88,770,083) (a)..................  $84,486,742
                                                  -----------
             LIABILITIES, NET OF CASH
              RECEIVABLES (-1.6%)...............   (1,347,304)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $83,139,438
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $159,865.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Company)
PLC  Public Limited Company
 SA  Sociedad Anonima (Spanish Corp.)

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $88,770,083).............  $84,486,742
  Cash......................................          448
  Receivable for securities sold............    1,052,697
  Receivable for fund shares sold...........       34,260
  Dividends & accrued interest receivable...      186,981
                                              -----------
    Total assets............................   85,761,128
                                              -----------
Liabilities:
  Payable for securities purchased..........      759,205
  Payable for fund shares redeemed..........    1,660,919
  Payable for investment management services
    (note 3)................................       63,143
  Accrued accounting and custody fees.......      100,683
  Other accrued expenses....................       37,740
                                              -----------
    Total liabilities.......................    2,621,690
                                              -----------
Net assets at market value..................  $83,139,438
                                              ===========
Net assets consist of:
  Par value, $1 per share...................    9,969,394
  Paid-in capital in excess of par value....  112,999,432
  Accumulated net realized loss on
    investments.............................  (34,851,242)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................   (4,283,341)
    Foreign currency related transactions...      (10,901)
  Distributions in excess of net investment
    income..................................     (683,904)
                                              -----------
Net assets at market value..................  $83,139,438
                                              ===========
Shares outstanding (note 4).................    9,969,394
Net asset value per share...................  $      8.34
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    154,235
  Dividends (net of withholding tax of
    $127,495)...............................     1,200,182
                                              ------------
    Total investment income.................     1,354,417
                                              ------------
Expenses:
  Management fees (note 3)..................       877,614
  Accounting, custody & transfer agent fees
    (note 3)................................       287,167
  Directors' fees (note 3)..................         3,000
  Professional fees.........................         9,502
  Printing and proxy fees...................        14,884
  Filing fees...............................         5,211
  Conversion expense (note 3)...............        19,328
  Other.....................................           705
                                              ------------
    Total expenses..........................     1,217,411
                                              ------------
      Less fees waived by advisor (note
         3).................................       (48,756)
                                              ------------
    Net expenses............................     1,168,655
                                              ------------
    Net investment income...................       185,762
                                              ------------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized loss from:
    Investments.............................   (29,398,223)
    Foreign currency related transactions...    (1,156,769)
  Change in unrealized appreciation
    (depreciation) on:
    Investments.............................    (3,455,352)
    Foreign currency related transactions...       116,806
                                              ------------
      Net loss on investments...............   (33,893,538)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(33,707,776)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                  2001              2000
                                                              -------------     ------------
From operations:
  Net investment income (loss)..............................  $     185,762     $   (181,101)
  Realized gain (loss) on investments and foreign currency
    transactions............................................    (30,554,992)      31,233,371
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................     (3,338,546)     (65,728,086)
                                                              -------------     ------------
      Net decrease in assets from operations................    (33,707,776)     (34,675,816)
                                                              -------------     ------------
  Dividends and distributions to shareholders:
    Capital gains distributions.............................              0      (31,464,751)
    Distributions in excess of capital gains................              0       (5,494,477)
    Return of capital.......................................              0         (199,286)
                                                              -------------     ------------
      Total dividends and distributions.....................              0      (37,158,514)
                                                              -------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    225,398,569       85,947,744
  Received from dividends reinvested........................              0       37,158,514
  Paid for shares redeemed..................................   (233,098,626)     (99,765,185)
                                                              -------------     ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (7,700,057)      23,341,073
                                                              -------------     ------------
         Decrease in net assets.............................    (41,407,833)     (48,493,257)
Net Assets:
  Beginning of period.......................................    124,547,271      173,040,528
                                                              -------------     ------------
  End of period (a).........................................  $  83,139,438     $124,547,271
                                                              =============     ============
(a) Distributions in excess of net investment income of.....  $    (683,904)    $          0
                                                              =============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $11.84     $21.51     $12.86     $13.39     $15.49
Income (loss) from investment operations:
  Net investment income (loss)..............................    0.02      (0.02)     (0.02)      0.32       0.28
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................   (3.52)     (4.74)      8.67       0.23       0.08
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (3.50)     (4.76)      8.65       0.55       0.36
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................    0.00       0.00       0.00      (0.32)     (0.37)
    Distributions from net realized capital gains & foreign
      currency related transactions.........................    0.00      (4.16)      0.00      (0.75)     (2.09)
    Distributions in excess of capital gains & foreign
      currency related transactions.........................    0.00      (0.73)      0.00      (0.01)      0.00
    Return of capital.......................................    0.00      (0.02)      0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................    0.00      (4.91)      0.00      (1.08)     (2.46)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 8.34     $11.84     $21.51     $12.86     $13.39
                                                              ======     ======     ======     ======     ======
Total return................................................  (29.57)%   (22.20)%    67.40%      3.88%      2.11%
Ratios and supplemental data:
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................    1.20%      1.14%      1.21%      1.17%      1.22%
  Ratio of net investment income (loss) to average net
    assets..................................................    0.19%     (0.11)%    (0.15)%     2.31%      1.82%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................    1.25%      1.20%      1.26%      1.17%      1.22%
Portfolio turnover rate.....................................     201%       243%       338%        22%        24%
Net assets at end of period (millions)......................  $ 83.1     $124.5     $173.0     $140.3     $156.0

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                      9.69%
Three year                                   15.37%
Five year                                    13.38%
Since inception (4/30/94)                    14.27%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

This has been a very difficult market this year, the worst Jennison has experienced in more than a quarter century. Most equity asset classes suffered through the second year of declining equity markets. As things seemed to be stabilizing, the traumatic events of September 11th took place. The economy, essentially flat for over a year, was officially declared in recession as of March 2001. In making the announcement, the NBER (National Bureau of Economic Research) stated that this economic slowdown might not have been as severe a recession had the downturn following September 11th not occurred. Most significantly for equity investors, although this has been a very mild recession so far, it has been a very bad year for corporate profits. The decline in S&P 500 operating profits for 2001 on a percentage basis was the most severe since the depression in the 1930's.

We believe the terrorist attacks did not really change the economic trajectory; however, it made the economy a little weaker. We will probably experience a recovery that is modest by historical standards. Although profits should recover with the economy, we anticipate continued challenges to profitability on a company-by-company basis. Fortunately, as the year came to a close, the economy began showing some signs of stabilization and the equity market experienced a meaningful recovery since the decline after September 11th. This provides an encouraging start to the year 2002.

Looking beyond the current picture, we see an attractive market environment taking shape. We expect the U.S. economy to be in recovery in 2002, moving toward annual growth rates of 3% later on in 2002 and 2003, with inflation likely to remain modest. In all likelihood, Europe and Asia will also begin to recover aided by the U.S. recovery.

For the year ended December 31, 2001, the Ohio National Capital Appreciation Portfolio gained 9.69%, versus the S&P 500 Index decline of (11.88)% for the same period. The period began with value continuing to significantly outperform growth. However, as the period progressed we felt that equilibrium was being reached between value and growth. For the first time in many years, value investors were finding very attractive opportunities in stocks that had been limited to growth investors. This has become particularly true in the technology and telecom sectors, both of which have suffered historic declines over the past year. We began a program of increasing exposure within these sectors earlier in the period, and we have gradually built up the position throughout the year. As of December 31, 2001, we have approximately 17% of the portfolio in technology and 4.5% in telecom, which represents a significant shift for the portfolio.

The major theme year-to-date is the deterioration in the economy and corporate profits. This concern was particularly apparent in the third quarter, even before the tragic events of September 11th. The quarter ended September 30, 2001 was one of the worst in recent history for the overall market as well as the portfolio. Although the portfolio declined no worse than the market or value benchmarks, it was still a painful period. Basically, this was a quarter when it became obvious the economy was not going to show much, if any recovery in the last half of the year.

What was already a negative psychology was, of course, made significantly worse by the tragic events of September 11th. We went into this period fully aware of the continued deterioration in corporate profits. Our strategy has been to gradually build greater exposure to stocks that have become increasingly attractive during this sell off while simultaneously maintaining an exposure to defensive names that provide balance to the portfolio.

There is now growing confidence that we have seen the worst in terms of both negative psychology as well as the economy itself. Many stocks in the more cyclical sectors of the market have experienced a strong rebound off the September lows. Our recently increased exposure to technology stocks has had a favorable impact on performance during this market rebound period.

For the year, our best contributor to performance was Whole Foods Markets, which operates a chain of natural food supermarkets. Federated Department Stores was our second strongest contributor, benefiting from a rebound from very depressed levels from which we were able to establish a position. Finally, Triton Energy was the third strongest con-

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

tributor as the company was bought by Amerada Hess at a substantial premium earlier in the year.

On the negative side for the year, two energy-related stocks, Halliburton and Diamond Offshore Drilling, were among the Fund's poorest performers. Embraer, a Brazilian manufacturer of commuter jets, was the second poorest performer.

For the past two years, value stocks have substantially outperformed growth stocks. There is now, from our perspective, a more level playing field between growth and value than has been the case since the mid 1990's. Accordingly, the challenge for both growth and value investors alike will be stock picking.

With the strong recovery rally, numerous stocks have rebounded from September lows; therefore, many stocks are no longer on the bargain table. Stock prices now discount the start of an economic recovery. In fact, the "easy" money off the depressed market lows of September may have already been made.

Nevertheless, if in fact we are at the start of what will develop into a global economic recovery, there is likely plenty of opportunity ahead. We will closely follow our risk/reward discipline that has served us well during the past few years. We welcome the return to a "stock pickers" market, and for 2002, we are cautiously optimistic.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                              CAPITAL APPRECIATION (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)               S&P 500 INDEX
                                                              -------------------------------             -------------
4/94                                                                   $    10000                         $    10000
                                                                             9975                               9658
'94                                                                       10452.8                            10131.2
                                                                            11865                            12172.7
'95                                                                       12816.6                            13923.1
                                                                          13688.1                            15343.3
'96                                                                       14835.1                            17136.9
                                                                          16014.5                              20650
'97                                                                       17089.1                            22834.7
                                                                          18032.4                            26878.8
'98                                                                       18099.1                            29359.7
                                                                          19621.3                            32994.4
'99                                                                       19268.1                            35538.3
                                                                          19888.5                            35385.5
'00                                                                         25336                            32299.8
                                                                          27894.9                            30135.8
'01                                                                       27791.7                            28463.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Hartford Financial Services            2.6
 2.  Allstate Corp.                         2.3
 3.  XL Capital LTD.                        2.2
 4.  Unocal Corp.                           2.2
 5.  ICN Pharmacueticals, Inc.              2.1
 6.  AT&T Corp.-Liberty Media A             2.0
 7.  Boise Cascade                          1.9
 8.  Fisher Scientific Int'l                1.8
 9.  Everest Re Group Ltd.                  1.8
10.  Diebold                                1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Computer & Related                     10.7
 2.  Insurance Services                      9.4
 3.  Oil, Energy & Natural Gas               9.2
 4.  Electronic Instruments                  6.6
 5.  Drugs/Biotechnology                     5.6

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (2.4%)
    19,000   Northrop Grumman Corp. ............  $ 1,915,390
    32,800   Rockwell Collins...................      639,600
                                                  -----------
                                                    2,554,990
                                                  -----------
             BANKING (0.7%)
    20,600   Fleet Boston Financial Corp. ......      751,900
                                                  -----------
             BROADCAST RADIO & TV (4.6%)
   149,700   *AT&T Corp-Liberty Media-A.........    2,095,800
    36,800   *Cablevision Systems CL A..........    1,746,160
    13,300   *Cablevision Sys. Corp. Rainbow....      328,510
    20,600   *Mediacom Communications Corp. ....      376,156
    44,900   *Sinclair Broadcast Group-A........      424,754
                                                  -----------
                                                    4,971,380
                                                  -----------
             BUSINESS SERVICES (1.4%)
    77,700   *Ceridian Corp. ...................    1,456,875
     3,800   *KPMG Consulting...................       62,966
                                                  -----------
                                                    1,519,841
                                                  -----------
             CHEMICALS (4.6%)
    30,000   *FMC Corp. ........................    1,785,000
    52,800   IMC Global Inc. ...................      686,400
    31,500   Monsanto Co. ......................    1,064,700
   101,100   Solutia Inc. ......................    1,417,422
                                                  -----------
                                                    4,953,522
                                                  -----------
             COMPUTER & RELATED (10.7%)
   154,300   *3 Com Corp. ......................      984,434
    24,400   Adobe..............................      757,620
   110,500   *BMC Software Inc. ................    1,808,885
   102,800   Compaq Computers Corp. ............    1,003,328
    46,300   Hewlett Packard Co. ...............      951,002
   106,600   *Ingram Micro Inc. CL A............    1,846,312
    78,800   *Maxtor Corp. .....................      499,592
   102,800   *Parametric Technology Co. ........      802,868
    71,600   *Sybase Inc. ......................    1,128,416
    29,000   *Synopsys Inc. ....................    1,713,030
                                                  -----------
                                                   11,495,487
                                                  -----------
             CONSUMER PRODUCTS (2.6%)
    61,000   *Polo Ralph Lauren Corp. ..........    1,632,360
    60,700   Tupperware Corp. ..................    1,168,475
                                                  -----------
                                                    2,800,835
                                                  -----------
             DRUGS/BIOTECHNOLOGY (5.6%)
    37,700   Bristol Meyer/Squibb...............    1,922,700
    42,100   Cambrex Corp. .....................    1,835,560
    68,700   ICN Pharmaceuticals Inc. ..........    2,301,450
                                                  -----------
                                                    6,059,710
                                                  -----------
             ELECTRONIC INSTRUMENTS (6.6%)
    28,600   *Apogent Technologies Inc. ........      737,880
    68,100   *Fischer Scientific Intl...........    1,988,520
    70,400   Pall Corp. ........................    1,693,824

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ELECTRONIC INSTRUMENTS (CONTINUED)
    76,400   Solectron Corp. ...................  $   861,792
    91,500   *Vishay Intertechnology Inc. ......    1,784,250
                                                  -----------
                                                    7,066,266
                                                  -----------
             FINANCIAL SERVICES (1.7%)
    41,700   Edwards AG.........................    1,841,889
                                                  -----------
             FOOD & RELATED (0.5%)
    12,400   *Whole Foods Market Inc. ..........      540,144
                                                  -----------
             FORESTRY & PAPER PRODUCTS (3.6%)
    59,900   Boise Cascade Corp. ...............    2,037,199
    31,500   Temple-Inland Inc. ................    1,786,995
                                                  -----------
                                                    3,824,194
                                                  -----------
             INSURANCE SERVICES (9.4%)
    74,200   Allstate Corp. ....................    2,500,540
    47,800   Aon Corp. .........................    1,697,856
    17,000   Cigna Corp. .......................    1,575,050
    54,800   *CNA Financial Corp. ..............    1,598,516
    43,700   Hartford Financial Services Grp....    2,745,671
                                                  -----------
                                                   10,117,633
                                                  -----------
             MANUFACTURING (0.7%)
    14,900   ITT Industries Inc. ...............      752,450
                                                  -----------
             MEDIA & PUBLISHING (2.7%)
    26,200   Knight Ridder Inc. ................    1,701,166
    28,900   New York Times Co. CL A............    1,249,925
                                                  -----------
                                                    2,951,091
                                                  -----------
             METALS & MINING (3.4%)
    45,100   Engelhard Corp. ...................    1,248,368
    85,200   Newmont Mining Corp. ..............    1,628,172
    40,500   *Stillwater Mining Co. ............      749,250
                                                  -----------
                                                    3,625,790
                                                  -----------
             OFFICE EQUIPMENT (1.8%)
    48,500   Diebold............................    1,961,340
                                                  -----------
             OIL, ENERGY & NATURAL GAS (9.2%)
    31,720   Apache Corp. ......................    1,582,194
    65,400   Conoco Inc. CL A...................    1,850,820
    48,400   Diamond Offshore Drilling..........    1,471,360
    45,600   *FMC Technologies Inc. ............      750,120
    56,800   Halliburton Co. ...................      744,080
    30,200   *Newfield Exploration Co. .........    1,072,402
    66,200   Unocal Corp. ......................    2,387,834
                                                  -----------
                                                    9,858,810
                                                  -----------
             RETAIL (2.2%)
    38,500   *Federated Department Stores
              Inc. .............................    1,574,650
    86,500   *Saks Inc. ........................      807,910
                                                  -----------
                                                    2,382,560
                                                  -----------
             STEEL (0.3%)
    20,000   USX US Steel.......................      362,200
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (3.7%)
    88,500   *AT&T Wireless.....................  $ 1,271,745
    56,900   *General Motors Corp. CL H.........      879,105
    41,300   *Sprint PCS Group..................    1,008,133
    30,600   *Western Wireless Corp. CL A.......      864,450
                                                  -----------
                                                    4,023,433
                                                  -----------
             TRANSPORTATION (0.9%)
    32,200   Delta Airlines.....................      942,172
                                                  -----------
             UTILITIES (1.7%)
    51,900   PPL Corp. .........................    1,808,715
                                                  -----------
             TOTAL U.S. COMMON STOCKS (80.4%)
              (COST $81,208,837)................  $87,166,352
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (4.1%)
             INSURANCE SERVICES (4.1%)
    28,000   Everest RE Group Ltd. .............  $ 1,979,600
    26,400   XL Capital Ltd. CL A...............    2,411,904
                                                  -----------
                                                    4,391,504
             LUXEMBOURG (0.4%)
             TELECOMMUNICATIONS & CELLULAR (0.4%)
    35,300   *Millicom Intl. Cellular S.A. .....      428,895
                                                  -----------
             SWITZERLAND (1.0%)
             DRUGS (1.0%)
    29,700   Novartis AG ADR....................    1,084,050
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (2.6%)
             BROADCAST RADIO & TV (1.0%)
    90,700   Pearsons PLC Spons ADR.............  $ 1,113,796
             TELECOMMUNICATIONS & CELLULAR (1.6%)
   117,100   Cable and Wireless PLC ADR.........    1,734,251
                                                  -----------
                                                    2,848,047
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (8.1%)
              (COST $8,315,173).................  $ 8,752,496
                                                  -----------
             TOTAL COMMON STOCKS (89.1%) (COST
              $89,524,010)......................  $95,918,848
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCE (11.6%)
$5,000,000   American Express Credit Corp.
              1.590% 01/02/02..................  $  5,000,000
 2,491,000   Citicorp 1.600% 01/02/02..........     2,491,000
 5,000,000   GE Capital Corp. 1.580%
              01/02/02.........................     5,000,000
                                                 ------------
             TOTAL SHORT-TERM NOTES (11.6%)
              (COST $12,491,000)...............  $ 12,491,000
                                                 ------------
             TOTAL HOLDINGS (100.7%) (COST
              $102,015,010) (a)................  $108,409,848
                                                 ------------
             LIABILITIES, NET OF CASH &
              LIABILITIES (-0.7%)..............      (756,969)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $107,652,879
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $529,970.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $102,015,010)...........  $108,409,848
  Cash.....................................           661
  Receivable for securities sold...........     1,020,107
  Receivable for fund shares sold..........       207,889
  Dividends & accrued interest
    receivable.............................        91,672
  Other....................................           174
                                             ------------
    Total assets...........................   109,730,351
                                             ------------
Liabilities:
  Payable for securities purchased.........     1,714,864
  Payable for fund shares redeemed.........       273,666
  Payable for investment management
    services (note 3)......................        69,480
  Other accrued expenses...................        19,462
                                             ------------
    Total liabilities......................     2,077,472
                                             ------------
Net assets at market value.................  $107,652,879
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,658,854
  Paid-in capital in excess of par value...    93,284,966
  Accumulated net realized gain on
    investments............................       314,221
  Net unrealized appreciation on
    investments............................     6,394,838
                                             ------------
Net assets at market value.................  $107,652,879
                                             ============
Shares outstanding (note 4)................     7,658,854
Net asset value per share..................  $      14.06
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $   248,207
  Dividends (net of withholding tax of
    $2,020)..................................    1,046,504
                                               -----------
    Total investment income..................    1,294,711
                                               -----------
Expenses:
  Management fees (note 3)...................      723,968
  Custodian fees (note 3)....................       17,050
  Directors' fees (note 3)...................        1,800
  Professional fees..........................        9,201
  Accounting and transfer agent fees (note
    3).......................................       67,600
  Printing fees..............................       12,500
  Filing fees................................        1,092
  Conversion expense (note 3)................       13,215
  Other......................................          447
                                               -----------
    Total expenses...........................      846,873
                                               -----------
    Net investment income....................      447,838
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments.........    9,095,764
  Change in unrealized appreciation
    (depreciation) on investments............   (1,556,220)
                                               -----------
      Net gain on investments................    7,539,544
                                               -----------
      Net increase in net assets from
         operations..........................  $ 7,987,382
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $    447,838     $    470,036
  Realized gain on investments..............................     9,095,764        8,462,848
  Unrealized appreciation (depreciation) on investments.....    (1,556,220)       8,312,538
                                                              ------------     ------------
      Net increase in assets from operations................     7,987,382       17,245,422
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............      (454,158)        (472,021)
    Capital gains distributions.............................    (8,950,225)      (8,285,206)
                                                              ------------     ------------
      Total dividends and distributions.....................    (9,404,383)      (8,757,227)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    34,514,003        6,815,814
  Received from dividends reinvested........................     9,404,383        8,757,227
  Paid for shares redeemed..................................    (8,832,782)     (14,695,642)
                                                              ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................    35,085,604          877,399
                                                              ------------     ------------
         Increase in net assets.............................    33,668,603        9,365,594
Net Assets:
  Beginning of period.......................................    73,984,276       64,618,682
                                                              ------------     ------------
  End of period (a).........................................  $107,652,879     $ 73,984,276
                                                              ============     ============
(a) Includes undistributed net investment income of.........  $          0     $      5,682
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $14.05     $12.11     $12.92     $13.53     $12.93
Income (loss) from investment operations:
  Net investment income.....................................    0.07       0.10       0.39       0.34       0.39
  Net realized & unrealized gain on investments.............    1.29       3.69       0.42       0.46       1.48
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    1.36       3.79       0.81       0.80       1.87
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.07)     (0.10)     (0.39)     (0.34)     (0.46)
    Distributions from net realized capital gains...........   (1.28)     (1.75)     (1.23)     (1.06)     (0.81)
    Distributions in excess of capital gains................    0.00       0.00       0.00      (0.01)      0.00
                                                              ------     ------     ------     ------     ------
         Total distributions................................   (1.35)     (1.85)     (1.62)     (1.41)     (1.27)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $14.06     $14.05     $12.11     $12.92     $13.53
                                                              ======     ======     ======     ======     ======
Total return................................................    9.69%     31.50%      6.46%      5.91%     15.19%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.93%      0.96%      0.95%      0.93%      0.95%
  Ratio of net investment income to average net assets......    0.49%      0.76%      2.94%      2.52%      2.88%
Portfolio turnover rate.....................................     126%       230%        34%        45%        41%
Net assets at end of period (millions)......................  $107.7     $ 74.0     $ 64.6     $ 76.5     $ 59.8

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -18.36%
Three year                                  14.38%
Five year                                   12.41%
Since inception (4/30/94)                   17.35%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Small Cap Portfolio operated in an environment of rapid sector rotation among small companies in 2001. In other words, areas that performed well one quarter suffered the next. The reciprocal also held true; numerous laggards snapped back sharply the following quarter. This was especially true in the fourth quarter of 2001, which offered a more favorable environment for growth-oriented funds.

For the year ended December 31, 2001, the Ohio National Small Cap Portfolio declined (18.36)% versus the Russell 2000 Index gain of 2.44% for the same period.

Disappointing performance came from capital goods-related holdings, including companies like Quanta Services, Inc. (1.03% of the portfolio as of December 31, 2001), a specialty contractor to telecom and electric utility customers. Poor stock selection in the technology sector also hurt returns, as the portfolio's holdings in the software, semiconductor, and communications equipment industries failed to perform as anticipated.

Two elements that contributed to the portfolio's performance in 2001 included strong stock selection in consumer staples-related companies and a decision to underweight the volatile technology sector, relative to the Index. Within consumer staples, solid performers included restaurant stocks like CEC Entertainment Inc. (1.14% of the portfolio as of December 31, 2001). The portfolio's overall tech weighting was, on average, about six percentage points lower than the Russell 2000 Index's, a decision that allowed us to bypass some of the severe declines in technology in the year 2001.

For the year 2002, we believe the U.S. economy may be heading toward recovery. However, we are less certain about the shape recovery might take. We think that many corporations' dramatic cost-cutting efforts in 2001 will drive significant earnings leverage if they can book even modest sales gains in 2002, and are seeking out companies with this profile.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                               SMALL CAP PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)             RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
4/94                                                                     $  10000                           $  10000
                                                                            10144                               9554
'94                                                                       12126.1                              10026
                                                                          14236.1                            11471.7
'95                                                                       16129.5                            12878.1
                                                                          18455.4                            14212.3
'96                                                                       18986.9                            15002.5
                                                                          18979.3                            16532.8
'97                                                                       20594.4                            18343.1
                                                                          21372.9                            19309.8
"98                                                                       22770.7                              17933
                                                                          30341.9                            19597.2
'99                                                                       47011.8                              21745
                                                                          56813.7                            22403.9
'00                                                                         41741                            21104.5
                                                                          37942.6                            22541.7
'01                                                                       34076.2                            21619.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Cytyc Corporation                      2.6
 2.  Insight Enterprises, Inc.              2.6
 3.  Documentum, Inc.                       1.9
 4.  Accredo Health, Inc.                   1.7
 5.  Ruby Tuesday Inc.                      1.7
 6.  Sonicwall, Inc.                        1.7
 7.  Corinthian Colleges, Inc.              1.6
 8.  DMC Stratex Network, Inc.              1.6
 9.  Community Health Systems               1.6
10.  C.H. Robinson Worldwide,
     Inc.                                   1.6

 TOP 5 EQUITY INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Medical & Related                      11.4
 2.  Computer Software                      10.3
 3.  Telecommunications & Cellular           9.9
 4.  Drugs/Biotechnology                     8.9
 5.  Electronics/Semiconductors              6.6

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (0.9%)
     5,875   *Alliant Techsystems Inc. ........  $    453,550
    29,550   *United Defense Inds. Inc. .......       622,028
                                                 ------------
                                                    1,075,578
                                                 ------------
             BANKING (0.8%)
    30,400   *Southwest Bancorp of Texas.......       920,208
                                                 ------------
             BROADCAST RADIO & TV (2.0%)
    65,075   *Mediacom Communications Corp. ...     1,188,270
    66,825   *Radio One Inc. CL D..............     1,203,518
                                                 ------------
                                                    2,391,788
                                                 ------------
             BUILDING & CONSTRUCTION (1.1%)
     8,100   *Jacobs Engineering Group Inc. ...       534,600
    34,955   *Shaw Group Inc. .................       821,443
                                                 ------------
                                                    1,356,043
                                                 ------------
             BUSINESS SERVICES (2.7%)
     8,125   *Corp Executive Board Co. ........       298,187
    44,325   *Macrovision Corp. ...............     1,561,127
    58,700   *Management Network Group Inc. ...       405,030
    24,200   *Maximus Inc. ....................     1,017,852
                                                 ------------
                                                    3,282,196
                                                 ------------
             COMPUTER & RELATED (4.2%)
    23,275   *Arrow Electronics, Inc. .........       695,922
    71,855   *Braun Consulting Inc. ...........       255,085
    13,625   *CDW Computer Centers Inc. .......       731,798
    39,700   *Enterasys Networks, Inc. ........       351,345
    29,325   *Keane Inc. ......................       528,730
     1,975   *Netscreen Technologies Inc. .....        43,707
    16,875   *Plexus Corp. ....................       448,200
    21,950   *Tech Data Corp. .................       949,996
     8,950   *The Titan Corp. .................       223,303
    37,625   *Webex Communications Inc. .......       934,981
                                                 ------------
                                                    5,163,067
                                                 ------------
             COMPUTER SOFTWARE (10.2%)
    27,900   *Advent Software Inc. ............     1,393,605
    15,575   *Barra Inc. ......................       733,426
   108,875   *Documentum Inc. .................     2,364,765
    49,525   *Informatica Corp. ...............       718,608
   126,605   *Insight Enterprises Inc. ........     3,114,483
    36,050   *Lawson Software..................       567,788
    31,250   *MSC Software Corp. ..............       487,500
    81,125   *Secure Computing Corp. ..........     1,667,119
    44,900   *Stellent Inc. ...................     1,327,244
                                                 ------------
                                                   12,374,538
                                                 ------------
             CONSUMER PRODUCTS & SERVICES (3.0%)
    50,125   *American Eagle Outfitters........     1,311,771
    28,350   *Direct Focus Inc. ...............       884,520
    32,750   *Hotel Reservations Inc. CL A.....     1,506,500
                                                 ------------
                                                    3,702,791
                                                 ------------
             DIVERSIFIED MFG. (2.0%)
    22,725   *Armor Holdings Inc. .............       613,347

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             DIVERSIFIED MFG. (CONTINUED)
    34,175   *Columbia Sportswear..............  $  1,138,027
    13,000   *Roper Industries Inc. ...........       643,500
                                                 ------------
                                                    2,394,874
                                                 ------------
             DRUGS/BIOTECHNOLOGY (8.9%)
    17,325   *Albany Molecular Research........       458,939
    31,500   *American Pharmaceutical Part.....       655,200
     9,825   *Celgene Corp. ...................       313,614
     4,575   *Cephalon Inc. ...................       345,801
    23,550   *Charles River Laboratories.......       788,454
    20,225   *Cima Labs Inc. ..................       731,133
    54,150   *Endo Pharmaceuticals Corp. ......       631,931
    30,525   *Integra Lifesciences Holding.....       804,029
    21,100   *Medicis Pharmaceutical...........     1,362,849
    52,650   *Pharmaceutical Res Inc. .........     1,779,570
    92,475   *Sicor Inc. ......................     1,450,008
    38,300   *Taro Pharmaceutical Ind. Ltd. ...     1,530,085
                                                 ------------
                                                   10,851,613
                                                 ------------
             ELECTRICAL SERVICES (0.2%)
    17,918   *Dycom Industries.................       299,410
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (6.6%)
    18,500   *Astropower Inc. .................       747,955
    54,625   *AXT Inc. ........................       788,238
    15,825   *Brooks Automation Inc. ..........       643,602
    28,075   *Cree Research Inc. ..............       827,089
    33,560   *Emcore Corp. ....................       451,382
    45,275   *Entegris Inc. ...................       496,214
    12,875   *FEI Co. .........................       405,691
    67,250   *IXIA.............................       864,163
    47,275   *Microtune Inc. ..................     1,109,072
    11,775   *MKS Instruments Inc. ............       318,278
    23,950   *PRI Automation Inc. .............       489,778
    29,025   *Therma-Wave Inc. ................       433,053
    32,325   *Vitesse Semiconductor............       401,800
                                                 ------------
                                                    7,976,315
                                                 ------------
             FINANCIAL & RELATED (1.3%)
    24,575   *Americredit Corp. ...............       775,341
    21,525   *Investment Technology Group......       840,982
                                                 ------------
                                                    1,616,323
                                                 ------------
             FOOD & RELATED (2.0%)
    48,150   *Performance Food Group Co. ......     1,693,436
    16,800   *Whole Foods Market Inc. .........       731,808
                                                 ------------
                                                    2,425,244
                                                 ------------
             INSURANCE (1.3%)
    41,625   *First Health Group Corp. ........     1,029,803
    16,075   Gallagher Arthur J & Co. .........       554,427
                                                 ------------
                                                    1,584,230
                                                 ------------
             MACHINERY (0.4%)
    32,950   *Global Power Equipment Group.....       495,898
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (11.4%)
    52,230   *Accredo Health Inc. .............  $  2,073,531
    27,300   *AMN Health Care..................       748,020
    38,050   *Ameripath Inc. ..................     1,227,493
    75,000   *Community Health Systems.........     1,912,500
    41,500   *Covance Inc. ....................       942,050
    38,775   *Cross Country Inc. ..............     1,027,537
   120,475   *CYTYC Corp. .....................     3,144,398
    28,500   *Lifepoint Hospitals Inc. ........       970,140
    14,300   *Patterson Dental Co. ............       585,299
     8,675   *Priority Healthcare Corp. .......       305,273
    16,275   *Province Healthcare Co. .........       502,247
     5,600   *Varian Medical Systems Inc. .....       399,056
                                                 ------------
                                                   13,837,544
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.7%)
    15,875   *Hanover Compressor Co. ..........       401,003
    23,325   *National Oilwell Inc. ...........       480,728
                                                 ------------
                                                      881,731
                                                 ------------
             RENTAL EQUIPMENT (1.5%)
    55,250   *Rent-A-Center Inc. ..............     1,854,743
                                                 ------------
             RESTAURANTS (2.8%)
    32,100   *CEC Entertainment Inc. ..........     1,392,819
    98,975   *Ruby Tuesday Inc. ...............     2,041,854
                                                 ------------
                                                    3,434,673
                                                 ------------
             RETAIL (4.6%)
    42,725   *Cost Plus Inc. ..................     1,132,212
    25,475   *Duane Reade Inc. ................       773,166
    10,225   Fastenal Co. .....................       679,247
    28,825   *Talbots Inc. ....................     1,044,906
    31,050   *Tweeter Home Entertainment
              Group............................       900,450
    37,275   *Ultimate Electronics Inc. .......     1,118,250
                                                 ------------
                                                    5,648,231
                                                 ------------
             SCHOOLS (5.6%)
    23,625   *Career Education Corp. ..........       809,865
    48,500   *Corinthain Colleges Inc. ........     1,983,165
    33,750   *Education Management Corp. ......     1,223,438
    50,725   *ITT Educational Services Inc. ...     1,870,231
    18,875   *Strayer Education Inc. ..........       919,590
                                                 ------------
                                                    6,806,289
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (9.9%)
    65,975   *Aeroflex Inc. ...................     1,248,906
    68,775   *Centillium Communications........       540,571
   249,854   *DMC Stratex Networks Inc. .......     1,943,864
    34,100   Harris Corp. .....................     1,040,391
    70,825   *Powerwave Technologies Inc. .....     1,223,856
    81,575   *Quanta Services Inc. ............     1,258,702
   153,443   *Remec Inc. ......................     1,532,896

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (CONTINUED)
    41,225   *Riverstone Networks Inc. ........  $    684,335
   104,950   *Sonicwall Inc. ..................     2,040,228
    61,475   *Terayon Communication Sys........       508,460
                                                 ------------
                                                   12,022,209
                                                 ------------
             TRANSPORTATION SERVICE & EQUIPMENT (2.5%)
    65,425   *C.H. Robinson Worldwide Inc. ....     1,891,763
    46,025   *Werner Enterprises Inc. .........     1,118,408
                                                 ------------
                                                    3,010,171
                                                 ------------
             WASTE MANAGEMENT (2.6%)
    30,175   *Stericycle Inc. .................     1,837,054
    42,025   *Waste Connections................     1,302,355
                                                 ------------
                                                    3,139,409
                                                 ------------
             TOTAL U.S. COMMON STOCKS (89.2%)
              (COST $108,166,760)..............  $108,545,116
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (1.0%)
             COMPUTER SOFTWARE
    32,525   *Optimal Robotics.................  $  1,153,011
             ISRAEL (0.8%)
             MEDICAL & RELATED
    48,700   *Lumenis Ltd. ....................       959,390
             NETHERLANDS (0.4%)
             MEDICAL & RELATED
    28,000   *Qiagen...........................       519,680
             TOTAL FOREIGN COMMON STOCKS (2.2%)
              (COST $2,457,358)................     2,632,081
                                                 ------------
             TOTAL COMMON STOCKS (91.4%) (COST
              $110,624,118)....................  $111,177,197
                                                 ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
--------------------------------------------------------------
              FINANCIAL (8.4%)
$10,259,000   Firstar 1.250% 01/02/02 Repurchase
               price $10,259,703 Collateralized
               by FHLMC Market Value:
               $10,464,208 Face Value:
               $11,408,809 Due: 05/01/2016
               Interest: 6.000%.................  $ 10,259,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS (8.4%)
               (COST $10,259,000)...............  $ 10,259,000
                                                  ------------
              TOTAL HOLDINGS (99.8%) (COST
               $120,883,118) (a)................  $121,436,197
                                                  ------------
              CASH & RECEIVABLES, NET OF
               LIABILITIES (0.2%)...............       197,061
                                                  ------------
              TOTAL NET ASSETS (100.0%).........  $121,633,258
                                                  ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $679,569.
     See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $120,883,118)...........  $121,436,197
  Cash.....................................         1,127
  Receivable for securities sold...........       378,775
  Receivable for fund shares sold..........       131,656
  Dividends & accrued interest
    receivable.............................         8,437
  Other....................................            65
                                             ------------
    Total assets...........................   121,956,257
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........       205,568
  Payable for investment management
    services (note 3)......................        80,837
  Other accrued expenses...................        36,594
                                             ------------
    Total liabilities......................       322,999
                                             ------------
Net assets at market value.................  $121,633,258
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  6,728,151
  Paid-in capital in excess of par value...   139,573,455
  Accumulated net realized loss on
    investments............................   (25,221,427)
  Net unrealized appreciation on
    investments............................       553,079
                                             ------------
Net assets at market value.................  $121,633,258
                                             ============
Shares outstanding (note 4)................     6,728,151
Net asset value per share..................  $      18.08
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    456,315
  Dividends.................................        82,055
                                              ------------
    Total investment income.................       538,370
                                              ------------
Expenses:
  Management fees (note 3)..................     1,008,138
  Custodian fees (note 3)...................        28,592
  Directors' fees (note 3)..................         4,103
  Professional fees.........................         9,866
  Accounting and transfer agent fees (note
    3)......................................        94,439
  Printing fees.............................        26,400
  Filing fees...............................         2,039
  Conversion expense (note 3)...............        36,261
  Other.....................................         2,276
                                              ------------
    Total expenses..........................     1,212,114
                                              ------------
    Net investment loss.....................      (673,744)
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (25,187,261)
  Change in unrealized appreciation
    (depreciation) on investments...........    (3,142,889)
                                              ------------
      Net loss on investments...............   (28,330,150)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(29,003,894)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment loss.......................................  $   (673,744)    $ (1,196,065)
  Realized gain (loss) on investments.......................   (25,187,261)      33,702,064
  Unrealized appreciation (depreciation) on investments.....    (3,142,889)     (53,403,767)
                                                              ------------     ------------
      Net decrease in assets from operations................   (29,003,894)     (20,897,768)
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Capital gains distributions.............................             0      (34,574,485)
    Return of capital.......................................             0         (440,600)
                                                              ------------     ------------
      Total dividends and distributions.....................             0      (35,015,085)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    13,436,302       30,620,205
  Received from dividends reinvested........................             0       35,015,085
  Paid for shares redeemed..................................   (20,844,386)     (19,595,075)
                                                              ------------     ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (7,408,084)      46,040,215
                                                              ------------     ------------
         Decrease in net assets.............................   (36,411,978)      (9,872,638)
Net Assets:
  Beginning of period.......................................   158,045,236      167,917,874
                                                              ------------     ------------
  End of period.............................................  $121,633,258     $158,045,236
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $22.14     $31.62     $20.70     $18.72     $18.03
Income (loss) from investment operations:
  Net investment loss.......................................   (0.10)     (0.22)     (0.16)     (0.06)     (0.02)
  Net realized & unrealized gain (loss) on investments......   (3.96)     (3.09)     21.96       2.04       1.54
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (4.06)     (3.31)     21.80       1.98       1.52
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Distributions from net realized capital gains...........    0.00      (6.09)    (10.88)      0.00      (0.83)
    Return of capital.......................................    0.00      (0.08)      0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................    0.00      (6.17)    (10.88)      0.00      (0.83)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $18.08     $22.14     $31.62     $20.70     $18.72
                                                              ======     ======     ======     ======     ======
Total return................................................  (18.36)%   (11.22)%   106.46%     10.57%      8.47%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.96%      0.92%      0.89%      0.91%      0.94%
  Ratio of net investment loss to average net assets........   (0.54)%    (0.64)%    (0.61)%    (0.30)%    (0.11)%
Portfolio turnover rate.....................................     112%       138%       166%        99%        80%
Net assets at end of period (millions)......................  $121.6     $158.0     $167.9     $ 75.6     $ 58.3

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company Portfolio seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $1.5 billion or less.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -29.28%
Three year                                   0.93%
Five year                                    3.52%
Since inception (3/31/95)                    5.67%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The repercussions of the March 2000 "reversal of fortune" in technology, media and telecommunications stocks continued to be felt across all sectors of the market and regions nearly two years later. Throughout the Fund's reporting year, trading volatility was the norm in an emotion-driven market, with rampant sell-offs and stock price drops, even of deserving companies with solid earnings and clear growth trends.

The economic slowdown first evident in the United States is now recognized as a global recession. Widespread corporate profit warnings, layoffs and spending pullbacks have not only deepened investor skepticism and risk aversion but also deflated consumer confidence. Against this backdrop, there have been very few bright spots for stocks, although "value" equities were favored over "growth" equities in this environment.

One unequivocal positive during this difficult period has been the willingness of the world's central banks, led by the Federal Reserve Board's aggressive rate-cutting example, to ease key interest rates in the hope of jumpstarting stalled economies. In the fourth quarter, equity markets across the globe rallied on liquidity strength, optimism of an early economic recovery and progress of the anti-terrorism campaign.

As can be expected, funds with a growth orientation were at a disadvantage during this period of intensified market uncertainty and prolonged economic weakness. The Ohio National International Small Company Portfolio contains no shortage of solid, profitable companies, but negative sentiment across world markets took down stocks in all countries and sectors. For the year ended December 31, 2001, the portfolio declined (29.28)%, versus the MSCI EAFE Index decline of (21.44)% for the same period.

At the beginning of the year, an emphasis on information technology hurt performance, while exposures to financial services and Japanese stocks helped fund returns. Early in 2001, Spanish and Australian stocks performed well, and the more defensive Energy and Utilities sectors contributed positively, as the Portfolio was positioned to gain from increases in oil and gas prices. Midway through the year, stock selection in Asian countries, especially China and South Korea, had a positive impact. Toward the end of 2001, slower consumer spending dragged down Consumer Discretionary stocks, but Consumer Staples and certain pharmaceutical names performed well. Dampened confidence in Japanese Prime Minister Koiziumi's ability to follow through on or achieve promised banking and corporate reforms hurt the country's stock prices. Overall, financial stocks suffered in light of concerns about the claims that would be made to insurers for losses related to the terrorist attacks in the U.S.

There are indications the economy may already have hit or is soon reaching the bottom of the recession. The benefits of this year's aggressive rate-cutting by the world's central banks should begin to materialize more fully. Since small companies supply basic materials, components and services to the larger corporations, they are ideally positioned to take early and optimal advantage of this increased liquidity and lower borrowing costs when demand is restored and orders pick up.

We continue to locate small-caps with good investment potential, targeting companies with stable or expanding market shares, strong ties to their local and regional market and reasonable valuations, despite the difficult market conditions. We are focusing selectively on the consumer-sensitive and basic material stocks in anticipation of an economic recovery. The Automotive sector, for example, may be poised for a rebound, as it benefits from the increase in sales volume generated from the zero-interest rate finance deals offered in the U.S.

The corporate and banking reforms so clearly needed in Japan may once again have been "all talk and no action" as Japan enters its third recession in a decade. However, we believe there are gems to be discovered among small Japanese companies with ties to the video game software market, auto parts manufacturers, and other companies truly demonstrating corporate restructuring.

As the U.S. economy is expected to recover in the second half of 2002, we expect Asia to resume its production and export activities. Europe is also expected to join this global economic recovery though possibly with a lagged effect.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

Many of the negative global variables seem to have reversed offering smaller companies greater opportunities for growth with low interest rates, lower energy prices, an increase in outsourcing activities and increases in infrastructure spending by many governments.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                INTERNATIONAL SMALL COMPANY
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                            MSCI EAFE
                                                              -------------------------------               ---------
3/95                                                                   $    10000                         $    10000
                                                                            10421                              10073
'95                                                                         10890                            10934.2
                                                                          11945.2                            11444.9
'96                                                                       12206.8                            11630.3
                                                                          13407.9                            12951.5
'97                                                                       13630.5                            11765.1
                                                                            14466                              13657
'98                                                                       14110.2                            14028.4
                                                                          17531.9                            14585.4
'99                                                                         29422                            17811.6
                                                                          25235.3                            17088.5
'00                                                                       20516.3                            15289.1
                                                                          17274.7                            13015.6
'01                                                                         14509                              11632

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE is a capitalization weighted index that monitors the performance of stocks from Europe, Australia, and the Far East.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Research in Motion                     1.1
 2.  Industrial Alliance Life Ins.
     Co.                                    1.1
 3.  Datacraft Asia                         1.0
 4.  QLT Phototherapeutis, Inc.             1.0
 5.  CAE Inc.                               0.9
 6.  Pacific Corporation                    0.9
 7.  Stada Arzneimittel                     0.9
 8.  Tandberg Asa                           0.8
 9.  Krones Ag-Pfd                          0.8
10.  Sega Enterprises                       0.8

 TOP 5 COUNTRY WEIGHTINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Canada                                 14.0
 2.  Japan                                  11.8
 3.  United Kingdom                         11.2
 4.  South Korea                             8.8
 5.  Australia                               8.3

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.
---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (14.0%)
     6,800   AGF Management (4).................  $   105,516
     1,700   *Angiotech Pharmaceutical (23).....       95,050
    10,300   *ATI Technologies (11).............      130,060
    37,500   *Baytex Energy Ltd. CL A (12)......      102,950
    24,140   CAE Inc. (1).......................      175,462
    13,500   *CGI Group (9).....................      103,892
    14,800   CI Fund Management (14)............      110,549
     4,400   Clarica Life Insurance Co. (19)....      145,257
     9,900   Domtar (16)........................       99,572
     6,250   *Inco Ltd. (24)....................      106,208
     6,800   Investors Group (14)...............      108,933
     6,806   Industrial Alliance Life Ins. Co.
              (19)..............................      199,460
    39,000   *Ketch Energy (12).................       98,002
     1,700   Magna International Inc. CL A
              (3)...............................      107,972
    50,000   *Microcell Telecom (29)............      120,932
     7,855   Molson Cos Ltd. (15)...............      138,171
     7,300   *QLT Phototherapeutics (23)........      185,733
     9,000   *Research in Motion (9)............      213,664
     6,000   SNC-Lavalin Group Inc. (5).........      108,933
    30,000   *Stressgen Biotechnolgies (23).....       86,694
     2,897   Talisman Energy (12)...............      110,107
                                                  -----------
                                                    2,653,117
                                                  -----------
             JAPAN (11.8%)
    12,000   Aichi Steel Corp (24)..............       59,159
    18,000   Air Water Inc. (7).................       82,039
     3,300   *Bandai Co. Ltd. (10)..............       99,016
       230   Bellsystem 24 Inc. (28)............       85,609
     3,500   *Capcom Co. Ltd. (9)...............       92,256
    14,000   Central Glass Co. Ltd. (5).........       74,443
     9,000   Fujirebio (23).....................       72,809
    22,000   Gunze Ltd. (10)....................       79,213
    29,000   *Hino Motors Ltd.(3)...............       96,046
     6,000   Hisamitsu Pharmaceutical Co. Inc.
              (23)..............................       82,039
    32,000   Hitachi Koki Co. Ltd. (20).........       85,077
     1,700   Hokuto Corp. (15)..................       58,627
     9,000   Keihin Corp. (31)..................       78,757
     2,300   Meitec Corp. (9)...................       55,908
     2,000   Nissin Kogyo Co. Ltd. (3)..........       49,375
     5,000   Nitto Denko Corp. (7)..............      115,082
     8,000   Olympus Optical Co. (23)...........      114,551
     9,000   Onward Kashiyama Co. Ltd. (10).....       86,004
    19,000   Sanyo Shokai (30)..................       79,236
     7,600   *Sega Enterprises (10).............      150,967
    10,000   Takuma Co. Ltd. (20)...............       68,138
    15,000   Teikoku Oil Co. Ltd. (12)..........       54,579
     3,900   Toyo Corp. (31)....................       59,842
        13   *UMC Japan (11)....................      118,501
     1,400   Yamada Denki (27)..................       97,839
     8,000   Yamaha Corp. (13)..................       58,946
    34,000   Yokohama Rubber Co. (3)............       75,157
                                                  -----------
                                                    2,229,215
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (11.2%)
    22,472   Amec PLC (5).......................  $   128,750
    12,570   Amey PLC (28)......................       68,266
    14,015   Atkins (WS) PLC (28)...............      134,168
     4,377   *Cambridge Antibody Tech Grp PLC
              (23)..............................      115,350
    89,360   *Corus Group (24)..................       93,027
     8,650   Ed & F Man (14)....................      148,614
    43,630   *Eidos PLC (9).....................      115,616
    10,600   Enterprise Inns (27)...............       96,306
    15,940   *Fitness First (13)................      109,777
    22,600   Hit Entertainment PLC (22).........      118,954
    25,760   Innovation Group (9)...............      135,024
    24,500   iSoft Group PLC (9)................       91,855
     5,879   Johnson Matthey (7)................       79,863
    11,570   Logica PLC (9).....................      107,393
    19,450   Misys PLC (9)......................       91,329
    11,975   Nestor Healthcare Group PLC (23)...       95,460
    33,900   Rank Group PLC (13)................      113,278
     5,668   *Shire Pharmaceuticals Group PLC
              (23)..............................       71,137
     9,280   Torex PLC (9)......................       98,297
    14,400   United Business Media (22).........      100,639
                                                  -----------
                                                    2,113,103
                                                  -----------
             SOUTH KOREA (8.8%)
    15,000   Cheil Industries Inc. (10).........      109,288
     3,000   Cheil Jedang Corp. (15)............      113,057
    25,500   *Coreana Cosmetics Co. Ltd. (10)...       88,139
    13,132   Daeduck Electronics (11)...........      127,976
    12,060   Daelim Industrial (5)..............      126,247
     5,923   Dong-A Pharmaceutical (23).........      105,738
    45,000   Hankook Tire Manufacturing Co.
              (3)...............................       84,621
    21,000   Hotel Shilla Co. (18)..............      135,896
     4,700   Hyundai Mobis (3)..................       96,254
     5,800   LG Cable & Machinery (11)..........       63,586
     1,700   Pacific Corp. (10).................      170,841
    17,500   *Panteck Corp. (29)................       99,657
    15,000   Samsung SDI Co. Ltd. (11)..........       83,137
    33,500   Sewon Telecom (29).................       94,876
    14,015   *SOK Co. (28)......................       72,769
     2,015   Yuhan Corp. (23)...................       95,893
                                                  -----------
                                                    1,667,975
                                                  -----------
             AUSTRALIA (8.3%)
    32,000   Amcor Limited (25).................      116,837
    29,485   Billabong International (10).......      126,174
    67,172   Boral Limited (12).................      112,852
    27,000   Coca-cola Amatil (15)..............       82,463
    11,250   Foodland Associates (27)...........       70,374
    39,000   Foster's Brewing Group (15)........       96,789
    30,000   James Hardie Industries (5)........       91,810
    10,300   Lang Corp. (31)....................       58,909
    25,549   Leighton Holdings (5)..............      135,032
   177,000   *M.I.M. Holdings (24)..............      103,039
    56,000   Pacifica Group (33)................       94,082
    45,000   Ramsay Health Care (23)............      105,245
    16,100   *Resmed Inc. (23)..................       85,913

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             AUSTRALIA (CONTINUED)
    18,800   Sonic Healthcare (23)..............  $    76,802
    13,460   Suncorp-Metway Ltd. (14)...........       96,433
     8,250   Toll Holdings Ltd. (28)............      117,290
                                                  -----------
                                                    1,570,044
                                                  -----------
             GERMANY (7.4%)
     4,300   Aixtron (11).......................       97,162
     5,070   Celanese AG (7)....................       95,806
     2,700   GEHE (23)..........................      104,689
     2,820   GFK AG (28)........................       48,638
     5,370   *IM Holdings (13)..................      107,697
     4,310   Jenoptik AG (11)...................       80,676
     3,200   Krones AG Pfd. (20)................      157,163
     4,780   *SGL Carbon AG (7).................       96,504
       670   Shohkoh Fund & Co. (14)............       52,930
     2,670   *Singulus Technologies (20)........       74,967
     2,670   Software AG (9)....................      101,146
     4,700   Stada Arzneimittel AG (23).........      164,432
     3,025   *Wedeco AG Water Technology (32)...       93,024
     5,180   ZAPF Creation (10).................      121,201
                                                  -----------
                                                    1,396,035
                                                  -----------
             HONG KONG (5.4%)
   188,000   Cafe De Coral Holdings (27)........      108,488
   285,600   Denway Motors Ltd. (3).............       88,814
    76,000   Esprit Holdings Ltd. (27)..........       85,764
   285,000   Global Bio-Chem (23)...............       99,592
   800,000   *Guangzhou Investment Co. Ltd.
              (26)..............................       63,605
   638,000   Jiangsu Express Co. (31)...........      139,903
    35,000   MTR Corp. Ltd. (31)................       45,780
   155,000   *Nanjing Panda (11)................       57,642
    49,000   *Smartone Telecommunications
              (29)..............................       58,437
   274,000   TPV Technology (9).................       86,085
    93,000   Varitronix International (11)......       62,016
    37,000   Wing Hang Bank (4).................      118,619
                                                  -----------
                                                    1,014,745
                                                  -----------
             SPAIN (5.2%)
     2,600   Acciona SA (5).....................       95,018
     4,100   ACS Activididades Con Y (5)........      100,134
    11,000   Autopistas Concesionaria (31)......      109,716
    18,330   Corporacion Mapfre (19)............      106,363
     9,470   Ebro Puleva SA (15)................       92,008
     4,820   Fomento de Construcciones Y (5)....       99,889
     6,800   Grupo Dragados (5).................       91,100
     5,600   Grupo Ferrovial SA (5).............       98,284
     4,051   *Sogecable (22)....................       93,882
    11,990   *Zeltia SA (23)....................       93,407
                                                  -----------
                                                      979,801
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             SWITZERLAND (5.1%)
       190   *Berna Biotech (23)................  $    98,294
        90   Distronic Holdings AG (23).........       74,833
       140   Galenica Holdings AG (23)..........      126,620
       345   Givaudan (7).......................      105,258
       561   Kaba Holding AG-B (11).............      138,686
     2,663   Kuehne & Nagel Intl. AG (31).......      134,876
     2,930   *Logitech International SA (9).....      107,324
       160   Lonza AG (7).......................      104,673
     1,050   Tecan Group (23)...................       69,641
                                                  -----------
                                                      960,205
                                                  -----------
             FRANCE (4.0%)
     8,947   *Cerep (23)........................      138,763
    13,000   Elior (28).........................       93,396
    10,940   Havas Advertising (22).............       79,279
    11,004   *JC Decaux (22)....................      123,096
     2,040   *Neopost SA (11)...................       59,497
     2,360   Transiciel SA (9)..................       72,973
     1,910   *UBI Soft Entertainment SA (9).....       63,842
     2,528   Vallourec (Usines) (24)............      119,990
                                                  -----------
                                                      750,836
                                                  -----------
             SINGAPORE & MALAYSIAN (3.9%)
    90,000   Datacraft Asia (29)................      196,200
    50,000   Elec & Eltek Int Co. Ltd. (11).....      145,500
   100,000   Sembcorp Logistics Ltd. (31).......       97,482
   149,000   Singapore Exchange (14)............      100,060
    77,000   Singapore Technologies (1).........       97,996
    15,000   Venture Mfg. (11)..................      108,042
                                                  -----------
                                                      745,280
                                                  -----------
             SWEDEN (3.3%)
    15,600   *Capio AB (23).....................      106,745
    13,270   *Elekta AB CL B (23)...............      107,946
     9,800   Eniro AB (22)......................       70,340
     7,466   Getinge Industrier AB CL B (23)....      122,895
     4,920   *Modern Times Group (13)...........      108,767
    20,000   Swedish Match AB (15)..............      106,228
                                                  -----------
                                                      622,921
                                                  -----------
             ITALY (2.7%)
    18,488   Arnoldo Mondadori (22).............      117,003
     5,600   Benetton Group (30)................       63,493
    33,000   Ferretti SPA (10)..................      107,657
     5,000   Recordati (23).....................       99,741
    25,124   Saipem (12)........................      123,169
                                                  -----------
                                                      511,063
                                                  -----------
             NETHERLANDS (2.6%)
     6,000   *Hagermeyer NV (28)................      112,310
     3,043   IHC Caland (31)....................      142,400
    11,200   Koninklijke (31)...................      127,584
     5,700   *Qiagen (23).......................      107,457
                                                  -----------
                                                      489,751
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             FINLAND (1.7%)
     6,261   Hartwall Oyj (15)..................  $   127,799
     2,290   Huhtamaki Oky (16).................       72,462
    22,820   Sonera Oyj (29)....................      115,740
                                                  -----------
                                                      316,001
                                                  -----------
             NORWAY (1.4%)
     6,300   Orkla Asa (33).....................      106,911
     7,100   *Tandberg Asa (29).................      158,535
                                                  -----------
                                                      265,446
                                                  -----------
             PORTUGAL (1.2%)
    15,360   *Telecel-comunicacoes (29).........      123,220
   133,800   Sonae SGPS (27)....................       96,603
                                                  -----------
                                                      219,823
                                                  -----------
             TURKEY (0.8%)
     5,650   Migros Turk Tas (27)...............       48,707
    15,000   Netas Telekomunik (29).............       52,759
   137,000   Trakya Cam Sanayii (21)............       48,186
                                                  -----------
                                                      149,652
                                                  -----------
             ISRAEL (0.7%)
     3,292   *Taro Pharmaceutical Industries
              Ltd. (23).........................      131,515
                                                  -----------
             THAILAND (0.7%)
    92,600   *Total Access Comm. (29)...........      131,492
                                                  -----------
             BELGIUM (0.6%)
     2,480   Omega Pharma (23)..................      112,406
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             DENMARK (0.5%)
     5,000   Novozymes A/S CL B (23)............  $   100,928
                                                  -----------
             LUXEMBOURG (0.5%)
     5,140   *Thiel Logistik AG (9).............      100,336
                                                  -----------
             IRELAND (0.4%)
     4,530   *Riverdeep Asia (9)................       76,149
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (102.2%) (COST $19,102,839).......  $19,307,839
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (11.8%)
$2,230,000   State Street Bank 0.650% due
              01/02/02 Repurchase price
              $2,230,000 Collateralized by U.S.
              Treasury Note Market Value:
              $2,279,585 Face Value: $2,155,000
              Due: 08/15/03 Interest: 5.250%....  $ 2,230,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (11.8%)
              (COST $2,230,000).................  $ 2,230,000
                                                  -----------
             TOTAL HOLDINGS (114.0%) (COST
              $21,332,839) (a)..................  $21,537,839
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-14.0%)..............   (2,640,890)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $18,896,949
                                                  ===========

---------------

  *  Represents non-income producing securities
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $47,467.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Company)
PLC  Public Limited Company
 SA  Sociedad Anonima (Spanish Corp.)

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $19,102,839).............  $19,307,839
  Investments in repurchase agreements, at
    cost....................................    2,230,000
  Cash......................................       11,716
  Receivable for securities sold............      303,323
  Receivable for fund shares sold...........       12,487
  Dividends & accrued interest receivable...       34,103
  Other.....................................          789
                                              -----------
    Total assets............................   21,900,257
                                              -----------
Liabilities:
  Payable for securities purchased..........    1,901,392
  Payable for fund shares redeemed..........      998,964
  Payable for investment management services
    (note 3)................................       16,727
  Accrued accounting and custody fees.......       63,715
  Accrued printing and proxy expenses.......        5,789
  Other professional fees...................       10,531
  Other accrued expenses....................        6,190
                                              -----------
    Total liabilities.......................    3,003,308
                                              -----------
Net assets at market value..................  $18,896,949
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,010,153
  Paid-in capital in excess of par value....   22,379,222
  Accumulated net realized loss on
    investments.............................   (5,524,124)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................      205,000
    Foreign currency related transactions...       (7,464)
  Distributions in excess of net investment
    income of...............................     (165,838)
                                              -----------
Net assets at market value..................  $18,896,949
                                              ===========
Shares outstanding (note 4).................    2,010,153
Net asset value per share...................  $      9.40
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $    24,290
  Dividends (net of withholding tax of
    $29,673).................................      306,542
                                               -----------
    Total investment income..................      330,832
                                               -----------
Expenses:
  Management fees (note 3)...................      231,072
  Accounting, custody & transfer agent fees
    (note 3).................................      161,189
  Directors' fees (note 3)...................          913
  Professional fees..........................        7,189
  Printing fees..............................        4,400
  Filing fees................................        1,607
  Conversion expense (note 3)................        5,402
  Other......................................          420
                                               -----------
    Total expenses...........................      412,192
                                               -----------
    Net investment loss......................      (81,360)
                                               -----------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized loss from:
    Investments..............................   (5,476,139)
    Foreign currency related transactions....     (173,360)
  Change in unrealized appreciation
    (depreciation) on:
    Investments..............................   (2,336,515)
    Foreign currency related transactions....       (9,406)
                                               -----------
      Net loss on investments................   (7,995,420)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(8,076,780)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
From operations:
  Net investment loss.......................................  $    (81,360)   $   (374,499)
  Realized gain (loss) on investments and foreign currency
    transactions............................................    (5,649,499)      1,255,170
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................    (2,345,921)    (14,241,849)
                                                              ------------    ------------
      Net decrease in assets from operations................    (8,076,780)    (13,361,178)
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Capital gains and foreign currency related transaction
    distributions...........................................             0      (1,750,675)
  Distributions in excess of capital gains..................             0        (146,711)
                                                              ------------    ------------
      Total dividends and distributions.....................             0      (1,897,386)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................    53,086,594      41,525,267
  Received from dividends reinvested........................             0       1,897,386
  Paid for shares redeemed..................................   (56,700,999)    (35,722,582)
                                                              ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (3,614,405)      7,700,071
                                                              ------------    ------------
         Decrease in net assets.............................   (11,691,185)     (7,558,493)
Net Assets:
  Beginning of period.......................................    30,588,134      38,146,627
                                                              ------------    ------------
  End of period (a).........................................  $ 18,896,949    $ 30,588,134
                                                              ============    ============
(a) Includes distributions in excess of net investment
  income of.................................................  $   (165,838)   $          0
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2001       2000       1999       1998      1997
                                                              -------    -------    -------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 13.29    $ 20.25    $ 10.76    $11.73    $11.66
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.04)     (0.18)     (0.20)     0.29      0.29
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................    (3.85)     (5.89)     11.81      0.13      1.03
                                                              -------    -------    -------    ------    ------
    Total income (loss) from investment operations..........    (3.89)     (6.07)     11.61      0.42      1.32
                                                              -------    -------    -------    ------    ------
Less distributions:
  Dividends from net investment income......................     0.00       0.00       0.00     (0.29)    (0.38)
  Distributions from net realized capital gains & foreign
    currency related transactions...........................     0.00      (0.82)     (2.12)    (1.10)    (0.87)
  Distributions in excess of capital gains..................     0.00      (0.07)      0.00      0.00      0.00
                                                              -------    -------    -------    ------    ------
    Total distributions.....................................     0.00      (0.89)     (2.12)    (1.39)    (1.25)
                                                              -------    -------    -------    ------    ------
Net asset value, end of period..............................  $  9.40    $ 13.29    $ 20.25    $10.76    $11.73
                                                              =======    =======    =======    ======    ======
Total return................................................   (29.28)%   (30.27)%   108.51%     3.53%    11.67%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.79%      1.63%      2.06%     1.30%     1.32%
  Ratio of net investment income (loss) to average net
    assets..................................................    (0.35)%    (0.98)%    (1.44)%    2.48%     2.33%
Portfolio turnover rate.....................................      221%       251%       314%       55%       29%
Net assets at end of period (millions)......................  $  18.9    $  30.6    $  38.1    $ 19.8    $ 18.0

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.
 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -31.82%
Three year                                  -19.38%
Five year                                    -8.66%
Since inception (3/31/95)                    -3.02%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Despite aggressive Federal Reserve Bank interest rate cuts, the year was marked by an ever-weakening economy with a malaise in corporate capital expenditures and an aggressive devaluation of stock prices. Additionally, the events of September 11th shook consumer spending, the remaining pillar of strength in the economy. For the year ended December 31, 2001, the Ohio National Aggressive Growth Portfolio declined (31.82)% versus the S&P 500 Index decline of (11.88)% for the same period.

As the economy slowed, corporations' excess capacity of information technology
(IT) equipment became apparent. The spending freeze that began toward the end of 2000 continued as companies re-evaluated their IT needs and conserved capital. As a result, leading communications and corporate networking-equipment maker Cisco Systems suffered from sluggish demand for new products. Fearing a lengthy period of sub-par growth from the company, we substantially cut our weighting in Cisco. Meanwhile, even companies that experienced healthier demand were negatively impacted by the stagnant economy. Storage networking and management software manufacturer Veritas Software, for example, had to decrease its future growth expectations because of limited earnings visibility. Nevertheless, we are maintaining a position in Veritas on the premise that storage-area network deployments will grow as corporations seek to better utilize their existing data storage equipment and focus on implementing disaster recovery plans.

Although not readily apparent in the Portfolio's aggregate return, we did identify investments that outperformed the market, predominantly in businesses that were less impacted by the cooling economy. Demand for health care services grew as the aging baby boom generation boosted its spending on health-related items. Our position in Tenet Health care, the second largest hospital group, benefited from increasing utilization and strong pricing of its specialized medical services, such as cardiology and orthopedics. And even in the rocky technology landscape, NVIDIA Corporation, the leading graphics and multimedia chip supplier, saw strong demand for its products as it increased its penetration of desktop and mobile computers and entered the workstation and Apple markets. NVIDIA also began shipping a key component to the Microsoft Xbox for its fall launch.

Looking ahead, we are closely monitoring the economy as the slowdown runs its course. Accordingly, we remain committed to finding world-class investments with solid future prospects that will benefit from the eventual economic recovery while they continue to navigate their businesses through the current difficult times.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                 AGRESSIVE GROWTH PORTFOLIO
                                                                (COMMENCED OPERATIONS MARCH
                                                                          31,1995)                        S&P 500 INDEX
                                                                ---------------------------               -------------
3/95                                                                    $   10000                          $   10000
                                                                            11027                              10953
'95                                                                       12695.4                              12528
                                                                          12474.5                            13805.9
'96                                                                       12792.6                            15419.8
                                                                          13448.8                            18580.9
'97                                                                       14395.6                            20546.7
                                                                          15547.3                            24185.5
'98                                                                         15524                            26417.9
                                                                            14740                            29688.4
'99                                                                       16417.4                            31977.4
                                                                          15066.3                            31839.9
'00                                                                         11928                            29063.5
                                                                          9079.57                            27116.2
'01                                                                       8132.57                            25611.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Nvidia Corp.                           4.6
 2.  Veritas Software Corporation           3.7
 3.  Citigroup, Inc.                        3.7
 4.  Maxim Integrated Products              3.6
 5.  Goldman Sachs Group, Inc.              3.5
 6.  Walgreen Co.                           3.0
 7.  Pfizer, Inc.                           2.5
 8.  Tiffany & Co.                          2.4
 9.  MGM Grand, Inc.                        2.3
10.  Safeway, Inc.                          2.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Computer & Related                     10.1
 2.  Financial Services                      8.7
 3.  Retail                                  8.2
 4.  Electronics/Semiconductors              7.6
 5.  Broadcast & Cable TV                    6.5

The prices of small company stocks are generally more volatile than the prices of large company stocks.
---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (1.0%)
     2,140   General Dynamics Corp. ............  $   170,430
                                                  -----------
             AUTOMOTIVE & RELATED (1.5%)
     4,740   Harley-Davidson Inc. ..............      257,430
                                                  -----------
             BANKING (5.7%)
     1,070   Bank Of New York...................      287,844
     7,055   Capital One Financial..............       57,727
    12,385   Citigroup Inc. ....................      625,195
                                                  -----------
                                                      970,766
                                                  -----------
             BROADCAST & CABLE TV (6.5%)
     7,385   *Clear Channel Communications......      375,970
     9,465   *Comcast Corp. CL A................      340,740
     5,140   *Cox Communications Inc. CL A......      215,416
     2,920   *USA Networks Inc. ................       79,745
     2,130   *Viacom Inc. Cl B..................       94,040
                                                  -----------
                                                    1,105,911
                                                  -----------
             BUSINESS SERVICES (1.2%)
     5,990   Manpower Inc. .....................      201,923
                                                  -----------
             COMPUTER & RELATED (10.1%)
     9,420   *AOL Time Warner Inc. .............      302,382
    10,755   *Cisco Systems Inc. ...............      194,773
     5,622   *Fiserv Inc. ......................      237,923
    11,840   *Nvidia Corp. .....................      792,095
     5,495   *Verisign Inc. ....................      209,030
                                                  -----------
                                                    1,736,203
                                                  -----------
             COMPUTER SOFTWARE (6.3%)
     4,505   *Microsoft Corp. ..................      298,456
     2,570   *Electronics Arts..................      154,072
    14,130   *Veritas Software Corp. ...........      633,448
                                                  -----------
                                                    1,085,976
                                                  -----------
             CONSUMER PRODUCTS (2.3%)
     3,250   Colgate-Palmolive Co. .............      187,688
     2,155   Mc Kesson HBOC Inc. ...............       80,597
     1,610   Procter & Gamble...................      127,399
                                                  -----------
                                                      395,684
                                                  -----------
             DRUGS/BIOTECHNOLOGY (5.3%)
     1,785   *Forest Laboratories Cl A..........      146,281
     4,045   Genetech Inc. .....................      219,441
     1,445   Lilly ELI & Co. ...................      113,490
    10,795   Pfizer Inc. .......................      430,181
                                                  -----------
                                                      909,393
                                                  -----------
             ELECTRICAL EQUIPMENT (1.3%)
     5,715   General Electric...................      229,057
                                                  -----------
             ELECTRONICS/SEMICONDUCTOR (7.6%)
     8,410   *Applied Materials Inc. ...........      337,241
     5,175   *Integrated Devices Tech...........      137,603
    11,765   *Maxim Integrated Products.........      617,780
     5,470   *Xilinx Inc. ......................      213,604
                                                  -----------
                                                    1,306,228
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ENTERTAINMENT & LEISURE (0.8%)
     6,915   Walt Disney Co. ...................  $   143,279
                                                  -----------
             FINANCIAL SERVICES (8.7%)
     8,740   *Concord EFS Inc. .................      286,496
     3,310   Fannie Mae.........................      263,145
     6,460   Goldman Sachs Group Inc. ..........      599,165
     5,480   MGIC Investment....................      338,225
                                                  -----------
                                                    1,487,031
                                                  -----------
             FOOD & RELATED (4.1%)
     3,095   Coca Cola Co. .....................      145,930
     1,304   Pepsico Inc. ......................       63,492
     9,130   *Safeway Inc. .....................      381,178
     4,520   Sysco Corp. .......................      118,514
                                                  -----------
                                                      709,114
                                                  -----------
             HOTEL & LODGING (3.0%)
    13,765   *MGM Grand Inc. ...................      397,396
     3,875   Starwood Hotels & Resorts..........      115,669
                                                  -----------
                                                      513,065
                                                  -----------
             INSURANCE (2.8%)
         2   *Berkshire Hathaway Inc. ..........      151,200
     2,570   Brown & Brown Inc. ................       70,161
       420   Hilb, Rogal & Hamilton Co. ........       23,541
     2,565   XL Capital Ltd. ...................      234,338
                                                  -----------
                                                      479,240
                                                  -----------
             INTERNET (0.8%)
     2,040   *Ebay Inc. ........................      136,476
                                                  -----------
             MEDICAL & RELATED (5.0%)
     6,675   *Apogent Technologies..............      172,215
     6,510   Medtronic Inc. ....................      333,377
     4,750   *Tenet Healthcare Corp. ...........      278,920
     2,520   *Zimmer Holdings Inc. .............       76,961
                                                  -----------
                                                      861,473
                                                  -----------
             OIL, ENERGY & NATURAL GAS (2.1%)
     3,505   Anadarko Petroleum Corp. ..........      199,259
     2,800   Schlumberger.......................      153,860
                                                  -----------
                                                      353,119
                                                  -----------
             RETAIL (8.2%)
       950   Home Depot.........................       48,460
     5,070   Nike Class B.......................      285,137
    13,125   Tiffany & Co. .....................      413,044
     2,790   Wal-Mart Stores Inc. ..............      160,565
    15,015   Walgreen Co. ......................      505,405
                                                  -----------
                                                    1,412,611
                                                  -----------
             SCHOOLS (0.5%)
     3,035   *Devry Inc. .......................       86,346
                                                  -----------
             SCIENTIFIC TECHNOLOGY (0.5%)
     2,025   *Waters Corp. .....................       78,469
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT (1.3%)
     8,580   *JDS Uniphase Corp. ...............  $    74,474
     5,800   *Sprint PCS Group..................      141,578
                                                  -----------
                                                      216,052
                                                  -----------
             TRANSPORTATION (1.6%)
    14,170   Southwest Airlines Co. ............      261,862
                                                  -----------
             UTILITIES (1.1%)
     4,305   El Paso Corp. .....................      192,046
                                                  -----------
             TOTAL U.S. COMMON STOCKS (89.3%)
              (COST $15,294,560)................  $15,299,184
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (3.6%)
             DIVERSIFIED MANUFACTURING (1.5%)
     4,270   Tyco International.................  $   251,503
                                                  -----------
             INSURANCE (2.1%)
     5,270   ACE Ltd. ..........................      211,591
     1,510   Renaissancere Holdings.............      144,054
                                                  -----------
                                                      355,645
                                                  -----------
             BRITISH (0.2%)
             SEMICONDUCTOR (0.2%)
     6,163   *ARM Holding.......................       32,201
                                                  -----------
             CANADA (1.9%)
             HOTELS & LODGING (1.0%)
     3,595   Four Seasons Hotels Inc. ..........      168,102
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.9%)
     6,264   *Pancanadian Energy................      162,064
                                                  -----------
             EUROPEAN (0.4%)
             BUSINESS SERVICES (0.4%)
     6,338   *Vedior NV.........................       76,021
                                                  -----------
             ISRAEL (0.2%)
             COMPUTER & RELATED (0.2%)
       680   *Check Point Software..............       27,125
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (6.3%)
              (COST $1,022,071).................  $ 1,072,661
                                                  -----------
             TOTAL COMMON STOCKS (95.6%) (COST
              $16,316,631)......................  $16,371,845
                                                  -----------

   FACE                                               MARKET
  AMOUNT                LONG-TERM NOTES               VALUE
-------------------------------------------------------------
             COMMUNICATIONS (0.7%)
$   40,000   American Tower Corp. 9.375%
              02/01/09.............................  $ 32,400
   110,000   SBA Communications Corp. 10.250%
              02/01/09.............................    94,600
                                                     --------
             TOTAL LONG-TERM NOTES (0.7%) (COST
              $144,380)............................  $127,000
                                                     --------

   FACE                                              MARKET
  AMOUNT             CONVERTIBLE DEBENTURES           VALUE
------------------------------------------------------------
             FINANCIAL SERVICES (0.2%)
$   40,000   E*Trade Convertible 6.000% due
              2/01/07..............................  $32,850
                                                     -------
             TOTAL CONVERTIBLE DEBENTURES (0.2%)
              (COST $33,194).......................  $32,850
                                                     -------

   FACE                                               MARKET
  AMOUNT                SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (2.9%)
$  500,000   *Prudential Funding Corp. 0.000% due
              1/2/2002.............................  $499,976
                                                     --------
             TOTAL SHORT-TERM NOTES (2.9%) (COST
              $499,976)............................  $499,976
                                                     --------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (0.3%)
$   54,000   Firstar 1.250% 01/02/02 Repurchase
              price $54,004 Collateralized by
              FHLMC Market Value: $55,080 Face
              Value: $60,052 Due: 05/01/2016
              Interest: 6.000%..................  $    54,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (0.3%)
              (COST $54,000)....................  $    54,000
                                                  -----------
             TOTAL HOLDINGS (99.7%) (COST
              $17,048,181) (a)..................  $17,085,671
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.3%)................       39,207
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $17,124,878
                                                  ===========

---------------

    *  Non-income producing securities.
  (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $243,894.
       See note 1.
  ADR (American depository receipt) represents ownership of foreign securities.
  PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $17,048,181).............  $17,085,671
  Cash......................................          805
  Receivable for securities sold............       60,556
  Receivable for fund shares sold...........       31,341
  Dividends & accrued interest receivable...       12,339
  Other.....................................           74
                                              -----------
    Total assets............................   17,190,786
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       27,417
  Payable for investment management services
    (note 3)................................       11,428
  Other accrued expenses....................       27,063
                                              -----------
    Total liabilities.......................       65,908
                                              -----------
Net assets at market value..................  $17,124,878
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,967,168
  Paid-in capital in excess of par value....   28,676,397
  Accumulated net realized loss on
    investments.............................  (14,552,442)
  Net unrealized appreciation on
    investments.............................       37,490
  Distributions in excess of net investment
    income..................................       (3,735)
                                              -----------
Net assets at market value..................  $17,124,878
                                              ===========
Shares outstanding (note 4).................    2,967,168
Net asset value per share...................  $      5.77
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    154,309
  Dividends (net of withholding tax of
    $1,034).................................        67,937
                                              ------------
    Total investment income.................       222,246
                                              ------------
Expenses:
  Management fees (note 3)..................       147,379
  Custodian fees (note 3)...................         6,000
  Directors' fees (note 3)..................           683
  Professional fees.........................         8,039
  Accounting and transfer agent fees (note
    3)......................................        18,030
  Printing fees.............................         3,954
  Filing fees...............................         1,282
  Conversion expense (note 3)...............         4,686
  Other.....................................           624
                                              ------------
    Total expenses..........................       190,677
                                              ------------
    Net investment income...................        31,569
                                              ------------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments.............................   (10,625,264)
    Foreign currency related transactions...        51,289
  Change in unrealized appreciation
    (depreciation) on investments...........     2,682,953
                                              ------------
      Net loss on investments...............    (7,891,022)
                                              ------------
      Net decrease in net assets from
         operations.........................  $ (7,859,453)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                  2001           2000
                                                              ------------    -----------
From operations:
  Net investment income (loss)..............................  $     31,569    $    (2,039)
  Realized loss on investments and forward currency
    transactions............................................   (10,573,975)    (1,384,338)
  Unrealized appreciation (depreciation) on investments.....     2,682,953     (7,056,228)
                                                              ------------    -----------
      Net decrease in assets from operations................    (7,859,453)    (8,442,605)
                                                              ------------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (31,569)             0
  Dividends paid in excess of net investment income.........       (53,944)             0
  Return of capital.........................................      (112,394)             0
                                                              ------------    -----------
      Total dividends and distributions.....................      (197,907)             0
                                                              ------------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................     4,500,906     11,650,603
  Received from shares reinvested...........................       197,907              0
  Paid for shares redeemed..................................    (3,536,990)    (2,511,663)
                                                              ------------    -----------
      Increase in net assets derived from capital share
       transactions.........................................     1,161,823      9,138,940
                                                              ------------    -----------
         Increase (decrease) in net assets..................    (6,895,537)       696,335
Net Assets:
  Beginning of period.......................................    24,020,415     23,324,080
                                                              ------------    -----------
  End of period (a).........................................  $ 17,124,878    $24,020,415
                                                              ============    ===========
(a) Includes distributions in excess of net investment
  income of.................................................  $     (3,735)   $         0
                                                              ============    ===========

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------
                                                               2001       2000       1999      1998      1997
                                                              -------    -------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $  8.57    $ 11.79    $11.15    $11.09    $10.03
Income (loss) from investment operations:
  Net investment income (loss)..............................     0.01       0.00     (0.03)    (0.01)    (0.05)
  Net realized & unrealized gain (loss) on investments......    (2.74)     (3.22)     0.67      0.88      1.29
                                                              -------    -------    ------    ------    ------
    Total income (loss) from investment operations..........    (2.73)     (3.22)     0.64      0.87      1.24
                                                              -------    -------    ------    ------    ------
  Less distributions:
    Dividends from net investment income....................    (0.01)      0.00      0.00      0.00     (0.14)
    Dividends paid in excess of net investment income.......    (0.02)      0.00      0.00      0.00      0.00
    Distributions from net realized capital gains...........     0.00       0.00      0.00     (0.81)    (0.04)
    Return of capital.......................................    (0.04)      0.00      0.00      0.00      0.00
                                                              -------    -------    ------    ------    ------
      Total distributions...................................    (0.07)      0.00      0.00     (0.81)    (0.18)
                                                              -------    -------    ------    ------    ------
Net asset value, end of period..............................  $  5.77    $  8.57    $11.79    $11.15    $11.09
                                                              =======    =======    ======    ======    ======
Total return................................................   (31.82)%   (27.31)%    5.76%     7.84%    12.53%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.04%      0.98%     0.95%     0.94%     0.97%
  Ratio of net investment income (loss) to average net
    assets..................................................     0.17%     (0.01)%   (0.32)%   (0.09)%   (0.40)%
Portfolio turnover rate.....................................      111%       160%      241%      203%      193%
Net assets at end of period (millions)......................  $  17.1    $  24.0    $ 23.3    $ 26.4    $ 19.9

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 2001

TOTAL RETURN:

One-year                                    -39.50%
Three-year                                    1.01%
Since inception (1/3/97)                      1.68%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Deteriorating economic conditions and the tragic events of September 11th created a challenging environment for stocks in 2001. During the year ended December 31, 2001, the Ohio National Core Growth Portfolio declined (39.50)% versus the Russell 3000 Index decline of (11.46)% for the same period.

In a year marked by tragedy and economic distress, many investors were only too happy to bid farewell to 2001. During the year, the markets were generally hampered by a deceleration in business activity, slumping economic conditions and overall uncertainty. Based on data released throughout the year, investors were expecting to see markets bottom and turn the corner toward more positive trends. Month after month, however, markets floundered between positive and negative news. While downward pressure had previously been limited to the technology sector, investors lost interest in equities of all kinds as earnings disappointments and layoffs weighed on markets.

Just when more consistent signs of recovery were beginning to emerge, the devastating terrorist attacks of September 11th undermined markets and dashed the hopes for a turnaround in 2001. With help from a fourth quarter surge, most major indexes did regain the losses sustained immediately following the attacks, although the sustainability of this rally remained in question as the year drew to a close. While usually working in favor of economic stabilization, low inflation, aggressive monetary easing, tax rebates, and low energy prices, did little to sway the stubborn that dominated equity markets during 2001.

While most of the past year has been spent trying to manage a difficult economic environment, the past few months have featured an effort to capture the turnaround in stock market activity. While our large exposure to the defensive health care sector helped cushion losses during the trying times throughout the year, it worked against us later in the year, as these issues did not perform as favorably as more economically sensitive stocks, such as those in the technology sector. While we spent the better part of the year working to reduce our exposure to stocks with significant earnings risk, we had to work quickly toward the end of the year to reposition the portfolio to benefit from the improving economic climate. This partially explains why the portfolio lagged the Russell Midcap Growth Index which returned (20.16)% for the year ended December 31, 2001. Additionally, while our investment strategy focuses on higher growth rate companies that typically carry higher P/E ratios, these issues under performed lower valuation stocks during the year, an unusual occurrence given the market climate. In response to a more optimistic outlook for market dynamics in the months ahead, we reduced our holdings in the health care sector, while adding names in the technology area.

While a great deal of uncertainty remains regarding the economic outlook, we are encouraged by the resilience of U.S. markets, which have rebounded since the terrorist attacks and held their own despite weakening economic conditions and the war in Afghanistan. Although it is difficult to determine if the recession has run its full course, some encouraging signs have emerged, including decreasing initial jobless claims and rising stock prices. Furthermore, a recent report from the Conference Board showed the Index of Leading Economic Indicators posting better than expected results. This may indicate that the recession is winding down and we could be seeing an uptick in economic activity as early as the first half of next year. Going forward, we believe there must be an increase in business and consumer spending, a revival of new hiring and positive earnings reports to start the economy on a more sustained road to recovery. We look ahead to 2002 with optimism that the worst is behind us and signs of renewed growth will soon return to the marketplace.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                              CORE GROWTH PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)                RUSSELL 3000
                                                              --------------------------------             ------------
1/97                                                                    $   10000                         $    10000
                                                                            10080                              11776
'97                                                                        9691.9                            13169.1
                                                                          11069.1                            15145.8
'98                                                                       10546.7                              16312
                                                                          12823.7                              18165
'99                                                                       21615.6                            21959.7
                                                                          26319.2                            22168.3
'00                                                                       17968.1                            20312.9
                                                                          13174.2                            19069.7
'01                                                                         10870                            17984.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Tyco International, Ltd.               2.9
 2.  Dell Computer Corp.                    2.4
 3.  Intel Corp.                            2.4
 4.  Apollo Group, Inc.                     2.3
 5.  Concord EFS, Inc.                      2.2
 6.  Pfizer, Inc.                           2.0
 7.  Fed Home Loan Mtg. Corp.               2.0
 8.  Varian Medical Systems, Inc.           2.0
 9.  Omnicom Group                          2.0
10.  Gemstar-TV Guide Int'l Inc.            1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Electronics/Semiconductors             15.4
 2.  Computer Software                      12.3
 3.  Drugs/Biotechnology                    11.6
 4.  Medical & Related                      11.0
 5.  Computer & Related                      8.8

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ADVERTISING (2.0%)
     4,300   Omnicom Group......................  $   384,205
                                                  -----------
             BUSINESS SERVICES (3.8%)
     2,000   *Choice Point Inc. ................      101,380
    12,600   *Concord EFS Inc. .................      413,028
     5,800   *Corporate Executive Board Co. ....      212,860
                                                  -----------
                                                      727,268
                                                  -----------
             COMPUTER & RELATED (8.8%)
     5,600   *Bisys Group Inc. .................      358,344
     8,800   *Brocade Communications............      291,456
     6,100   *Citrix Systems Inc. ..............      138,226
    16,500   *Dell Computer.....................      448,470
     5,500   *Emulex Corp. .....................      217,305
     3,600   *Intrado Inc. .....................       96,480
     6,400   *Riverstone Networks Inc. .........      106,240
                                                  -----------
                                                    1,656,521
                                                  -----------
             COMPUTER SOFTWARE (12.3%)
     9,800   *Agile Software Corp. .............      168,756
     4,600   *Electronic Arts...................      275,770
     4,200   *JDA Software Group Inc. ..........       93,870
     2,900   *Microsoft Corp. ..................      192,125
     4,700   *Netiq Corp. ......................      165,722
     5,300   *Numerical Technologies............      186,560
     8,200   *Quest Software Inc. ..............      181,302
     8,800   *Retek Inc. .......................      262,856
     8,400   *Siebel Systems Inc. ..............      235,032
    10,000   *Tibco Software....................      149,300
     9,500   *Vastera Inc. .....................      157,795
     6,841   *Verisign Inc. ....................      260,232
                                                  -----------
                                                    2,329,320
                                                  -----------
             DRUGS/BIOTECHNOLOGY (11.6%)
     3,300   *Amgen.............................      186,252
     5,700   *Celgene Corp. ....................      181,944
     1,100   *Cephalon Inc. ....................       83,144
     2,200   *Enzon Inc. .......................      123,816
     2,400   *Forest Laboratories...............      196,680
     3,200   Johnson & Johnson Co. .............      189,120
     3,600   *IDEC Pharmaceuticals..............      248,148
     3,900   *Integra Lifesciences Holding......      102,726
     3,800   *Invitrogen Corp. .................      235,334
     2,333   *King Pharmaceuticals Inc. ........       98,289
     9,500   Pfizer Inc. .......................      378,575
     4,500   *Techne Corp. .....................      165,825
                                                  -----------
                                                    2,189,853
                                                  -----------
             EDUCATION (2.3%)
     9,500   *Apollo Group Inc. ................      427,595
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (15.4%)
     3,700   *Broadcom Corp. ...................      151,219
     3,700   *L-3 Communications Holdings.......      333,000
    14,200   Intel Corp. .......................      446,590
     4,500   *Intersil Corporation..............      145,125
     7,400   *Kulicke & Soffa Industries........      126,910

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ELECTRONICS/SEMICONDUCTORS (CONTINUED)
     4,400   *Lam Research Corp. ...............  $   102,168
     7,200   *Microchip Technology..............      278,928
     1,900   *Novellus Systems Inc. ............       74,955
     4,400   *Nvidia Corp. .....................      294,360
     5,700   *Qlogic Corporation................      253,707
     5,400   *RF Micro Devices Inc. ............      103,842
     4,600   *Semtech Corp. ....................      164,174
     7,200   *Silicon Labs......................      242,712
     6,700   Texas Instruments..................      187,600
                                                  -----------
                                                    2,905,290
                                                  -----------
             FINANCIAL SERVICES (2.0%)
     5,800   Federal Home Loan Mtg. Corp. ......      379,320
                                                  -----------
             INSTRUMENTS/CONTROL (2.9%)
     9,500   *Bruker Daltonics Inc. ............      155,325
     4,200   *Mettler-Toledo Intl...............      217,770
     5,200   Perkin Elmer Inc. .................      182,104
                                                  -----------
                                                      555,199
                                                  -----------
             INSURANCE (2.1%)
     2,400   American International Group.......      190,560
     1,800   *Wellpoint Health Networks.........      210,330
                                                  -----------
                                                      400,890
                                                  -----------
             INTERNET & RELATED (0.4%)
     6,100   *Earthlink Inc. ...................       74,237
                                                  -----------
             MEDIA (2.7%)
    13,200   *Gemstar-TV Guide Intl. Inc. ......      365,640
     4,100   *Macrovision Corp. ................      144,402
                                                  -----------
                                                      510,042
                                                  -----------
             MEDICAL & RELATED (11.0%)
     5,300   *Accredo Health Inc. ..............      210,410
     4,700   *Advance PCS.......................      137,945
     7,500   Biomet Inc. .......................      231,750
     5,400   *Community Health Systems..........      137,700
    13,000   *Cytyc Corp. ......................      339,300
     3,700   *Express Scripts Inc. .............      173,012
     3,500   *Laboratory Corp. of America.......      282,975
     2,700   *United Health Group Inc. .........      191,079
     5,200   *Varian Medical Systems Inc. ......      370,552
                                                  -----------
                                                    2,074,723
                                                  -----------
             OIL, ENERGY & NATURAL GAS (1.3%)
     9,500   *Hanover Compressor Co. ...........      239,970
                                                  -----------
             RESTAURANTS (0.8%)
     4,200   *Cheesecake Factory................      146,034
                                                  -----------
             RETAIL (5.4%)
     9,700   *Bed Bath and Beyond Inc. .........      328,830
     4,600   *Copart Inc. ......................      167,302
     5,000   Home Depot.........................      255,050
     4,700   *Too Inc. .........................      129,250
     3,200   *Whole Foods Market Inc. ..........      139,392
                                                  -----------
                                                    1,019,824
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             SCHOOLS (1.9%)
     5,800   *Career Education Corp. ...........  $   198,824
     3,900   *Corinthian Colleges Inc. .........      159,471
                                                  -----------
                                                      358,295
                                                  -----------
             SCIENTIFIC TECHNOLOGY (1.0%)
     5,100   *Waters Corp. .....................      197,625
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (3.9%)
     9,700   *Polycom Inc. .....................      330,479
     3,100   *Powerwave Technologies............       53,568
     6,200   *Triton PCS Holdings...............      181,970
     5,800   *Utstarcom Inc. ...................      165,300
                                                  -----------
                                                      731,317
                                                  -----------
             TOTAL U.S. COMMON STOCKS (91.6%)
              (COST $15,966,809)................  $17,307,528
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (2.9%)
             DIVERSIFIED MANUFACTURING (2.9%)
     9,200   Tyco International Ltd. ...........  $   541,880
                                                  -----------
             FINLAND (1.2%)
             TELECOMMUNICATIONS & CELLULAR (1.2%)
     9,400   Nokia Corp. ADR A..................      230,582
                                                  -----------
             ISRAEL (0.2%)
             COMPUTER & RELATED (0.2%)
     1,100   *Check Point Software Tech.........       43,878
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             TOTAL FOREIGN COMMON STOCKS (4.3.%)
              (COST $700,800)...................  $   816,340
                                                  -----------
             TOTAL COMMON STOCKS (95.9%) (COST
              $16,667,609)......................  $18,123,868
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (12.0%)
$2,268,000   Firstar Bank 1.250% 01/02/02
              Repurchase price $2,268,155
              Collateralized by FHLMC Market
              Value: $2,313,366 Face Value:
              $2,522,193 Due: 05/01/2016
              Interest: 6.000%..................  $ 2,268,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (12.0%)
              (COST $2,268,000).................  $ 2,268,000
                                                  -----------
             TOTAL HOLDINGS (107.9%) (COST
              $18,935,609) (a)..................  $20,391,868
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-7.9%)...............   (1,499,595)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $18,892,273
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $120,235.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $16,667,609).............  $18,123,868
  Investments in repurchase agreements at
    cost....................................    2,268,000
  Cash......................................           42
  Receivable for securities sold............      352,796
  Receivable for fund shares sold...........        6,322
  Dividends & accrued interest receivable...        1,054
  Other.....................................           38
                                              -----------
    Total assets............................   20,752,120
                                              -----------
Liabilities:
  Payable for securities purchased..........    1,733,719
  Payable for fund shares redeemed..........       87,266
  Payable for investment management services
    (note 3)................................       15,326
  Other accrued expenses....................       23,536
                                              -----------
    Total liabilities.......................    1,859,847
                                              -----------
Net assets at market value..................  $18,892,273
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,651,687
  Paid-in capital in excess of par value....   35,104,449
  Accumulated net realized loss on
    investments.............................  (20,320,122)
  Net unrealized appreciation on
    investments.............................    1,456,259
                                              -----------
Net assets at market value..................  $18,892,273
                                              ===========
Shares outstanding (note 4).................    2,651,687
Net asset value per share...................  $      7.12
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $     46,857
  Dividends.................................        21,270
                                              ------------
    Total investment income.................        68,127
                                              ------------
Expenses:
  Management fees (note 3)..................       214,860
  Custodian fees (note 3)...................         6,324
  Directors' fees (note 3)..................         1,000
  Professional fees.........................         8,155
  Accounting and transfer agent fees (note
    3)......................................        21,131
  Printing fees.............................         6,501
  Filing fees...............................         1,710
  Conversion expense (note 3)...............         7,119
  Other.....................................           493
                                              ------------
    Total expenses..........................       267,293
                                              ------------
    Net investment loss.....................      (199,166)
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (20,211,101)
  Change in unrealized appreciation
    (depreciation) on investments...........     6,585,075
                                              ------------
      Net loss on investments...............   (13,626,026)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(13,825,192)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
From operations:
  Net investment loss.......................................  $   (199,166)   $   (313,531)
  Realized gain (loss) on investments.......................   (20,211,101)      5,817,117
  Unrealized appreciation (depreciation) on investments.....     6,585,075     (15,239,184)
                                                              ------------    ------------
      Net decrease in assets from operations................   (13,825,192)     (9,735,598)
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Capital gains distributions...............................      (110,159)     (6,194,903)
  Return of capital.........................................       (83,837)              0
                                                              ------------    ------------
      Total dividends and distributions.....................      (193,996)     (6,194,903)
From capital share transactions (note 4):
  Received from shares sold.................................     6,026,624      20,474,980
  Received from dividends reinvested........................       193,996       6,194,903
  Paid for shares redeemed..................................    (9,716,337)     (5,794,676)
                                                              ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (3,495,717)     20,875,207
                                                              ------------    ------------
         Increase (decrease) in net assets..................   (17,514,905)      4,944,706
Net Assets:
  Beginning of period.......................................    36,407,178      31,462,472
                                                              ------------    ------------
  End of period.............................................  $ 18,892,273    $ 36,407,178
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2001       2000       1999       1998     1997*
                                                              -------    -------    -------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 11.90    $ 16.98    $ 10.54    $ 9.68    $10.00
Income (loss) from investment operations:
  Net investment loss.......................................    (0.08)     (0.14)     (0.10)    (0.06)    (0.02)
  Net realized & unrealized gain (loss) on investments......    (4.63)     (2.51)     11.05      0.92     (0.30)
                                                              -------    -------    -------    ------    ------
    Total income (loss) from investment operations..........    (4.71)     (2.65)     10.95      0.86     (0.32)
                                                              -------    -------    -------    ------    ------
Less distributions:
  Distributions from net realized capital gains.............    (0.04)     (2.43)     (4.51)     0.00      0.00
  Return of Capital.........................................    (0.03)      0.00       0.00      0.00      0.00
                                                              -------    -------    -------    ------    ------
Net asset value, end of period..............................  $  7.12    $ 11.90    $ 16.98    $10.54    $ 9.68
                                                              =======    =======    =======    ======    ======
Total return................................................   (39.50)%   (16.87)%   104.95%     8.82%    (3.08)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.18%      1.09%      1.06%     1.13%     1.11%(a)
  Ratio of net investment loss to average net assets........    (0.88)%    (0.75)%    (0.75)%   (0.62)%   (0.18)%(a)
Portfolio turnover rate.....................................      208%       146%       264%      134%       65%
Net assets at end of period (millions)......................  $  18.9    $  36.4    $  31.5    $ 11.8    $  9.5

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
  *  Commenced operations on January 3, 1997.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF DECEMBER 31, 2001

TOTAL RETURN:

One-year                                    -12.84%
Three-year                                    9.00%
Since inception (1/3/97)                     13.64%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2001, the Ohio National Growth & Income Portfolio declined (12.84)% versus the Russell Midcap Growth Index decline of (20.16)% for the same period.

In managing the Portfolio, we seek broad diversification across both positions and sectors and emphasize stocks that trade at reasonable valuations. This strategy has led to a successful long-term record of second-quartile performance in most mid-cap growth peer groups. Our investment process can also lead to short periods of under performance, however, particularly when the volatile Russell Midcap Growth Index spikes upward, as it did last quarter. We think it is valuable to remind investors that we are looking to achieve consistent long-term investment results.

At the portfolio level, we entered the fourth quarter with approximately 20% of the Portfolio invested in technology, against a 26% technology weighting in the benchmark. Within technology we were broadly diversified, but with a tilt toward software companies. We sensed that software's earnings streams would be more durable than many hardware technology companies, particularly throughout a recessionary environment. From a valuation perspective, we saw a number of high-quality software companies that were trading at one to two times revenues, historic lows for these businesses. Finally, we saw a persistent inventory overhang in hardware that did not exist on the software side of the market. In general, this thesis proved correct; we achieved strong performance from such companies as Check Point Software Technologies Ltd., Siebel Systems, Inc., and NetIQ Corporation.

We recognized positive returns from our health care positions. Although we had owned a number of health care services stock in the first half of the year, we tended to trim many of them as they ran up in price and valuation. Toward the end of the year, we increased our biotechnology exposure. We see large-cap pharmaceutical companies with big holes in their product and drug pipelines, looking to the biotech community for a flow of ideas and products and almost an outsourced research and development department. Bristol-Myers Squibb Corporation's intention to purchase a stake in ImClone Systems Incorporated announced in September 2001 is a likely first of more strategic partnerships/acquisition deals to come. Furthermore, we see more budget money flowing to the Food and Drug Administration (FDA), and the Bush administration has announced a new head of the FDA, which should help accelerate new biotech product approval. Finally, many of these stocks were trading at historically attractive valuations in the second half of this year. We achieved strong performance from a number of positions, including Millenium Pharmaceuticals, Inc., Protein Design Labs, Inc., Abgenix, Inc., and MedImmune, Inc.

We achieved generally positive results from consumer-related names in the fourth quarter. Unfortunately, we did not own enough of them, at least compared with the benchmark. This underweighting hurt our relative performance. Long-held positions such as Office Depot, Inc. continued to produce solid returns, as did Hotel Reservations Network, Inc., despite the correction in that stock around the September 11th events. We also recognized strong performance from Cendant Corporation, which owns a collection of travel-related businesses, including Avis and various hotel franchises. Cendant enjoyed strong positive cash flows and was trading at around 13 times next year's earnings when we began purchasing it. We see it as a great way to play an early-cycle economic recovery.

Looking forward, we continue to invest the Portfolio with an eye toward recovery from the recession. Although it is difficult to pinpoint, we believe we will see recovery in 2002 and we know from experience that stocks move well in advance of actual recovery. We continue to run the Portfolio in a diversified manner, mindful of benchmark sector weightings but not hostage to them. As small- and mid-cap stocks continue to outperform large-cap stocks, we are optimistic that we can continue to build positively in 2002 on our long-term record.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                               Growth & Income Portfolio (Commenced operations January 3, 1997)
1/97                                                                                                                $    10000
                                                                                                                         11334
'97                                                                                                                    13657.5
                                                                                                                       14452.3
'98                                                                                                                    14625.8
                                                                                                                       17752.8
'99                                                                                                                    23730.1
                                                                                                                       23891.5
'00                                                                                                                    21762.7
                                                                                                                       21401.5
'01                                                                                                                    18940.3

                                                                   Russell MidCap Growth
1/97                                                                          $    10000
                                                                                   11054
'97                                                                              12253.4
                                                                                 13707.8
'98                                                                              14442.6
                                                                                   16492
'99                                                                              21851.9
                                                                                 24504.7
'00                                                                              19285.2
                                                                                 16783.9
'01                                                                              15397.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell MidCap Growth Index represents mid-capitalization stocks that have an above average growth rate.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Viewpoint Corp.                        2.3
 2.  Alliant Techsystems, Inc.              2.2
 3.  Clayton Homes, Inc.                    2.0
 4.  Charter Communications                 1.6
 5.  Int'l Flavors & Fragrance              1.6
 6.  Medimmune, Inc.                        1.5
 7.  Perkinelmer, Inc.                      1.5
 8.  Intuit, Inc.                           1.5
 9.  Office Depot                           1.4
10.  Foot Locker, Inc.                      1.4

 TOP 5 EQUITY INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Computer Software                       9.1
 2.  Oil, Energy and Natural Gas             7.5
 3.  Drugs/Biotechnology                     5.4
 4.  Computer & Related                      5.2
 5.  Telecommunications & Cellular           4.6

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (3.1%)
    29,400   *Alliant Techsystems Inc..........  $  2,269,680
    18,000   Lockheed Martin Corp..............       840,060
                                                 ------------
                                                    3,109,740
                                                 ------------
             BANKING (2.0%)
    27,500   BB&T Corp.........................       993,025
    40,000   Pacific Century Financial Corp....     1,035,600
                                                 ------------
                                                    2,028,625
                                                 ------------
             BROADCAST TV & RADIO (2.5%)
   101,100   *Charter Communications Inc. CL
              A................................     1,661,073
    35,000   *Hispanic Broadcasting Corp.......       892,500
                                                 ------------
                                                    2,553,573
                                                 ------------
             BUILDING & CONSTRUCTION (1.8%)
    18,500   Centex Corp.......................     1,056,165
    17,300   Lennar Corp.......................       809,986
                                                 ------------
                                                    1,866,151
                                                 ------------
             BUSINESS SERVICES (1.3%)
    70,000   *Cendant Corp.....................     1,372,700
                                                 ------------
             CHEMICALS (2.4%)
    16,500   Ashland Inc.......................       760,320
    55,000   Int'l Flavors & Fragrance.........     1,634,050
                                                 ------------
                                                    2,394,370
                                                 ------------
             COMPUTER & RELATED (5.2%)
   186,400   *Auspex Systems Inc...............       335,520
    40,000   Hewlett Packard Co................       821,600
   115,000   *I2 Technologies Inc..............       908,500
    16,500   *Lexmark Intl Group Inc...........       973,500
    29,200   *Sabre Group Holdings                  1,236,620
    65,000   Symbol Technologies Inc...........     1,032,200
                                                 ------------
                                                    5,307,940
                                                 ------------
             COMPUTER SOFTWARE (9.1%)
    27,500   Adobe Systems Inc.................       853,875
   335,000   *Ascential Software Corp..........     1,356,750
    17,500   *Electronic Arts..................     1,049,125
    35,000   *Intuit Inc.......................     1,497,300
    27,500   *NetIQ Corp.......................       969,650
    47,000   *Network Associates Inc...........     1,214,950
   345,000   *Viewpoint Corp...................     2,349,450
                                                 ------------
                                                    9,291,100
                                                 ------------
             CONSUMER PRODUCTS (0.9%)
    23,400   Alberto-Culver Co. CL A...........       914,706
                                                 ------------
             DRUGS/BIOTECHNOLOGY (5.4%)
    32,500   *Abgenix Inc......................     1,093,300
    20,000   Imclone Systems...................       929,200
    16,000   *Invitrogen Corp..................       990,880
    50,000   *Ivax Corp........................     1,007,000
    33,000   *Medimmune Inc....................     1,529,550
                                                 ------------
                                                    5,549,930
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (3.8%)
    70,000   *Advanced Micro Devices...........     1,110,200

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             ELECTRONICS/SEMICONDUCTORS (CONTINUED)
    42,500   Perkinelmer Inc...................  $  1,488,350
    32,500   *Waters Corp......................     1,259,375
                                                 ------------
                                                    3,857,925
                                                 ------------
             FINANCIAL SERVICES (4.3%)
   115,000   *E*Trade Group Inc................     1,178,750
    18,500   H & R Block.......................       826,950
    26,250   *Investment Technology Group......     1,025,588
    30,000   Union Planters Corp...............     1,353,900
                                                 ------------
                                                    4,385,188
                                                 ------------
             FOOD & RELATED (3.2%)
    40,400   *Aramark Worldwide Corp...........     1,086,760
    80,000   Archer Daniels-Midland Co.........     1,148,000
    20,000   Coors (Adolph)....................     1,068,000
                                                 ------------
                                                    3,302,760
                                                 ------------
             FORESTRY & PAPER PRODUCTS (1.0%)
    20,000   Willamette Industries.............     1,042,400
                                                 ------------
             HOUSING & RELATED (2.0%)
   120,000   Clayton Homes Inc.................     2,052,000
                                                 ------------
             INSURANCE SERVICES (2.3%)
    50,000   Fidelity National Financial
              Inc..............................     1,240,000
    20,000   Loews Corp........................     1,107,600
                                                 ------------
                                                    2,347,600
                                                 ------------
             MACHINERY (1.7%)
    12,000   Illinois Tool Works...............       812,640
    20,000   The Stanley Works.................       931,400
                                                 ------------
                                                    1,744,040
                                                 ------------
             MEDICAL & RELATED (2.7%)
    40,000   *Applera Corp.-Celera Genomics....     1,067,600
    48,400   *Endocardial Solutions Inc........       256,520
    23,500   *Genzyme..........................     1,406,710
                                                 ------------
                                                    2,730,830
                                                 ------------
             METALS & MINING (1.2%)
    45,000   Engelhard Corp....................     1,245,600
                                                 ------------
             OFFICE EQUIPMENT (1.8%)
    26,000   Diebold...........................     1,051,440
    75,000   Xerox Corp........................       781,500
                                                 ------------
                                                    1,832,940
                                                 ------------
             OIL, ENERGY & NATURAL GAS (7.5%)
    22,000   Apache Corp.......................     1,097,360
    30,000   *BJ Services......................       973,500
    30,000   Devon Energy Corp.................     1,159,500
    46,000   Dynegy Inc........................     1,173,000
    44,000   GlobalSantaFe.....................     1,254,880
    35,000   *Noble Drilling Corp..............     1,191,400
    40,000   Ocean Energy Inc..................       768,000
                                                 ------------
                                                    7,617,640
                                                 ------------
             REAL ESTATE (1.3%)
    45,000   Equity Office Properties..........     1,353,600
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (9.2%)
    45,000   *Abercrombie & Fitch..............  $  1,193,850
    26,000   *Federated Dept. Stores...........     1,063,400
    90,700   *Foot Locker Inc..................     1,419,455
    80,000   *Office Depot.....................     1,483,200
    29,000   *O'Reilly Automotive Inc..........     1,057,630
    35,000   Radioshack Corp...................     1,053,500
    25,000   TJX Cos. Inc......................       996,500
    42,500   *TOO Inc..........................     1,168,750
                                                 ------------
                                                    9,436,285
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (4.6%)
   195,000   *ADC Telecommunications Inc.......       897,000
    50,000   Motorola Inc.                            751,000
 1,425,000   *Primus Telecom. Group Inc........       926,250
    37,500   *Utstarcom Inc....................     1,068,750
    80,000   Worldcom Inc. MCI Group...........     1,016,000
                                                 ------------
                                                    4,659,000
                                                 ------------
             TRANSPORTATION & EQUIPMENT (2.4%)
    52,500   *Continental Airlines CL B........     1,376,025
    58,700   Norfolk Southern Co...............     1,075,971
                                                 ------------
                                                    2,451,996
                                                 ------------
             UTILITIES (1.1%)
    65,000   *Calpine Corp.....................     1,091,350
                                                 ------------
             TOTAL U.S. COMMON STOCKS (83.8%)
              (COST $80,187,724)...............  $ 85,539,989
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             ISRAEL (0.8%)
             COMPUTER SOFTWARE (0.8%)
    20,000   *Check Point Software
              Technologies.....................  $    797,800
                                                 ------------
             KOREA (0.7%)
             TELECOMMUNICATIONS (0.7%)
    35,200   SK Telecom Co. ...................       761,024
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (1.5%)
              (COST $1,420,613)................  $  1,558,824
                                                 ------------
             TOTAL COMMON STOCKS (85.3%) (COST
              $81,608,337).....................  $ 87,098,813
                                                 ------------

                                                    MARKET
  SHARES              PREFERRED STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (0.5%)
     4,000   *Northrup Grumman Corp. Conv. ....  $    445,600
                                                 ------------
             TELECOMMUNICATIONS (0.8%)
    32,700   Sprint Corp. Conv.................       830,907
                                                 ------------
             TOTAL PREFERRED STOCKS (1.3%)
              (COST $1,217,500)................  $  1,276,507
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             COMMUNICATIONS & MEDIA (1.2%)
$1,000,000   Allegiance Telecom Inc. 12.875%
              05/15/08.........................  $    745,000
 1,000,000   Level 3 Communications 9.125%
              05/01/08.........................       475,000
                                                 ------------
             TOTAL LONG-TERM BONDS & NOTES
              (1.2%) (COST $1,284,147).........  $  1,220,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             COMMUNICATIONS & MEDIA (1.1%)
$1,250,000   Echostar Communications (144A)
              5.750% 05/15/08..................  $  1,126,563
                                                 ------------
             COMPUTER & RELATED (0.9%)
 1,000,000   Check Point Systems Inc. 5.250%
              11/01/05.........................       936,250
                                                 ------------
             DRUGS/BIOTECHNOLOGY (0.5%)
   500,000   Cephalon, Inc. (144A) 2.500%
              12/15/06.........................       545,624
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (0.9%)
 1,000,000   LAM Research Corp. (144A) 4.000%
              06/01/06.........................       898,750
                                                 ------------
             TELECOMMUNICATIONS (0.7%)
   750,000   Nextel Communications, Inc. 4.750%
              07/01/07.........................       573,750
   500,000   Primus Telecom. Group 12.750%
              10/15/09.........................        87,500
                                                 ------------
                                                      661,250
                                                 ------------
             TOTAL CONVERTIBLE DEBENTURES
              (4.1%) (COST $4,010,803).........  $  4,168,437
                                                 ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
--------------------------------------------------------------
              FINANCIAL (10.4%)
$10,594,000   Firstar Bank 1.250% 01/02/02
               Repurchase price $10,594,726
               Collateralized by FHLMC Market
               Value: $10,805,909 Face Value:
               $11,781,356 Due: 05/01/2016
               Interest: 6.000%.................  $ 10,594,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS
               (10.4%) (COST $10,594,000).......  $ 10,594,000
                                                  ------------
              TOTAL HOLDINGS (102.3%) (COST
               $98,714,787) (a).................  $104,357,757
                                                  ------------
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-2.3%)..............    (2,303,713)
                                                  ------------
              TOTAL NET ASSETS (100.0%).........  $102,054,044
                                                  ============

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $1,681,610. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $2,570,938 or 2.5% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $98,714,787)............  $104,357,757
  Cash.....................................           208
  Receivable for securities sold...........     1,019,471
  Receivable for fund shares sold..........        52,881
  Dividends & accrued interest
    receivable.............................       171,994
  Other....................................           150
                                             ------------
    Total assets...........................   105,602,461
                                             ------------
Liabilities:
  Payable for securities purchased.........     3,084,312
  Payable for fund shares redeemed.........       371,647
  Payable for investment management
    services (note 3)......................        72,713
  Other accrued expenses...................        19,745
                                             ------------
    Total liabilities......................     3,548,417
                                             ------------
Net assets at market value.................  $102,054,044
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,964,511
  Paid-in capital in excess of par value...   110,618,809
  Accumulated net realized loss on
    investments............................   (22,406,074)
  Net unrealized appreciation on
    investments............................     5,642,970
  Undistributed net investment income......       233,828
                                             ------------
Net assets at market value.................  $102,054,044
                                             ============
Shares outstanding (note 4)................     7,964,511
Net asset value per share..................  $      12.81
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $  1,520,494
  Dividends (net of withholding tax of
    $1,623).................................       847,768
                                              ------------
    Total investment income.................     2,368,262
                                              ------------
Expenses:
  Management fees (note 3)..................       912,586
  Custodian fees (note 3)...................        21,801
  Directors' fees (note 3)..................         2,850
  Professional fees.........................         9,702
  Accounting and transfer agent fees (note
    3)......................................        77,704
  Printing fees.............................        19,500
  Filing fees...............................         2,602
  Conversion expense (note 3)...............        22,578
  Other.....................................         1,370
                                              ------------
    Total expenses..........................     1,070,693
                                              ------------
    Net investment income...................     1,297,569
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from:
      Investments...........................   (18,799,419)
      Option contracts......................       (30,377)
  Change in unrealized appreciation
    (depreciation) on investments...........     2,001,312
                                              ------------
      Net loss on investments...............   (16,828,484)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(15,530,915)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
From operations:
  Net investment income.....................................  $  1,297,569    $      3,330
  Realized gain (loss) on investments.......................   (18,829,796)     10,727,468
  Unrealized appreciation (depreciation) on investments.....     2,001,312     (21,968,608)
                                                              ------------    ------------
      Net decrease in assets from operations................   (15,530,915)    (11,237,810)
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (1,190,022)         (3,330)
  Capital gains distributions...............................             0     (12,409,258)
  Distributions in excess of capital gains..................             0      (3,587,707)
  Return of capital.........................................      (273,778)       (176,239)
                                                              ------------    ------------
      Total dividends and distributions.....................    (1,463,800)    (16,176,534)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................    11,692,438      25,223,903
  Received from dividends reinvested........................     1,463,800      16,176,534
  Paid for shares redeemed..................................   (11,518,676)     (9,623,321)
                                                              ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................     1,637,562      31,777,116
                                                              ------------    ------------
         Increase (decrease) in net assets..................   (15,357,153)      4,362,772
Net Assets:
  Beginning of period.......................................   117,411,197     113,048,425
                                                              ------------    ------------
  End of period (a).........................................  $102,054,044    $117,411,197
                                                              ============    ============
(a) Includes undistributed net investment income of.........  $    233,828    $          0
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                         YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                               2001       2000      1999      1998     1997*
                                                              -------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 14.92    $18.78    $13.63    $12.85    $10.00
Income (loss) from investment operations:
  Net investment income.....................................     0.18(c)   0.00      0.02      0.14      0.11
  Net realized & unrealized gain (loss) on investments......    (2.11)(c)  (1.49)    8.33      0.77      3.52
                                                              -------    ------    ------    ------    ------
    Total income (loss) from investment operations..........    (1.93)    (1.49)     8.35      0.91      3.63
                                                              -------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................    (0.17)     0.00     (0.02)    (0.13)    (0.11)
  Distributions from net realized capital gains.............    (0.01)    (1.81)    (3.17)     0.00     (0.67)
  Distributions in excess of capital gains..................     0.00     (0.53)     0.00      0.00      0.00
  Return of capital.........................................     0.00     (0.03)    (0.01)     0.00      0.00
                                                              -------    ------    ------    ------    ------
    Total distributions.....................................    (0.18)    (2.37)    (3.20)    (0.13)    (0.78)
                                                              -------    ------    ------    ------    ------
Net asset value, end of period..............................  $ 12.81    $14.92    $18.78    $13.63    $12.85
                                                              =======    ======    ======    ======    ======
Total return................................................   (12.84)%   (8.29)%   62.25%     7.09%    36.58%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.00%     0.98%     0.95%     0.97%     0.95%(a)
  Ratio of net investment income to average net assets......     1.21%(c)   0.00%    0.15%     1.09%     1.04%(a)
Portfolio turnover rate.....................................      407%      537%      417%      286%      185%
Net assets at end of period (millions)......................  $ 102.1    $117.4    $113.0    $ 51.4    $ 18.7

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
(c)  Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the
     Financial Statements, these amounts would have been:
     Net investment income.......................................  $  0.13
     Net realized and unrealized gain (loss).....................  $ (2.06)
     Net investment income ratio.................................     0.80%
  *  Commenced operations on January 3, 1997.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE
The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                   -13.34%
Three year                                  -0.55%
Since inception (1/3/97)                    11.01%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2001, the Ohio National S&P 500 Index Portfolio declined (13.34)% versus the S&P 500 Index decline of (11.88)% for the same period. The Portfolio's correlation with the S&P 500 Index was 99.25%. The correlation between the Portfolio and the index is due to the use of S&P 500 Index futures and investment guidelines that limit the Portfolio's discretion relative to the S&P 500 Index. The guideline limits any overweight or underweight in both individual stock and industry sector to 2%. We continue to monitor the Portfolio's relative performance and correlation to ensure the current guidelines are consistent with the objective of approximating the return of the S&P 500 Index while minimizing expenses.

 CHANGE IN VALUE OF $10,000 INVESTMENT


                                  [LINE GRAPH]
                                                                  S&P 500 FUND (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                                ---------------------------               -------------
'1/97                                                                   $   10000                         $    10000
                                                                            12058                              12060
'97                                                                       13174.6                              13336
                                                                          15524.9                            15697.7
'98                                                                       17127.1                            17146.7
                                                                          19247.4                            19269.4
'99                                                                       21516.7                            20755.1
                                                                          21628.6                            20665.8
'00                                                                       19441.9                            18863.8
                                                                            17976                            17599.9
'01                                                                       16848.9                            16623.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broadest domestic economy.

 TOP 10 DOMESTIC EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  General Electric Co.                   2.1
 2.  Microsoft Corp.                        2.0
 3.  Citigroup, Inc.                        1.6
 4.  Exxon Mobil Corporation                1.5
 5.  Pfizer, Inc.                           1.5
 6.  Intel Corp.                            1.4
 7.  Walmart Stores, Inc.                   1.3
 8.  Johnson & Johnson Co.                  1.3
 9.  Intl. Business Machines                1.2
10.  American Equity Group                  1.1

 TOP 5 U.S. INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Banking                                6.0
 2.  Drugs/Biotechnology                    5.2
 3.  Computer & Related                     4.4
 4.  Telecommunications & Cellular          4.0
 5.  Retail                                 3.6

---------------

* Composition of portfolio subject to change.

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